UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 520-5925
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2024

Date of reporting period:  February 29, 2024

Item 1. Reports to Stockholders.

(a)
Semi-Annual Report  |  February 29, 2024

Performance Trust Total Return Bond Fund
(Symbols: PTIAX, PTAOX, PTCOX),

Performance Trust Municipal Bond Fund
(Symbols: PTIMX, PTRMX) and

Performance Trust Multisector Bond Fund
(Symbol: PTCRX)

© 2024 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:
Performance Trust Total Return Bond Fund (PTIAX) Semi-Annual
 Management’s Discussion of Fund Performance: 9/1/2023 – 2/29/2024 (Unaudited)

For the six-month period ended February 29, 2024, the Performance Trust Total Return Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of 4.21% compared to 2.35% for the Bloomberg U.S. Aggregate Bond Index (“Index”). The Morningstar Intermediate Core-Plus Bond Fund category returned 2.45% for the period.

Interest rates fell at the short end of the U.S. Treasury yield curve during the semi-annual period as the Federal Reserve (Fed) hinted they may be done with their aggressive interest rate hiking cycle. The Fed kept their benchmark rate at a target range of 5.25%-5.50% throughout the semi-annual period as they sought to restore inflation to its long-term target of 2.00%. Interest rates were up slightly at the long end of the yield curve. The chart below shows the yield curve at the beginning of the semi-annual period and the end.

U.S. Treasury Yield Curve

I25 US Treasury Actives Curve 09/01/23 Mid YTM
I25 US Treasury Actives Curve 02/29/24 Mid YTM
5.60
5.40
5.20
5.00
4.80
4.60
4.40
4.20
10
0
-10
-20
-30
-40
Change
I25 Mid YTM (02/29/24-09/01/23)
1M
4M
1Y
3Y
5Y
7Y
10Y
15Y
20Y
30Y
Tenor

The yield curve steepened during the semi-annual period. At the end of the period, the 1-year U.S. Treasury, which is quite sensitive to changes in the Fed Funds rate, yielded in excess of 5.00% while the benchmark 10-year U.S. Treasury yield offered just over 4.20%.

While interest rate volatility has ebbed and flowed since the Fed began its hiking cycle, the result has been a more favorable risk-taking environment. For example, high yield corporate (HY) spreads tightened 0.60% and ended the period at 3.12%, very close to the tightest level seen since Q3 2021. Investment grade corporate (IG) spreads tightened 0.22% to end the period at 0.96% (Source: Bloomberg). While inflation still exceeds the Fed’s target, it has fallen from the beginning of the semi-annual period and is now 6% lower than its peak in June 2022. The market is now anticipating that the Fed will begin cutting rates in the second half of 2024.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 3

LETTER FROM THE INVESTMENT ADVISER

Spread tightening across most sectors more than offset the increase in interest rates experienced at the long-end and helped to deliver strong total returns during the semi-annual period. U.S. Treasuries, Agency Mortgage-Backed Securities (MBS), and IG Corporates all provided positive total returns and assisted the Index’s performance over the semi-annual period. (Source: Bloomberg).

The Fund’s outperformance relative to the Index during the semi-annual period was driven by nearly all sectors in PTIAX and was led by select Non-Agency Commercial Mortgage-Backed Securities (CMBS), Collateralized Loan Obligations (CLOs), High-Yield (HY) Corporates, and Taxable Municipals, which delivered meaningfully positive total returns. All four sectors benefited from spread tightening experienced during the semi-annual period.

However, outperformance from the above sectors was partially offset by lower returns in long-dated U.S. Treasuries. The 20-year part of the curve has been the Fund’s recent focus and while 20-year U.S. Treasuries provided a positive total return during the semi-annual period, they are still quite sensitive to interest rate moves and cannot benefit from spread tightening like other sectors.

The table below shows a general breakdown of the Fund’s portfolio at the beginning and end of the fiscal period.

PTIAX Allocations

Sector Allocation PTIAX	8/31/2023	2/29/2024
Cash	1.13%	0.17%
Asset Backed Securities	10.16%	12.36%
Non-Agency RMBS	7.58%	5.70%
CLOs	6.06%	6.49%
Agency CMBS	7.89%	6.03%
Non-Agency CMBS	16.73%	14.89%
HY Corporates	4.13%	4.41%
U.S. Treasuries	9.77%	16.26%
IG Corporates	14.46%	13.66%
Taxable Municipals	18.63%	15.47%
Tax-Exempt Municipals	3.46%	4.56%
Other	0.00%	0.00%

The Fund increased its exposure to Asset-Backed Securities (ABS) as the inverted yield curve coupled with attractive spreads resulted in some of the highest all-in yields we have witnessed. As ABS remained our preferred method of adding Interest Rate Defense, we largely reduced or maintained other defensive sectors such as CMBS and HY Corporates. RMBS holdings also decreased as a result of ongoing amortization.

Similarly, as spreads tightened, the allocations to Municipals and IG Corporates were trimmed largely by exiting securities pricing off of the relatively unattractive belly of the yield curve. These reductions were made in favor of long-dated U.S. Treasuries. When combining long-dated U.S. Treasuries with ABS pricing off the short end of the yield curve, the resulting “barbell” (combination of short-term and long-term bonds) produces attractive total return potential in our opinion.

Looking Forward
While yields are still elevated from a historical standpoint, credit spreads have retraced much of the widening experienced during the prior fiscal year. Investors are being compensated more to take interest rate risk than nearly any other time since the Great Financial Crisis, but credit spreads are somewhat below average from a historical perspective. As a result, the Fund has increased its interest rate risk during the semi-annual period, but at the same time we have attempted to reduce credit risk.

We do not attempt to predict interest rates or credit spreads. We have positioned the Fund’s portfolio so that it has what we believe to be a balance of high-quality Interest Rate Offense (bonds with more interest rate sensitivity) and higher yielding Interest Rate Defense (bonds with less interest rate sensitivity). Within our Interest Rate Defense, we are attempting to prudently add higher yielding structured credit and corporate securities that are not exposed, in our opinion, to excessive credit risk or structural leverage.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute the Fund’s historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 4

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX) Semi-Annual
Management’s Discussion of Fund Performance: 9/1/2023 – 2/29/2024 (Unaudited)

For the six-month period ended February 29, 2024, the Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) posted a return of 6.55% compared to 4.33% for the Bloomberg Municipal Bond Index (“Index”) and 4.01% for the Morningstar Municipal National Intermediate Bond Category (Morningstar category average). PTIMX’s outperformance can generally be attributed to the Fund’s higher allocation to bonds that carry more call protection and price off a longer part of the Municipal Market Data (MMD) AAA municipal benchmark yield curve (yield curve) making the Fund a little more responsive to movements in interest rates.

The table below shows the yield curve at the beginning and end of the period, as well as at the high in yields during the period on October 30, 2023. The yield for the 15-year spot on the yield curve decreased 51 basis points, one hundredth of one percent (bps) (0.51%), while the 10-year point on the yield curve decreased 47 bps. The 25-year maturity decreased 31 bps. The yield difference between the 10-year and 15-year points on the yield curve decreased slightly from 49 bps as of August 31, 2023, to 45 bps as of February 29, 2024, while the yield difference between the 10-year and 20-year points on the yield curve increased from 72 bps to 81 bps from the beginning to the end of the period. The 81 bps difference between these two points on the yield curve is the highest in nearly a decade. Thus, the 15 to 20-year part of the yield curve continues to provide a long-term investor with additional income as well as the potential to roll-down a portion of the yield curve that is steeper than has been observed over the last several years. In contrast, the 5-year to 10-year part of the yield curve provides less income potential and is very flat.

MMD AAA Scale

Maturity	August 31, 2023	February 29, 2024	Change (bp)	October 30, 2023
1	3.25%	2.98%	-27	3.76%
5	2.88%	2.44%	-44	3.51%
7	2.88%	2.44%	-44	3.56%
10	2.93%	2.46%	-47	3.61%
15	3.42%	2.91%	-51	4.09%
20	3.65%	3.27%	-38	4.33%
25	3.82%	3.51%	-31	4.53%
30	3.88%	3.59%	-29	4.57%

Source: MMD AAA Scale as of August 31, 2023, February 29, 2024 and October 30, 2023

The configuration of the yield curve discussed above has persisted for several months. We do not predict the direction or magnitude of changes in interest rates. Our Shape Management® process evaluates total return outcomes across various interest rate scenarios, providing a consistent, systematic framework to guide our investment decisions. As a result, the Fund’s yield curve positioning is differentiated from that of the Morningstar category average with much more exposure to the 13 to 20-year part of the curve (43% of the Fund), while largely avoiding the less attractive 5 to 10-year maturities (2% of the Fund).

At the beginning of the period, tax-exempt yields increased relatively swiftly and by the end of October 2023, reached or exceeded levels last seen in the second half of 2013, surpassing the more recent high in yields during the fourth quarter of 2022. While these highs in tax-exempt yields were only available for a brief period prior to a meaningful decent that began in November 2023, the Fund attempted to use the opportunity to shore up call protection, or the amount of time until bonds become callable by the issuer, and lock in the higher yields provided by the interest rate environment that transpired.

In addition, as yields rose early in the period the Fund was provided with another opportunity to mitigate exposure to extension risk by moving “up in coupon” (or the interest rate paid on a bond by its issuer), primarily in the market for new issues. During the first half of the period, through the end of November 2023, approximately 64% of our new purchases were of bonds with coupons greater than 5%. The Fund’s total allocation to bonds with coupons greater than 5% was approximately 39 percent as of February 29, 2024. This is differentiated and higher than the Morningstar category average allocation to coupons greater than 5%.

After yields descended rapidly over the second half of the period, we began to target our new purchases at the very front end of the yield curve and complement the more call-protected bonds the Fund holds out on the curve. Approximately 47% of our new purchases since the beginning of December 2023 were bonds that mature in 2024.

Looking Forward
Looking forward over a longer-term investment horizon (3-years), with Shape Management® guiding our investment decisions, we remain very selective on the bond structures (coupon and call protection), and yield curve positioning that provide the most uniquely attractive total return outcomes across various interest rate scenarios. To the extent the current structure of the yield curve persists, with meaningful yield curve slope beyond 10-years, our additions are likely to remain relatively consistent with our activities during the last six months.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 5

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Multisector Bond Fund (PTCRX) Semi-Annual
Management’s Discussion of Fund Performance: 9/1/2023 – 2/29/2024 (Unaudited)

For the six-month period ended February 29, 2024, the Institutional Class of the Performance Trust Multisector Bond Fund (“PTCRX” or the “Fund”) posted a return of 6.85%, assuming all dividends were reinvested into the Fund. The Bloomberg U.S. Aggregate Bond Index (“Index”) returned 2.35% over the same time, and the Morningstar Multisector US Bond Category (“Category”) returned 4.45%.

The Federal Reserve (Fed) held the Federal Funds Target Rate steady at a range of 5.25% to 5.50% for the six-month period ended February 29, 2024 after raising its target by 525 basis points (5.25%) since the first quarter of 2022 as part of their strategy to bring inflation back down to two percent. Looking forward, the Fed anticipates 75 basis points (0.75%) of rate cuts in 2024, and an additional 100 basis points (1.00%) in 2025. Yields across the U.S. Treasury yield curve (yield curve) were mostly unchanged, especially in the 5-year part of the curve. Rates on the longer end were slightly higher with the 10-year up 14 basis points (0.14%) and the 20-year 11 basis points (0.11%) higher. Rates on the front end of the yield curve modestly rallied especially the 1 year which saw a 39 basis point (0.39%) decline. While rates overall appeared to be less volatile, there were meaningful swings during the six-month period. For example, the 10-year started the semi-annual period at 4.11%, then sold off to just under 5.00% in October before rallying just below 3.79% by year end. The volatility we saw in rates was likely a reflection of the change in inflation expectations and perceived monetary response that persisted throughout the period.

The graph below shows the yield curve at the beginning and end of the period:

U.S. Treasury Yield Curve

Most credit markets continued to tighten during the period with the expectation that the Fed may be at the end of their tightening campaign and the prospects of a soft landing remained in play. Investment grade Bloomberg US Agg Corporate Avg OAS and high yield Bloomberg US Corporate High Yield Average OAS corporate credit spreads tightened 22 basis points (0.22%) and 60 basis points (0.60%), respectively. However, credit markets were somewhat volatile during this time with high yield corporate spreads (LF98OAS Index) widening 66 basis points (0.66%) from the beginning of the period until early November before rallying over 125 basis points (1.25%) through year-end. This spread volatility in high yield generally followed the moves in the U.S. Treasury market.

The Fund was able to outperform the Index during the semi-annual period due to its higher exposure, relative to the Index, to credit sensitive sectors which for the most part rallied. Notably, Non-Agency CMBS (NA CMBS), High Yield (HY) Corporates and Collateralized Loan Obligations (CLOs) were most responsible for the Fund’s outperformance. The biggest contributor to our outperformance was NA CMBS which rallied meaningfully as the rate outlook appeared to have stabilized allowing for NA CMBS spreads, which have been lagging other credit sectors, to tighten meaningfully during the semi-annual period. HY Corporates also contributed to our out performance as spreads in the sector tightened in the period. While NA CMBS and HY Corporates benefited from spread tightening, CLOs contributed to the Fund’s outperformance due to both spread tightening and their high coupons which are reset quarterly based on 3-Month SOFR (Secured Overnight Financing Rate). These three sectors make up a significant portion of the Fund relative to the Index.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 6

LETTER FROM THE INVESTMENT ADVISER

The table below shows a general breakdown of the Fund’s portfolio at the beginning and end of the semi-annual period:

Sector Allocations PTCRX	8/31/2023	2/29/2024
Cash	2.43%	1.72%
Asset Backed Securities	8.42%	6.45%
Non-Agency RMBS	3.56%	4.02%
CLOs	12.02%	14.81%
Agency CMBS	3.65%	0.00%
Non-Agency CMBS	16.68%	19.25%
HY Corporates	16.96%	23.59%
U.S. Treasuries	5.07%	6.15%
IG Corporates	26.39%	18.39%
Taxable Municipals	2.33%	3.26%
Tax-Exempt Municipals	2.49%	2.36%

The Fund increased its allocation to CLOs, NA CMBS and HY Corporates during the period while lowering our allocation to Investment Grade (IG) corporates. Generally, we added seasoned CLOs and shorter HY Corporates, while selling longer IG Corporates that priced off the less attractive belly of the yield curve. The NA CMBS positions we added were at compelling spreads relative to the other credit sectors we surveil.

Looking Forward
We are excited about the opportunities in the markets today. Even though credit spreads have tightened, all in-yields still look attractive on a historical basis. The fears surrounding regional banks and commercial real estate have not gone away and continue to create unique investment opportunities.

We will continue to use a balanced approach when making allocation decisions. The goal is to create a well-diversified bond portfolio that we believe can generate strong returns in multiple market environments.

Shape Management® continues to be a crucial tool for us and paired with our consistent bottom-up credit approach, will help guide us to make the right decisions as we navigate this volatile market. We will continue to selectively add credit risk. However, given this historically tight credit spread environment, we will likely focus on positions pricing off the front end of the curve, especially within HY Corporates and CLOs. We will also continue pursuing sectors such as NA CMBS that remain wide relative to other credit alternatives. We remain focused on finding the most attractive risk/reward opportunities across various sectors and look to stay nimble in this continuously changing environment.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate investment trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options and swap positions held in a Fund may be illiquid and the Fund’s investment adviser may have difficulty closing out a position. Diversification does not assure a profit or protect against a loss in a declining market. Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 7

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Performance Trust Total Return Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	NOT (ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Total Return
Bond Fund – Institutional Class	4.21%	5.38%	-1.45%	1.30%	3.00%	4.36%
Bloomberg U.S. Aggregate Bond Index	2.35%	3.33%	-3.16%	0.56%	1.43%	1.84%

(1)	The Performance Trust Total Return Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on February 28, 2014 for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.76% per the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 8

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTAOX)

Performance Trust Total Return Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX				ANNUALIZED
	MONTHS	ONE	THREE	FIVE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Total Return Bond Fund –
Class A (with sales charge)	1.74%	2.78%	-2.44%	0.61%	0.77%
Performance Trust Total Return Bond Fund –
Class A (without sales charge)	4.08%	5.12%	-1.69%	1.06%	1.22%
Bloomberg U.S. Aggregate Bond Index	2.35%	3.33%	-3.16%	0.56%	0.71%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Total Return Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 1.01% per the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 9

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTCOX)

Performance Trust Total Return Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX				ANNUALIZED
	MONTHS	ONE	THREE	FIVE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Total Return Bond Fund –
Class C	3.66%	4.37%	-2.43%	0.30%	0.46%
Bloomberg U.S. Aggregate Bond Index	2.35%	3.33%	-3.16%	0.56%	0.71%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Total Return Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class C shares is 1.76% per the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 10

PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of February 29, 2024

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 11

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

Average Annual Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal
Bond Fund – Institutional Class	6.55%	7.48%	-0.34%	2.05%	3.21%	4.17%
Bloomberg Municipal Bond Index	4.33%	5.42%	-0.21%	1.91%	2.68%	3.15%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on February 28, 2014 for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.50% per the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 12

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond
Fund – Class A (with sales charge)	4.00%	4.80%	-1.33%	1.34%	2.74%	2.57%
Performance Trust Municipal Bond
Fund – Class A (without sales charge)	6.41%	7.20%	-0.58%	1.80%	2.97%	2.77%
Bloomberg Municipal Bond Index	4.33%	5.42%	-0.21%	1.91%	2.68%	2.45%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on February 28, 2014, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 0.75% per the prospectus dated December 29, 2023. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 13

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of February 29, 2024

* For additional details on allocation of portfolio assets by state, please see the Schedules of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 14

GROWTH OF PERFORMANCE TRUST MULTISECTOR BOND FUND (PTCRX)

Performance Trust Multisector Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Returns—For the Periods Ended February 29, 2024 (Unaudited)

	SIX			ANNUALIZED
	MONTHS	ONE	THREE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	(DECEMBER 31, 2020)(1)
Performance Trust Multisector Bond Fund –
Institutional Class	6.85%	9.45%	1.26%	1.12%
Bloomberg U.S. Aggregate Bond Index	2.35%	3.33%	-3.16%	-3.67%

(1)	The Performance Trust Multisector Bond Fund (the “Fund”) commenced investment operations on January 4, 2021.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on December 31, 2020, the inception date for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2024.

The gross and net expense ratios for Institutional Class shares per the prospectus dated December 29, 2023 were 1.07% and 1.00%, respectively. Please see the Financial Highlights in this report for the most recent expense ratios.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 15

PERFORMANCE TRUST MULTISECTOR BOND FUND (PTCRX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of February 29, 2024

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 16

(This Page Intentionally Left Blank.)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 17

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

	Performance Trust	Performance Trust	Performance Trust
	Total Return	Municipal	Multisector
	Bond Fund	Bond Fund	Bond Fund
Assets
Investments, at value (cost $7,165,174,800,
$691,515,355 and $102,352,795, respectively)	$6,673,469,858	$708,041,937	$101,938,980
Dividend and interest receivable	59,845,012	6,723,573	1,006,615
Receivable for investments sold	—	4,726,760	—
Receivable for fund shares sold	29,791,598	824,631	153,252
Other assets	155,371	53,311	18,100
Total Assets	6,763,261,839	720,370,212	103,116,947

Liabilities
Payable for investments purchased	40,885,341	20,844,893	1,920,472
Payable for fund shares redeemed	4,104,238	399,169	56,949
Payable to adviser	2,220,855	159,980	34,565
Payable to affiliates	620,609	75,953	19,146
Payable for distribution fees	33,448	6,996	—
Payable for shareholder servicing fees	17,813	—	—
Accrued expenses and other liabilities	597,672	20,255	18,047
Total Liabilities	48,479,976	21,507,246	2,049,179

Net Assets	6,714,781,863	698,862,966	101,067,768

Net Assets Consist Of:
Paid-in capital	$7,696,265,816	$775,870,775	$105,339,122
Total accumulated loss	(981,483,953)	(77,007,809)	(4,271,354)
Net Assets	$6,714,781,863	$698,862,966	$101,067,768

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 18

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
February 29, 2024 (Unaudited)

	Performance Trust	Performance Trust	Performance Trust
	Total Return	Municipal	Multisector
	Bond Fund	Bond Fund	Bond Fund
Total Return Bond Fund, Municipal Bond Fund
and Multisector Bond Fund Shares –
Institutional Class
Net assets	$6,637,622,872	$662,508,302	$101,067,768
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	339,856,506	28,771,142	11,520,138
Net asset value, redemption
and offering price per share	$19.53	$23.03	$8.77

Total Return Bond Fund and Municipal
Bond Fund Shares – Class A
Net assets	$30,702,911	$36,354,664
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,571,941	1,577,432
Net asset value, redemption
and offering price per share	$19.53	$23.05
Maximum offering price per share
(Net asset value per share divided by 0.9775)(1)	$19.98	$23.58

Total Return Bond Fund Shares – Class C
Net assets	$46,456,080
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,388,744
Net asset value, redemption
and offering price per share	$19.45

(1)	Reflects a maximum sales charge of 2.25%.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 19

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS
February 29, 2024 (Unaudited)

	PAR	VALUE

MUNICIPAL BONDS – 19.7%
Alabama – 0.3%
Baldwin County Public Building
Authority, 2.00%, 03/01/2046	$1,210,000	$760,273
Water Works Board of
the City of Birmingham
2.51%, 01/01/2036	13,945,000	11,054,913
2.71%, 01/01/2038	6,835,000	5,322,421
3.57%, 01/01/2045	385,000	311,478
		17,449,085
California – 3.4%
Alvord Unified School District,
0.00%, 08/01/2046 (a)	2,105,000	2,432,851
Bakersfield City School District,
0.00%, 05/01/2047 (a)	9,765,000	7,531,200
Chaffey Community College
District, 3.00%, 06/01/2038	3,705,000	3,433,242
Chaffey Joint Union High School
District, 3.14%, 08/01/2043	3,790,000	2,847,910
City of Los Angeles
Department of Airports
1.88%, 05/15/2030	230,000	188,063
7.05%, 05/15/2040	2,660,000	3,120,177
City of Ontario, CA,
3.78%, 06/01/2038	3,000,000	2,574,328
City of Sacramento, CA Transient
Occupancy Tax Revenue,
3.86%, 06/01/2025	3,320,000	3,256,431
City of San Francisco, CA
Public Utilities Commission Water
Revenue, 2.85%, 11/01/2041	2,000,000	1,484,260
City of Union City, CA,
0.00%, 07/01/2025 (b)	2,105,000	1,961,610
Clovis Unified School District,
3.07%, 08/01/2039	14,455,000	11,481,320
Coast Community College District,
2.96%, 08/01/2038	15,000,000	11,994,322
Cucamonga Valley Water District
Financing Authority,
3.01%, 09/01/2042	5,000,000	3,784,286
East Side Union High School
District, 5.32%, 04/01/2036	6,505,000	6,521,622
Fullerton Public Financing Authority,
7.75%, 05/01/2031	1,145,000	1,257,512
Gateway Unified School District, CA
0.00%, 08/01/2035 (b)	2,315,000	1,551,467
0.00%, 08/01/2036 (b)	2,315,000	1,470,903
Golden State Tobacco
Securitization Corp.
2.79%, 06/01/2031	15,930,000	13,435,701
3.00%, 06/01/2046	10,835,000	9,992,920
Inland Empire Tobacco
Securitization Corp.,
3.68%, 06/01/2038	19,965,000	18,829,634
Los Angeles Community College
District, CA, 6.60%, 08/01/2042	7,545,000	8,712,392
Marin Community College District,
2.70%, 08/01/2041	1,025,000	737,345
Norwalk-La Mirada Unified School
District, 0.00%, 08/01/2038 (b)	4,450,000	2,444,868
Paramount Unified School District,
3.27%, 08/01/2051	13,425,000	9,764,437
Peralta Community College District,
0.00%, 08/05/2031 (a)	12,350,000	11,537,363
Perris Union High School District,
2.70%, 09/01/2042	3,000,000	2,125,347
Riverside County Infrastructure
Financing Authority,
3.19%, 11/01/2041	4,755,000	3,652,950
San Diego County Regional
Transportation Commission,
3.25%, 04/01/2048	3,155,000	2,387,655
San Diego Unified School District,
0.00%, 07/01/2036 (b)	7,915,000	5,199,806
San Francisco City & County
Redevelopment Financing
Authority, 0.00%, 08/01/2036 (b)	5,240,000	2,742,467
San Mateo Foster City School
District, 3.06%, 08/01/2044	2,245,000	1,629,627
Santa Ana Unified School District,
0.00%, 08/01/2037 (b)	3,955,000	2,422,725
Santa Monica Community College
District, 2.80%, 08/01/2044	2,300,000	1,625,361
State of California,
7.55%, 04/01/2039	28,000,000	34,141,150
University of California
4.86%, 05/15/2112	4,746,000	4,361,180
4.77%, 05/15/2115	7,397,000	6,670,226
Ventura County Public Financing
Authority, 2.91%, 11/01/2038	10,545,000	8,178,308
West Contra Costa Unified School
District, 0.00%, 08/01/2036 (b)	5,000,000	3,227,631
West Sonoma County Union
High School District,
0.00%, 08/01/2037 (b)	1,840,000	1,108,013
William S. Hart Union High School
District, 0.00%, 08/01/2036 (b)	1,150,000	742,355
Yosemite Community College
District, 0.00%, 08/01/2038 (b)	6,110,000	3,537,474
Yuba Community College District,
0.00%, 08/01/2038 (b)	5,055,000	2,968,347
		229,066,786

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 20

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Colorado – 0.3%
City of Aurora, CO Water Revenue,
2.72%, 08/01/2046	$880,000	$595,018
City of Fountain, CO Electric Water
& Wastewater Utility Enterprise
Revenue, 3.20%, 12/01/2043	2,655,000	1,986,873
City of Fruita, CO Healthcare
Revenue, 5.00%, 01/01/2028	1,825,000	1,758,255
Colorado Health Facilities Authority
3.70%, 11/01/2039	2,825,000	2,391,344
3.80%, 11/01/2044	11,815,000	9,483,068
3.85%, 11/01/2049	2,030,000	1,580,898
		17,795,456
Connecticut – 0.5%
State of Connecticut
3.00%, 01/15/2036	5,000,000	4,752,217
3.00%, 01/15/2037	7,090,000	6,589,487
3.00%, 06/01/2037	8,620,000	7,946,919
State of Connecticut Special Tax
Revenue, 3.13%, 05/01/2040	6,975,000	6,221,185
Town of West Hartford, CT,
2.76%, 07/01/2041	7,025,000	5,323,027
		30,832,835
District of Columbia – 0.4%
District of Columbia Water & Sewer
Authority, 4.81%, 10/01/2114	10,372,000	9,536,516
Metropolitan Washington Airports
Authority Dulles Toll Road Revenue
3.56%, 10/01/2041	2,995,000	2,413,287
8.00%, 10/01/2047	10,645,000	13,990,896
		25,940,699
Florida – 1.0%
Central Florida Tourism Oversight
District, 2.73%, 06/01/2038	18,500,000	14,317,951
City of Gainesville, FL
0.00%, 10/01/2027 (b)	4,610,000	3,824,644
0.00%, 10/01/2028 (b)	1,400,000	1,103,829
3.05%, 10/01/2040	10,840,000	8,127,209
City of Gainesville, FL Utilities
System Revenue,
6.02%, 10/01/2040	6,015,000	6,446,805
County of Miami-Dade, FL Transit
System, 5.62%, 07/01/2040	17,020,000	17,511,720
JEA Water & Sewer System
Revenue, 3.00%, 10/01/2041	5,045,000	4,355,426
Orlando Utilities Commission,
5.66%, 10/01/2040	8,000,000	8,437,675
		61,125,259
Georgia – 0.2%
City of Atlanta, GA Water &
Wastewater Revenue,
2.91%, 11/01/2043	1,625,000	1,189,337
Municipal Electric Authority of
Georgia, 2.50%, 01/01/2031	10,355,000	8,924,694
State of Georgia,
2.25%, 07/01/2039	5,000,000	3,620,704
Tift County Hospital Authority,
2.98%, 12/01/2042	2,950,000	2,144,765
		15,879,500
Hawaii – 0.3%
City & County Honolulu, HI
Wastewater System Revenue,
2.57%, 07/01/2041	5,000,000	3,578,917
State of Hawaii
2.25%, 08/01/2038	3,875,000	2,802,892
2.80%, 10/01/2038	10,000,000	7,776,071
2.83%, 10/01/2039	3,730,000	2,858,719
2.87%, 10/01/2041	2,270,000	1,683,896
		18,700,495
Illinois – 0.2%
Illinois Finance Authority,
3.51%, 05/15/2041	7,000,000	5,306,591
Metropolitan Pier &
Exposition Authority
0.00%, 06/15/2036 (b)	4,025,000	2,408,607
0.00%, 12/15/2036 (b)	5,000,000	3,010,505
0.00%, 06/15/2038 (b)	2,750,000	1,461,865
State of Illinois, 5.75%, 01/01/2037	3,000,000	3,032,677
		15,220,245
Indiana – 0.1%
Indiana Finance Authority,
4.81%, 07/15/2035	3,000,000	2,922,832
Indianapolis Local Public
Improvement Bond Bank,
2.47%, 01/01/2040	9,500,000	7,071,317
		9,994,149
Kansas – 0.0% (c)
Kansas Development Finance
Authority, 4.93%, 04/15/2045	2,050,000	1,971,114

Kentucky – 0.1%
County of Warren, KY,
4.40%, 12/01/2038	1,540,000	1,425,239
Louisville and Jefferson County
Metropolitan Sewer District,
2.25%, 05/15/2044	5,215,000	3,636,088
		5,061,327

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 21

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Louisiana – 0.4%
City of New Orleans, LA
Water System Revenue
1.69%, 12/01/2029	$1,800,000	$1,517,332
1.84%, 12/01/2030	3,120,000	2,573,231
1.94%, 12/01/2031	1,635,000	1,317,480
2.89%, 12/01/2041	3,050,000	2,227,951
East Baton Rouge Sewerage
Commission, 2.44%, 02/01/2039	2,500,000	1,828,770
State of Louisiana Gasoline &
Fuels Tax Revenue
2.53%, 05/01/2041	12,055,000	8,614,423
2.83%, 05/01/2043	9,570,000	6,757,627
		24,836,814
Maine – 0.2%
City of Portland, ME
2.50%, 04/01/2039	1,760,000	1,410,653
2.50%, 04/01/2040	1,760,000	1,378,759
2.50%, 04/01/2041	1,760,000	1,351,024
Maine Health & Higher Educational
Facilities Authority,
3.12%, 07/01/2043	14,250,000	10,439,288
		14,579,724
Maryland – 0.2%
Maryland Health & Higher
Educational Facilities Authority,
3.05%, 07/01/2040	10,000,000	7,495,067
Maryland Stadium Authority,
2.81%, 05/01/2040	7,000,000	5,271,112
		12,766,179
Massachusetts – 0.1%
Commonwealth of Massachusetts,
2.38%, 09/01/2043	3,250,000	2,387,785
Massachusetts Educational
Financing Authority,
3.83%, 07/01/2024	450,000	447,652
Massachusetts School Building
Authority, 2.95%, 05/15/2043	1,540,000	1,166,413
Massachusetts State College
Building Authority,
5.93%, 05/01/2040	550,000	566,683
		4,568,533
Michigan – 0.9%
City of Detroit, MI,
4.00%, 04/01/2044 (d)	8,700,000	6,463,275
Detroit City School District,
7.75%, 05/01/2039	11,950,000	13,958,524
Michigan Finance Authority
3.08%, 12/01/2034	5,095,000	4,399,732
3.27%, 06/01/2039	19,000,000	17,279,979
Plymouth-Canton Community
School District,
3.00%, 05/01/2040	1,675,000	1,451,025
University of Michigan,
4.45%, 04/01/2122	19,211,000	16,406,292
		59,958,827
Minnesota – 0.5%
State of Minnesota,
2.88%, 06/01/2041	16,435,000	12,334,620
Western Minnesota Municipal
Power Agency,
3.16%, 01/01/2039	17,700,000	14,637,001
White Bear Lake Independent
School District No. 624,
3.00%, 02/01/2044	8,330,000	7,011,265
		33,982,886

Mississippi – 0.1%
Mississippi Development Bank,
5.46%, 10/01/2036	5,005,000	5,024,906

Missouri – 0.1%
Kansas City Land Clearance
Redevelopment Authority,
6.40%, 10/15/2040 (e)	7,915,000	7,270,656

Nebraska – 0.1%
Lancaster County School
District 001, 3.00%, 01/15/2043	6,075,000	5,153,189

Nevada – 0.3%
City of North Las Vegas, NV,
6.57%, 06/01/2040	14,155,000	15,736,029
County of Clark, NV
3.00%, 07/01/2038	4,000,000	3,600,775
3.23%, 07/01/2044	2,000,000	1,496,240
		20,833,044
New Hampshire – 0.0% (c)
New Hampshire Business Finance
Authority, 3.28%, 10/01/2037	4,815,000	3,353,461

New Jersey – 0.9%
City of Bayonne, NJ,
2.81%, 07/01/2039	5,725,000	4,247,291
Clifton Board Of Education,
2.13%, 08/15/2044	4,560,000	3,076,400
County of Essex, NJ,
2.00%, 09/01/2044	3,560,000	2,375,542
Mercer County Improvement
Authority, 8.27%, 12/01/2034	13,390,000	15,963,111
New Jersey Economic Development
Authority, 0.00%, 02/15/2025 (b)	20,188,000	19,232,284

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 22

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

New Jersey – 0.9% (Cont.)
New Jersey Institute of Technology
3.32%, 07/01/2024	$770,000	$764,772
3.42%, 07/01/2042	6,455,000	5,101,309
New Jersey Transportation
Trust Fund Authority
0.00%, 12/15/2039 (b)	5,000,000	2,687,624
0.00%, 12/15/2040 (b)	10,045,000	5,093,020
New Jersey Turnpike Authority,
2.78%, 01/01/2040	5,220,000	3,892,865
		62,434,218
New York – 0.6%
New York City Industrial
Development Agency,
2.44%, 01/01/2036	5,850,000	4,338,517
New York City Transitional Finance
Authority Building Aid Revenue,
3.00%, 07/15/2038	1,400,000	1,264,648
New York Liberty
Development Corp.
2.25%, 02/15/2041	13,595,000	10,072,350
3.00%, 02/15/2042	5,500,000	4,731,709
3.00%, 09/15/2043	12,500,000	10,450,945
New York State Dormitory Authority,
5.10%, 08/01/2034	3,125,000	2,806,215
Triborough Bridge & Tunnel
Authority, 2.92%, 05/15/2040	3,890,000	2,940,168
Western Nassau County Water
Authority, 2.96%, 04/01/2041	1,500,000	1,126,052
		37,730,604
North Carolina – 0.1%
North Carolina State University at
Raleigh, 3.02%, 10/01/2042	4,000,000	2,975,808
University of North Carolina at
Charlotte, 2.76%, 04/01/2043	2,000,000	1,446,828
		4,422,636
Ohio – 1.1%
American Municipal Power, Inc.
7.83%, 02/15/2041	10,760,000	13,174,616
6.45%, 02/15/2044	5,000,000	5,432,803
7.50%, 02/15/2050	4,430,000	5,425,828
County of Hamilton, OH,
3.76%, 06/01/2042	11,955,000	9,810,695
Franklin County Convention
Facilities Authority,
2.47%, 12/01/2034	15,000,000	11,656,883
JobsOhio Beverage System,
2.83%, 01/01/2038	7,590,000	6,139,057
Ohio Higher Educational Facility
Commission, 4.50%, 12/01/2026	4,025,000	3,875,758
Ohio State University,
4.80%, 06/01/2111	14,678,000	13,430,069
South-Western City School District,
0.00%, 12/01/2028 (b)	2,735,000	2,180,396
		71,126,105
Oklahoma – 0.5%
Oklahoma Development
Finance Authority
5.45%, 08/15/2028	4,520,000	4,070,984
5.27%, 10/01/2042	9,854,945	9,996,201
4.62%, 06/01/2044	5,000,000	4,774,027
Oklahoma Municipal
Power Authority
2.50%, 01/01/2035	3,475,000	2,715,385
2.55%, 01/01/2036	2,390,000	1,833,235
2.80%, 01/01/2041	15,500,000	11,438,876
		34,828,708
Oregon – 0.1%
Clackamas & Washington Counties
School District No. 3,
0.00%, 06/15/2038 (b)	1,900,000	1,053,271
Salem-Keizer
School District No. 24J
0.00%, 06/15/2039 (b)	3,000,000	1,498,925
0.00%, 06/15/2040 (b)	12,395,000	5,865,600
State of Oregon,
2.37%, 08/01/2041	1,205,000	843,063
Tri-County Metropolitan
Transportation District of Oregon,
2.86%, 09/01/2041	750,000	565,968
		9,826,827
Pennsylvania – 0.7%
Berks County Industrial
Development Authority
3.95%, 05/15/2024	250,000	248,947
4.45%, 05/15/2027	800,000	782,685
Commonwealth Financing Authority
3.66%, 06/01/2038	7,020,000	6,069,754
3.81%, 06/01/2041	5,060,000	4,345,322
2.99%, 06/01/2042	10,335,000	7,826,978
3.53%, 06/01/2042	3,160,000	2,540,859
Commonwealth of Pennsylvania,
3.00%, 05/15/2036	1,255,000	1,194,041
Montgomery County Industrial
Development Authority,
3.15%, 11/15/2028	10,000,000	8,934,427
Pennsylvania Economic
Development Financing Authority,
3.14%, 06/15/2042	7,600,000	5,958,097

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 23

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Pennsylvania – 0.7% (Cont.)
Pennsylvania Turnpike
Commission, 3.00%, 12/01/2042	$9,830,000	$8,307,913
Union County Hospital Authority,
4.40%, 08/01/2028	1,060,000	1,040,495
		47,249,518
Puerto Rico – 0.2%
Commonwealth of Puerto Rico
0.00%, 07/01/2024 (b)	74,866	73,877
0.00%, 07/01/2033 (b)	592,257	381,735
4.00%, 07/01/2037	355,042	339,094
4.00%, 07/01/2041	482,722	448,369
0.00%, 11/01/2043 (d)	2,034,695	1,192,840
4.00%, 07/01/2046	502,024	453,731
GDB Debt Recovery Authority of
Puerto Rico, 7.50%, 08/20/2040	7,991,178	7,631,575
Puerto Rico Highway &
Transportation Authority,
0.00%, 07/01/2026 (b)	7,000,000	5,827,980
		16,349,201
Rhode Island – 0.0% (c)
State of Rhode Island,
2.25%, 08/01/2041	1,550,000	1,128,397

South Carolina – 0.1%
South Carolina Jobs-Economic
Development Authority,
2.73%, 07/01/2030	5,725,000	5,006,591

Tennessee – 1.0%
County of Putnam, TN
2.00%, 04/01/2038	4,115,000	3,100,131
2.00%, 04/01/2039	4,195,000	3,085,101
2.13%, 04/01/2041	4,360,000	3,114,437
Metropolitan Government
Nashville & Davidson County
Sports Authority,
5.60%, 07/01/2056	13,200,000	13,452,669
Metropolitan Government of
Nashville & Davidson County,
1.75%, 01/01/2037	34,350,000	25,328,921
New Memphis Arena Public
Building Authority
0.00%, 04/01/2044 (b)	6,020,000	2,243,922
0.00%, 04/01/2045 (b)	6,000,000	2,107,944
0.00%, 04/01/2046 (b)	4,900,000	1,626,099
Tennessee State School
Bond Authority
2.56%, 11/01/2041	8,000,000	5,667,206
2.66%, 11/01/2045	11,605,000	7,679,292
		67,405,722
Texas – 3.4%
Austin Independent School District,
1.88%, 08/01/2038	12,265,000	8,958,988
Board of Regents of the
University of Texas System,
5.13%, 08/15/2042	3,410,000	3,457,940
Central Texas Regional Mobility
Authority, 3.27%, 01/01/2045	3,900,000	2,838,661
City of Dallas, TX,
0.00%, 02/15/2032 (b)	15,000,000	9,950,837
City of Dallas, TX Waterworks &
Sewer System Revenue,
2.77%, 10/01/2040	7,690,000	5,657,767
City of Frisco, TX
2.00%, 02/15/2039	4,835,000	3,547,732
2.00%, 02/15/2040	4,925,000	3,514,470
City of Houston, TX
6.29%, 03/01/2032	795,000	835,545
5.54%, 03/01/2037	7,100,000	7,483,854
3.96%, 03/01/2047	8,300,000	7,245,152
City of Irving, TX,
7.38%, 08/15/2044	3,500,000	3,500,144
City of San Antonio, TX
Electric & Gas Systems Revenue
5.99%, 02/01/2039	13,425,000	14,391,464
5.72%, 02/01/2041	22,150,000	22,917,779
Colony Economic Development
Corp., 7.25%, 10/01/2042	5,000,000	4,807,954
County of Bexar, TX
3.03%, 08/15/2041	1,490,000	1,101,462
2.86%, 06/15/2043	7,100,000	5,154,189
Dallas Convention Center Hotel
Development Corp.,
7.09%, 01/01/2042	11,075,000	12,476,627
Dallas Fort Worth
International Airport
3.09%, 11/01/2040	19,070,000	15,150,331
5.00%, 11/01/2042	1,225,000	1,192,813
2.84%, 11/01/2046	6,345,000	4,636,412
5.05%, 11/01/2047	2,500,000	2,409,089
Downtown Dallas Development
Authority, 0.00%, 08/15/2036 (b)	6,730,000	3,449,276
Forney Independent School District
3.00%, 02/15/2039	1,000,000	904,091
2.50%, 08/15/2039	7,330,000	5,867,300
2.50%, 08/15/2040	7,300,000	5,715,791
2.50%, 08/15/2041	4,385,000	3,368,498
Fort Bend Grand Parkway Toll Road
Authority, 3.00%, 03/01/2039	2,150,000	1,891,602
Metropolitan Transit Authority of
Harris County Sales & Use Tax
Revenue, 2.60%, 11/01/2037	17,015,000	13,062,880

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 24

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Texas – 3.4% (Cont.)
New Hope Cultural Education
Facilities Corp.,
4.00%, 08/01/2020 (f)	$169,148	$0
North Texas Tollway Authority
8.41%, 02/01/2030	4,375,000	4,842,272
3.00%, 01/01/2038	21,695,000	19,422,156
3.01%, 01/01/2043	2,135,000	1,598,890
Port of Beaumont Industrial
Development Authority,
4.10%, 01/01/2028 (e)	7,000,000	5,796,172
Port of Houston Authority,
3.00%, 10/01/2039	5,000,000	4,513,500
Stafford Municipal School District,
3.08%, 08/15/2041	1,525,000	1,192,437
State of Texas, 2.13%, 08/01/2037	3,430,000	2,676,454
Texas A&M University
3.00%, 05/15/2039	2,050,000	1,835,304
2.81%, 05/15/2041	6,750,000	5,110,020
Texas Transportation Commission
2.01%, 10/01/2037	6,295,000	4,508,806
2.56%, 04/01/2042	3,000,000	2,248,893
Texas Water Development Board,
3.00%, 08/01/2039	3,000,000	2,683,170
		231,916,722
Utah – 0.2%
County of Salt Lake, UT
Convention Hotel Revenue,
5.75%, 10/01/2047 (e)	5,000,000	4,343,929
Utah Transit Authority,
2.77%, 12/15/2038	10,785,000	8,391,381
		12,735,310
Virginia – 0.2%
University of Virginia,
4.18%, 09/01/2117	16,895,000	13,473,075
Virginia Housing
Development Authority
3.90%, 04/01/2042	3,155,000	2,621,549
2.96%, 09/01/2045	1,205,000	852,045
		16,946,669
Washington – 0.7%
County of King, WA,
2.73%, 12/01/2041	5,000,000	3,677,756
County of King, WA Sewer
Revenue, 2.84%, 07/01/2047	2,000,000	1,348,231
King County Housing Authority
3.00%, 11/01/2039	3,500,000	2,877,982
3.00%, 06/01/2040	18,995,000	15,180,149
3.00%, 08/01/2040	3,195,000	2,543,948
NJB Properties, 5.51%, 12/01/2036	6,960,000	7,180,132
Pierce County School
District No. 10 Tacoma,
2.36%, 12/01/2039	16,810,000	12,085,171
		44,893,369
Wisconsin – 0.2%
County of Marathon, WI
2.00%, 02/01/2037	1,495,000	1,158,056
2.00%, 02/01/2037	885,000	685,538
2.00%, 02/01/2038	1,525,000	1,145,022
2.00%, 02/01/2038	1,110,000	833,426
2.00%, 02/01/2039	1,460,000	1,066,291
2.00%, 02/01/2039	1,105,000	806,328
Milwaukee Redevelopment
Authority, 0.00%, 04/01/2039 (b)	1,000,000	434,042
Public Finance Authority
7.50%, 06/01/2029 (e)	5,750,000	5,623,813
4.15%, 05/15/2031	3,635,000	3,521,933
		15,274,449
TOTAL MUNICIPAL BONDS
(Cost $1,429,547,942)		1,323,640,215

CORPORATE BONDS – 18.0%
Aerospace & Defense – 0.3%
Howmet Aerospace, Inc.,
3.00%, 01/15/2029	11,337,000	10,143,781
Moog, Inc., 4.25%, 12/15/2027 (e)	3,610,000	3,382,041
TransDigm, Inc.,
6.63%, 03/01/2032 (e)	5,000,000	5,041,715
		18,567,537
Automobile Components – 0.1%
Dana, Inc.
4.25%, 09/01/2030	1,500,000	1,295,409
4.50%, 02/15/2032	4,208,000	3,538,928
		4,834,337
Banks – 5.3%
Atlantic Union Bankshares Corp.,
2.88% to 12/15/2026 then 3 mo.
Term SOFR + 1.86%, 12/15/2031	5,000,000	4,363,338
Australia & New Zealand Banking
Group Ltd., 6.74%, 12/08/2032 (e)	7,000,000	7,436,583
Bank of America Corp., 2.65% to
03/11/2031 then SOFR + 1.22%,
03/11/2032	10,000,000	8,379,185
Bank of Montreal, 3.09% to
01/10/2032 then 5 yr. CMT Rate +
1.40%, 01/10/2037	15,000,000	12,181,587
Bank of NT Butterfield & Son Ltd.,
5.25% to 06/15/2025 then 3 mo.
Term SOFR + 5.06%, 06/15/2030	5,000,000	4,795,090

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 25

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Banks – 5.3% (Cont.)
Bank OZK, 2.75% to 10/01/2026
then 3 mo. Term SOFR + 2.09%,
10/01/2031	$13,175,000	$11,024,270
Banner Corp., 5.00% to
06/30/2025 then 3 mo.
Term SOFR + 4.89%, 06/30/2030	8,000,000	7,370,350
Barclays PLC, 6.13% to 06/15/2026
then 5 yr. CMT Rate +
5.87%, Perpetual	15,050,000	14,348,173
Central Pacific Financial Corp.,
4.75% to 11/01/2025 then 3 mo.
Term SOFR + 4.56%, 11/01/2030	5,000,000	4,518,596
CNB Financial Corp., 3.25% to
06/15/2026 then 3 mo. Term
SOFR + 2.58%, 06/15/2031 (e)	2,000,000	1,650,997
Deutsche Bank AG, 7.08% to
02/10/2033 then SOFR + 3.65%,
02/10/2034	3,000,000	2,990,081
Fifth Third Bancorp,
8.25%, 03/01/2038	10,000,000	11,859,934
First Busey Corp.
5.25% to 06/01/2025 then 3 mo.
Term SOFR + 5.11%, 06/01/2030	4,500,000	4,290,190
5.00% to 06/15/2027 then 3 mo.
Term SOFR + 2.52%, 06/15/2032	2,000,000	1,650,164
First Financial Bancorp.,
5.25% to 05/15/2025 then 3 mo.
Term SOFR + 5.09%, 05/15/2030	10,500,000	10,096,629
First Foundation, Inc., 3.50% to
02/01/2027 then SOFR + 2.04%,
02/01/2032	8,370,000	5,816,404
First Interstate BancSystem, Inc.,
5.25% to 05/15/2025 then 3 mo.
Term SOFR + 5.18%, 05/15/2030	5,000,000	4,393,823
First Mid Bancshares, Inc., 3.95%
to 10/15/2025 then 3 mo. Term
SOFR + 3.83%, 10/15/2030	5,300,000	4,988,882
First Midwest Bancorp, Inc.,
5.88%, 09/29/2026	7,515,000	7,452,980
Firstbank, 4.50% to 09/01/2025
then SOFR + 4.39%, 09/01/2030	9,000,000	8,237,093
First-Citizens Bank & Trust Co.,
6.13%, 03/09/2028	3,792,000	3,850,837
Great Southern Bank, 5.50% to
06/15/2025 then 3 mo. Term
SOFR + 5.33%, 06/15/2030	4,750,000	4,502,065
Heartland Financial USA, Inc.,
2.75% to 09/15/2026 then 3 mo.
Term SOFR + 2.10%, 09/15/2031	6,000,000	4,671,975
Hilltop Holdings, Inc., 6.13% to
05/15/2030 then 3 mo. Term
SOFR + 5.80%, 05/15/2035	11,750,000	9,426,373
Home BancShares, Inc., 3.13% to
01/30/2027 then 3 mo. Term
SOFR + 1.82%, 01/30/2032	16,436,000	12,621,082
Huntington National Bank,
5.50% to 05/06/2025 then 3 mo.
Term SOFR + 5.35%, 05/06/2030	10,750,000	10,468,612
JPMorgan Chase & Co.
6.25% to 10/23/2033 then
SOFR + 1.81%, 10/23/2034	10,000,000	10,593,232
5.34% to 01/23/2034 then
SOFR + 1.62%, 01/23/2035	3,000,000	2,981,999
Mercantile Bank Corp., 3.25% to
01/30/2027 then SOFR + 2.12%,
01/30/2032	7,000,000	5,819,107
National Australia Bank Ltd.,
3.35% to 01/12/2032 then
5 yr. CMT Rate + 1.70%,
01/12/2037 (e)	9,500,000	7,928,942
NatWest Group PLC, 6.48% to
06/01/2029 then 5 yr. CMT Rate +
2.20%, 06/01/2034	1,000,000	1,000,661
NBT Bancorp, Inc., 5.00% to
07/01/2025 then 3 mo. Term
SOFR + 4.85%, 07/01/2030	7,500,000	6,956,907
Pacific Premier Bancorp, Inc.
4.88% to 05/15/2024 then 3 mo.
Term SOFR + 2.76%, 05/15/2029	3,500,000	3,321,127
5.38% to 06/15/2025 then 3 mo.
Term SOFR + 5.17%, 06/15/2030	6,410,000	6,164,022
Park National Corp., 4.50% to
09/01/2025 then 3 mo. Term
SOFR + 4.39%, 09/01/2030	15,600,000	14,692,030
Peapack-Gladstone Financial Corp.,
3.50% to 12/30/2025 then 3 mo.
Term SOFR + 3.26%, 12/30/2030	6,000,000	5,186,162
PNC Financial Services Group, Inc.,
5.68% to 01/22/2034 then
SOFR + 1.90%, 01/22/2035	5,000,000	5,013,596
RBB Bancorp, 4.00% to 04/01/2026
then 3 mo. Term SOFR + 3.29%,
04/01/2031	5,450,000	4,707,763
Regions Bank, 6.45%, 06/26/2037	15,601,000	15,841,219
Renasant Corp.
3.00% to 12/01/2026 then 3 mo.
Term SOFR + 1.91%, 12/01/2031	7,000,000	5,683,082
4.50% to 09/15/2030 then 3 mo.
Term SOFR + 4.03%, 09/15/2035	9,000,000	6,230,992
Santander Holdings USA, Inc.,
6.17% to 01/09/2029 then
SOFR + 2.50%, 01/09/2030	7,000,000	6,979,355
Southside Bancshares, Inc.,
3.88% to 11/15/2025 then 3 mo.
Term SOFR + 3.66%, 11/15/2030	8,000,000	7,068,025

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 26

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Banks – 5.3% (Cont.)
Synovus Financial Corp., 7.54% to
02/07/2029 then 5 Yr. Mid Swap
Rate USD + 3.38%, 02/07/2029	$4,000,000	$3,784,015
Texas Capital Bancshares, Inc.,
4.00% to 05/06/2026 then 5 yr.
CMT Rate + 3.15%, 05/06/2031	10,942,000	9,353,881
Texas Capital Bank, NA,
5.25%, 01/31/2026	5,000,000	4,645,963
Towne Bank, 3.13% to 02/15/2027
then 3 mo. Term SOFR + 1.68%,
02/15/2032	4,000,000	3,490,996
Trustmark Corp., 3.63% to
12/01/2025 then 3 mo. Term
SOFR + 3.39%, 12/01/2030	6,500,000	5,493,708
Webster Financial Corp.,
4.10%, 03/25/2029	10,470,000	9,532,719
Western Alliance Bancorp,
3.00% to 06/15/2026 then 3 mo.
Term SOFR + 2.25%, 06/15/2031	2,850,000	2,506,575
Western Alliance Bank, 5.25% to
06/01/2025 then 3 mo. Term
SOFR + 5.12%, 06/01/2030	7,500,000	7,240,425
WSFS Financial Corp.
7.70% (3 mo. Term SOFR +
2.31%), 12/15/2027	3,500,000	3,374,793
2.75% to 12/15/2025 then 3 mo.
Term SOFR + 2.49%, 12/15/2030	5,470,000	4,369,499
		353,346,088
Biotechnology – 0.2%
AbbVie, Inc.
4.40%, 11/06/2042	11,398,000	10,222,645
5.50%, 03/15/2064	5,000,000	5,061,556
		15,284,201
Building Products – 0.1%
Builders FirstSource, Inc.,
4.25%, 02/01/2032 (e)	7,800,000	6,860,201
Masonite International Corp.,
3.50%, 02/15/2030 (e)	2,493,000	2,202,932
		9,063,133
Capital Markets – 0.5%
Ares Capital Corp.
7.00%, 01/15/2027	3,000,000	3,058,561
5.88%, 03/01/2029	4,000,000	3,909,234
3.20%, 11/15/2031	15,473,000	12,624,719
Brookfield Corp.,
7.38%, 03/01/2033	3,000,000	3,234,993
MSCI, Inc., 3.63%, 11/01/2031 (e)	15,200,000	13,175,477
		36,002,984
Chemicals – 0.1%
Eastman Chemical Co.,
5.75%, 03/08/2033	3,000,000	3,022,678

Commercial Services &
Supplies – 0.1%
Central Storage Safety Project
Trust, 4.82%, 02/01/2038 (e)	5,763,520	4,977,302

Consumer Finance – 0.6%
Ally Financial, Inc.,
6.70%, 02/14/2033	10,000,000	9,855,668
Ford Motor Credit Co., LLC
7.35%, 03/06/2030	8,750,000	9,275,585
7.20%, 06/10/2030	3,000,000	3,166,441
OneMain Finance Corp.
3.50%, 01/15/2027	7,311,000	6,738,611
3.88%, 09/15/2028	2,000,000	1,749,818
5.38%, 11/15/2029	12,603,000	11,709,130
		42,495,253
Containers & Packaging – 0.4%
AptarGroup, Inc.,
3.60%, 03/15/2032	10,000,000	8,779,125
Berry Global, Inc.,
5.65%, 01/15/2034 (e)	4,400,000	4,342,023
Graphic Packaging
International, LLC
3.50%, 03/01/2029 (e)	3,000,000	2,678,659
3.75%, 02/01/2030 (e)	13,523,000	12,048,520
		27,848,327
Distributors – 0.2%
Genuine Parts Co.,
6.88%, 11/01/2033	5,000,000	5,462,842
LKQ Corp., 6.25%, 06/15/2033	6,000,000	6,166,638
		11,629,480
Diversified Consumer
Services – 1.3%
California Institute of Technology,
3.65%, 09/01/2119	1,994,000	1,382,824
Case Western Reserve University,
5.41%, 06/01/2122	8,322,000	7,953,423
Massachusetts Institute
of Technology
7.25%, 11/02/2096	2,750,000	3,561,011
5.60%, 07/01/2111	10,680,000	11,507,229
4.68%, 07/01/2114	1,935,000	1,769,373
3.89%, 07/01/2116	3,233,000	2,445,381
Nature Conservancy
1.71%, 07/01/2031	1,250,000	963,193
1.81%, 07/01/2032	1,150,000	860,772
1.86%, 07/01/2033	532,000	385,287
Service Corp. International
3.38%, 08/15/2030	8,692,000	7,468,688
4.00%, 05/15/2031	9,144,000	8,043,131

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 27

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Diversified Consumer
Services – 1.3% (Cont.)
Trustees of the University
of Pennsylvania
4.67%, 09/01/2112	$1,220,000	$1,079,502
3.61%, 02/15/2119	22,869,000	15,905,241
University of Southern California,
3.23%, 10/01/2120	4,740,000	2,890,497
Washington University,
4.35%, 04/15/2122	17,852,000	14,981,063
YMCA of Greater New York,
2.30%, 08/01/2026	5,730,000	5,252,475
		86,449,090
Electric Utilities – 0.4%
Brazos Securitization LLC,
5.41%, 09/01/2050 (e)	9,500,000	9,790,158
Denton County Electric
Cooperative, Inc., Series 2022,
5.32%, 02/15/2048 (e)	17,000,000	16,689,657
		26,479,815
Electrical Equipment – 0.3%
Regal Rexnord Corp.
6.30%, 02/15/2030 (e)	4,676,000	4,760,890
6.40%, 04/15/2033 (e)	2,000,000	2,056,038
Sensata Technologies BV,
4.00%, 04/15/2029 (e)	2,000,000	1,815,638
Sensata Technologies, Inc.
4.38%, 02/15/2030 (e)	9,838,000	8,969,221
3.75%, 02/15/2031 (e)	5,955,000	5,097,388
		22,699,175
Electronic Equipment,
Instruments & Components – 0.5%
CDW Finance Corp.
3.28%, 12/01/2028	4,954,000	4,441,038
3.25%, 02/15/2029	17,218,000	15,367,582
Corning, Inc., 5.75%, 08/15/2040	16,707,000	16,721,583
		36,530,203
Financial Services – 0.2%
American AGcredit FLCA,
3.38% to 06/15/2031 then
SOFR + 2.12%, 06/15/2036 (e)	10,000,000	7,573,726
Compeer Financial FLCA
2.75% to 06/01/2026 then
SOFR + 2.03%, 06/01/2031 (e)	5,000,000	4,232,245
3.38% to 06/01/2031 then
SOFR + 1.97%, 06/01/2036 (e)	4,750,000	3,359,534
		15,165,505
Food Products – 0.1%
Mars, Inc., 2.38%, 07/16/2040 (e)	2,100,000	1,446,375
Tyson Foods, Inc.,
5.70%, 03/15/2034	5,000,000	5,001,569
		6,447,944
Ground Transportation – 0.3%
ERAC USA Finance, LLC,
7.00%, 10/15/2037 (e)	18,952,000	21,537,732

Healthcare Providers &
Services – 1.5%
Baptist Health South Florida, Inc.,
4.34%, 11/15/2041	14,760,000	12,930,166
Centene Corp.
2.45%, 07/15/2028	10,361,000	9,146,743
3.00%, 10/15/2030	11,090,000	9,483,669
Cleveland Clinic Foundation,
4.86%, 01/01/2114	13,025,000	11,838,117
CommonSpirit Health,
3.82%, 10/01/2049	1,800,000	1,367,605
Hackensack Meridian Health, Inc.,
2.68%, 09/01/2041	14,920,000	10,457,575
HCA, Inc., 6.00%, 04/01/2054	5,000,000	4,958,787
HumanGood California Obligated
Group, 3.00%, 10/01/2028	2,335,000	2,226,866
New York and Presbyterian Hospital,
4.76%, 08/01/2116	10,000,000	8,656,264
Orlando Health Obligated Group,
2.89%, 10/01/2035	1,000,000	814,094
Penn State Health,
3.81%, 11/01/2049	5,920,000	4,406,655
Piedmont Healthcare, Inc.,
2.72%, 01/01/2042	12,924,000	9,139,191
Sutter Health, 3.16%, 08/15/2040	2,766,000	2,129,814
Toledo Hospital, 6.02%, 11/15/2048	6,980,000	7,243,805
United Jewish Appeal-Federation
of Jewish Philanthropies of New
York, Inc., 2.15%, 02/01/2031	4,565,000	3,734,653
		98,534,004
Hotels, Restaurants & Leisure – 0.2%
Hilton Grand Vacations Borrower
Escrow LLC / Hilton Grand
Vacations Borrower Esc,
6.63%, 01/15/2032 (e)	4,500,000	4,503,073
Papa John’s International, Inc.,
3.88%, 09/15/2029 (e)	4,374,000	3,880,394
Station Casinos, LLC
4.50%, 02/15/2028 (e)	1,000,000	932,871
4.63%, 12/01/2031 (e)	4,119,000	3,665,766
		12,982,104

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 28

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Household Durables – 0.5%
Ashton Woods USA, LLC
6.63%, 01/15/2028 (e)	$2,570,000	$2,556,879
4.63%, 04/01/2030 (e)	4,100,000	3,691,031
KB Home, 4.80%, 11/15/2029	1,882,000	1,768,534
M/I Homes, Inc.,
3.95%, 02/15/2030	7,916,000	7,072,211
Meritage Homes Corp.,
3.88%, 04/15/2029 (e)	12,874,000	11,728,922
Tempur Sealy International, Inc.,
3.88%, 10/15/2031 (e)	9,241,000	7,695,240
		34,512,817
IT Services – 0.1%
Gartner, Inc.
3.63%, 06/15/2029 (e)	1,125,000	1,008,889
3.75%, 10/01/2030 (e)	3,250,000	2,879,534
		3,888,423
Machinery – 0.2%
Allison Transmission, Inc.,
3.75%, 01/30/2031 (e)	13,782,000	11,927,984
Nordson Corp., 5.80%, 09/15/2033	2,000,000	2,064,046
		13,992,030
Media – 0.5%
CCO Holdings Capital Corp.
4.75%, 02/01/2032 (e)	9,912,000	8,015,091
4.25%, 01/15/2034 (e)	10,500,000	7,860,887
Charter Communications
Operating, LLC,
3.50%, 03/01/2042	2,716,000	1,777,007
Sirius XM Radio, Inc.,
3.88%, 09/01/2031 (e)	15,124,000	12,516,509
		30,169,494
Mortgage Real Estate Investment
Trusts (REITs) – 0.1%
Arbor Realty SR, Inc.,
5.00%, 12/30/2028 (e)	5,000,000	4,163,719
Arbor Realty Trust, Inc.,
4.50%, 03/15/2027 (e)	5,000,000	4,419,600
		8,583,319
Pharmaceuticals – 0.6%
Bristol-Myers Squibb Co.
4.13%, 06/15/2039	10,481,000	9,137,718
5.65%, 02/22/2064	10,500,000	10,615,808
Pfizer Investment Enterprises
Pte Ltd., 5.11%, 05/19/2043	5,000,000	4,803,283
Wyeth, LLC, 5.95%, 04/01/2037	13,738,000	14,673,839
		39,230,648
Professional Services – 0.5%
Booz Allen Hamilton, Inc.
3.88%, 09/01/2028 (e)	2,220,000	2,062,603
4.00%, 07/01/2029 (e)	12,530,000	11,579,161
5.95%, 08/04/2033	2,000,000	2,055,609
Leidos, Inc.
4.38%, 05/15/2030	6,310,000	5,937,911
2.30%, 02/15/2031	2,840,000	2,328,552
Science Applications International
Corp., 4.88%, 04/01/2028 (e)	8,290,000	7,857,921
		31,821,757
Real Estate Management &
Development – 0.4%
CBRE Services, Inc.,
5.95%, 08/15/2034	5,000,000	5,056,288
Cushman & Wakefield US
Borrower LLC,
6.75%, 05/15/2028 (e)	2,300,000	2,267,673
Jones Lang LaSalle, Inc.,
6.88%, 12/01/2028	5,000,000	5,258,531
MMH Master LLC,
6.75%, 02/01/2044 (e)	8,250,000	8,250,000
Wildflower Improvement
Association, 6.63%, 03/01/2031 (e)	3,112,207	2,982,372
		23,814,864
Retail REITs – 0.3%
American Finance Trust, Inc.,
4.50%, 09/30/2028 (e)	10,000,000	8,369,235
Simon Property Group LP,
6.75%, 02/01/2040	12,702,000	13,960,372
		22,329,607
Software – 0.4%
Open Text Corp.
3.88%, 02/15/2028 (e)	1,800,000	1,655,913
3.88%, 12/01/2029 (e)	6,680,000	5,909,729
Oracle Corp.
3.85%, 07/15/2036	10,200,000	8,573,458
6.50%, 04/15/2038	10,000,000	10,678,842
		26,817,942
Specialty Retail – 1.1%
Asbury Automotive Group, Inc.,
5.00%, 02/15/2032 (e)	11,700,000	10,400,062
AutoNation, Inc.,
3.85%, 03/01/2032	16,775,000	14,647,967
Group 1 Automotive, Inc.,
4.00%, 08/15/2028 (e)	13,014,000	11,893,747
Home Depot, Inc.
5.40%, 09/15/2040	9,497,000	9,563,499
4.88%, 02/15/2044	2,113,000	1,989,607
Ken Garff Automotive, LLC,
4.88%, 09/15/2028 (e)	4,500,000	4,145,298

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 29

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Specialty Retail – 1.1% (Cont.)
Lithia Motors, Inc.
3.88%, 06/01/2029 (e)	$1,120,000	$1,000,630
4.38%, 01/15/2031 (e)	7,000,000	6,216,864
Penske Automotive Group, Inc.,
3.75%, 06/15/2029	11,950,000	10,597,739
Valvoline, Inc.,
3.63%, 06/15/2031 (e)	1,000,000	846,088
		71,301,501
Technology Hardware, Storage &
Peripherals – 0.3%
Dell International, LLC,
8.10%, 07/15/2036	18,910,000	22,685,698
Trading Companies &
Distributors – 0.3%
Ashtead Capital, Inc.
4.25%, 11/01/2029 (e)	5,000,000	4,613,468
5.50%, 08/11/2032 (e)	8,553,000	8,363,620
5.95%, 10/15/2033 (e)	2,492,000	2,506,735
United Rentals North America, Inc.,
3.75%, 01/15/2032	5,100,000	4,418,783
WESCO Distribution, Inc.,
6.63%, 03/15/2032 (e)	2,000,000	2,003,038
		21,905,644
Wireless Telecommunication
Services – 0.0%(c)
T-Mobile USA, Inc.,
5.75%, 01/15/2034	1,000,000	1,030,211
TOTAL CORPORATE BONDS
(Cost $1,275,142,846)		1,205,980,847

NON-AGENCY COMMERCIAL MORTGAGE BACKED SECURITIES – 14.7%
Arbor Multifamily Mortgage Securities Trust
Series 2022-MF4, Class B,
3.29%, 02/15/2055 (d)(e)	7,852,000	6,682,124
Series 2022-MF4, Class XD,
1.29%, 02/15/2055 (d)(e)(g)	19,700,000	1,571,648
BANK
Series 2017-BN5, Class A4,
3.13%, 06/15/2060	12,685,000	11,902,010
Series 2017-BN8, Class A3,
3.23%, 11/15/2050	4,782,704	4,465,349
Series 2017-BNK4, Class A3,
3.36%, 05/15/2050	9,946,550	9,424,724
Series 2018-BN10, Class D,
2.60%, 02/15/2061 (e)	2,000,000	1,534,689
Series 2019-BN16, Class XA,
0.94%, 02/15/2052 (d)(g)	77,096,409	2,685,299
Series 2019-BN17, Class XB,
0.56%, 04/15/2052 (d)(g)	123,653,000	3,205,444
Series 2019-BN17, Class XD,
1.59%, 04/15/2052 (d)(e)(g)	11,541,000	783,362
Series 2019-BN19, Class A2,
2.93%, 08/15/2061	2,000,000	1,802,728
Series 2019-BN21, Class ASB,
2.81%, 10/17/2052	6,582,000	6,164,204
Series 2019-BN21, Class XD,
1.11%, 10/17/2052 (d)(e)(g)	18,699,333	949,094
Series 2019-BN23, Class C,
3.51%, 12/15/2052 (d)	8,713,000	6,961,979
Series 2019-BN23, Class XB,
0.17%, 12/15/2052 (d)(g)	238,421,000	2,398,015
Series 2019-BN24, Class XB,
0.19%, 11/15/2062 (d)(g)	174,693,000	1,993,038
Series 2019-BN24, Class ASB,
2.93%, 11/15/2062	3,250,000	3,065,899
Series 2020-BN25, Class B,
3.04%, 01/15/2063 (d)	2,574,500	2,135,766
Series 2020-BN25, Class XA,
0.88%, 01/15/2063 (d)(g)	157,848,485	6,200,336
Series 2020-BN26, Class A2,
2.04%, 03/15/2063	5,200,000	4,568,641
Series 2020-BN26, Class XB,
0.60%, 03/15/2063 (d)(g)	226,593,000	7,052,707
Series 2020-BN28, Class B,
2.34%, 03/15/2063	1,570,000	1,261,407
Series 2020-BN28, Class XB,
0.97%, 03/15/2063 (d)(g)	29,969,467	1,575,959
Series 2020-BN29, Class D,
2.50%, 11/15/2053 (e)	1,250,000	826,010
Series 2020-BN29, Class C,
3.03%, 11/15/2053 (d)	1,170,000	879,966
Series 2020-BN29, Class B,
2.42%, 11/15/2053	2,625,000	2,020,002
Series 2020-BN29, Class XB,
0.65%, 11/15/2053 (d)(g)	132,417,000	4,694,368
Series 2020-BN30, Class B,
2.45%, 12/15/2053 (d)	1,090,000	845,910
Series 2020-BN30, Class C,
2.76%, 12/15/2053 (d)	5,450,000	4,031,614
Series 2020-BN30, Class D,
2.50%, 12/15/2053 (d)(e)	9,150,000	5,989,021
Series 2021-BN31, Class ASB,
1.74%, 02/15/2054	7,250,000	6,430,758
Series 2021-BN32, Class C,
3.26%, 04/15/2054 (d)	800,000	613,918
Series 2021-BN32, Class D,
2.50%, 04/15/2054 (e)	5,000,000	3,280,029
Series 2021-BN32, Class ASB,
2.33%, 04/15/2054	10,727,500	9,646,728
Series 2021-BN33, Class ASB,
2.22%, 05/15/2064	12,599,000	11,181,471

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 30

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

BANK (Cont.)
Series 2021-BN34, Class B,
2.75%, 06/15/2063 (d)	$8,000,000	$6,149,310
Series 2021-BN34, Class XA,
0.97%, 06/15/2063 (d)(g)	95,541,345	4,634,739
Series 2021-BN35, Class XA,
1.04%, 06/15/2064 (d)(g)	86,369,800	4,547,603
Series 2021-BN35, Class C,
2.90%, 06/15/2064 (d)	8,000,000	5,940,549
Series 2021-BN35, Class B,
2.53%, 06/15/2064	2,365,000	1,879,957
Series 2021-BN36, Class ASB,
2.28%, 09/15/2064	12,250,000	10,934,510
Series 2021-BN37, Class ASB,
2.49%, 11/15/2064	14,400,000	12,838,074
Series 2021-BN38, Class XA,
0.81%, 12/15/2064 (d)(g)	40,193,523	1,900,691
Series 2022-BN40, Class D,
2.50%, 03/15/2064 (e)	3,955,000	2,439,273
Series 2023-BN45, Class XD,
2.28%, 02/15/2056 (d)(e)(g)	22,611,000	3,445,674
BANK5
Series 2023-5YR3, Class A2,
6.26%, 09/15/2056	9,998,285	10,341,408
Series 2023-5YR4, Class AS,
7.27%, 12/15/2056 (d)	7,500,000	7,980,426
Barclays Commercial Mortgage
Trust, Series 2019-C3, Class ASB,
3.46%, 05/15/2052	2,180,248	2,102,264
BBCMS Trust
Series 2020-C6, Class XA,
1.04%, 02/15/2053 (d)(g)	92,316,917	4,086,408
Series 2020-C6, Class XB,
0.67%, 02/15/2053 (d)(g)	59,000,000	2,091,355
Series 2020-C7, Class XA,
1.61%, 04/15/2053 (d)(g)	21,800,965	1,310,260
Series 2020-C7, Class XB,
0.99%, 04/15/2053 (d)(g)	17,140,000	900,387
Series 2021-C10, Class XB,
1.02%, 07/15/2054 (d)(g)	74,931,500	4,541,418
Series 2021-C10, Class XA,
1.28%, 07/15/2054 (d)(g)	64,668,016	4,157,766
Series 2021-C11, Class XB,
0.96%, 09/15/2054 (d)(g)	29,540,000	1,791,787
Series 2021-C12, Class XB,
0.59%, 11/15/2054 (d)(g)	59,992,000	2,368,364
Series 2021-C12, Class XA,
0.95%, 11/15/2054 (d)(g)	101,301,996	5,059,994
Series 2021-C12, Class B,
2.76%, 11/15/2054	9,000,000	6,897,799
Series 2021-C9, Class AS,
2.53%, 02/15/2054	8,500,000	7,003,017
Series 2021-C9, Class ASB,
1.96%, 02/15/2054	10,000,000	8,967,077
Series 2021-C9, Class XB,
0.99%, 02/15/2054 (d)(g)	68,467,000	3,799,720
Series 2022-C14, Class XA,
0.71%, 02/15/2055 (d)(g)	98,624,398	3,788,992
Series 2022-C14, Class XB,
0.25%, 02/15/2055 (d)(g)	166,823,000	3,617,790
Series 2022-C15, Class XD,
1.33%, 04/15/2055 (d)(e)(g)	25,000,000	2,195,820
Series 2022-C17, Class XA,
1.15%, 09/15/2055 (d)(g)	65,112,791	4,898,312
Series 2022-C17, Class XB,
0.49%, 09/15/2055 (d)(g)	52,655,000	2,165,432
Series 2023-C19, Class A2B,
5.75%, 04/15/2056	10,000,000	10,060,208
Series 2023-C21, Class A2,
6.30%, 09/15/2056 (d)	10,130,000	10,462,498
Series 2024-C24, Class XA,
1.63%, 02/15/2057 (d)(g)	63,558,000	6,965,251
Series 2024-C24, Class XB,
1.33%, 02/15/2057 (d)(g)	32,630,000	3,276,930
Benchmark Mortgage Trust
Series 2019-B12, Class XB,
0.39%, 08/15/2052 (d)(e)(g)	93,260,000	1,734,048
Series 2019-B13, Class XB,
0.40%, 08/15/2057 (d)(e)(g)	82,774,000	1,520,393
Series 2019-B13, Class XD,
1.50%, 08/15/2057 (d)(e)(g)	12,071,000	802,789
Series 2019-B9, Class XA,
1.02%, 03/15/2052 (d)(g)	28,483,467	1,067,358
Series 2019-B9, Class XD,
1.99%, 03/15/2052 (d)(e)(g)	11,513,000	887,603
Series 2020-B16, Class XB,
0.24%, 02/15/2053 (d)(e)(g)	70,467,000	872,226
Series 2020-B16, Class XA,
0.92%, 02/15/2053 (d)(g)	118,675,300	4,854,781
Series 2020-B20, Class XB,
0.58%, 10/15/2053 (d)(g)	79,394,000	2,328,563
Series 2020-B21, Class AAB,
1.80%, 12/17/2053	5,966,000	5,334,157
Series 2021-B23, Class XB,
0.91%, 02/15/2054 (d)(e)(g)	105,441,000	5,491,473
Series 2021-B23, Class AAB,
1.77%, 02/15/2054	5,000,000	4,353,220
Series 2021-B23, Class XA,
1.27%, 02/15/2054 (d)(g)	66,242,688	3,878,847
Series 2021-B24, Class XA,
1.15%, 03/15/2054 (d)(g)	66,435,392	3,424,738
Series 2021-B24, Class ASB,
2.26%, 03/15/2054	6,400,000	5,683,927

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 31

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Benchmark Mortgage Trust (Cont.)
Series 2021-B24, Class XB,
0.59%, 03/15/2054 (d)(g)	$99,123,000	$3,508,468
Series 2021-B25, Class XA,
1.09%, 04/15/2054 (d)(g)	78,775,710	4,275,741
Series 2021-B25, Class XB,
0.66%, 04/15/2054 (d)(g)	93,350,000	3,679,381
Series 2021-B26, Class B,
2.58%, 06/15/2054 (d)	6,000,000	4,583,639
Series 2021-B26, Class D,
2.00%, 06/15/2054 (e)	2,250,000	1,329,128
Series 2021-B26, Class XD,
1.37%, 06/15/2054 (d)(e)(g)	10,836,000	850,058
Series 2021-B27, Class XD,
1.49%, 07/15/2054 (d)(e)(g)	28,014,000	2,414,815
Series 2021-B27, Class C,
2.70%, 07/15/2054	2,000,000	1,406,040
Series 2021-B27, Class XA,
1.26%, 07/15/2054 (d)(g)	51,779,272	3,103,562
Series 2021-B27, Class D,
2.00%, 07/15/2054 (e)	5,000,000	2,964,986
Series 2021-B27, Class B,
2.36%, 07/15/2054	6,000,000	4,303,736
Series 2021-B28, Class XA,
1.27%, 08/15/2054 (d)(g)	99,161,033	6,321,684
Series 2021-B28, Class XB,
0.95%, 08/15/2054 (d)(g)	32,491,000	1,903,618
Series 2021-B28, Class ASB,
1.98%, 08/15/2054	10,000,000	8,733,745
Series 2021-B29, Class E,
2.00%, 09/15/2054 (e)	8,953,000	4,969,057
Series 2021-B29, Class C,
2.75%, 09/15/2054 (d)	3,550,000	2,574,282
Series 2021-B29, Class XD,
1.30%, 09/15/2054 (d)(e)(g)	27,615,000	2,062,506
Series 2021-B29, Class D,
2.00%, 09/15/2054 (e)	1,000,000	598,478
Series 2021-B30, Class E,
2.00%, 11/15/2054 (e)	2,250,000	1,122,953
Series 2021-B30, Class XB,
0.59%, 11/15/2054 (d)(e)(g)	83,683,000	2,927,926
Series 2021-B30, Class C,
2.88%, 11/15/2054 (d)	8,181,000	5,697,339
Series 2021-B30, Class XD,
1.30%, 11/15/2054 (d)(e)(g)	18,582,000	1,405,531
Series 2021-B31, Class AAB,
2.62%, 12/15/2054	10,000,000	8,958,227
Series 2021-B31, Class XB,
0.43%, 12/15/2054 (d)(e)(g)	124,409,000	3,665,077
Series 2021-B31, Class XD,
1.14%, 12/15/2054 (d)(e)(g)	31,991,000	2,204,957
Series 2021-B31, Class XA,
0.77%, 12/15/2054 (d)(g)	143,043,745	6,125,863
Series 2022-B32, Class AS,
3.41%, 01/15/2055 (d)	10,000,000	8,112,598
Series 2022-B32, Class XD,
1.52%, 01/15/2055 (d)(e)(g)	39,202,000	3,381,063
Series 2022-B33, Class XD,
1.61%, 03/15/2055 (d)(e)(g)	21,919,000	1,975,684
Series 2023-B38, Class A2,
5.63%, 04/15/2056	12,000,000	12,246,564
Series 2024-V5, Class AM,
6.42%, 01/10/2057 (d)	5,900,000	6,110,614
BMO Mortgage Trust
Series 2022-C1, Class XD,
1.76%, 02/17/2055 (d)(e)(g)	30,550,000	3,331,264
Series 2023-C5, Class A2,
6.52%, 06/15/2056	10,000,000	10,365,596
Series 2023-C7, Class XA,
0.81%, 12/15/2056 (d)(e)(g)	100,366,331	5,696,893
Series 2024-5C3, Class AS,
6.29%, 02/15/2057 (d)	5,750,000	5,921,190
Series 2024-5C3, Class XA,
1.12%, 02/15/2057 (d)(g)	101,189,000	4,743,538
California Housing Finance Agency
Series 2021-1, Class X,
0.80%, 11/20/2035 (a)(g)	27,730,454	1,355,742
Series 2021-3, Class X,
0.79%, 08/20/2036 (d)(g)	25,386,210	1,311,452
Cantor Commercial
Real Estate Lending LP,
Series 2019-CF2, Class XB,
0.66%, 11/15/2052 (d)(g)	134,736,000	3,849,879
CCUBS Commercial Mortgage
Trust, Series 2017-C1, Class XB,
0.32%, 11/15/2050 (d)(g)	40,062,667	421,972
Citigroup Commercial
Mortgage Trust
Series 2014-GC19, Class C,
5.02%, 03/11/2047 (d)	2,771,434	2,744,586
Series 2016-C1, Class C,
4.94%, 05/10/2049 (d)	8,348,000	7,895,533
Series 2016-C1, Class B,
4.12%, 05/10/2049	3,000,000	2,836,411
Series 2016-P6, Class B,
4.16%, 12/10/2049 (d)	6,835,000	6,163,353
Series 2017-B1, Class XB,
0.15%, 08/15/2050 (d)(g)	38,016,000	239,626
Series 2017-C4, Class XA,
0.98%, 10/12/2050 (d)(g)	30,882,861	874,427
Series 2017-C4, Class XB,
0.27%, 10/12/2050 (d)(g)	42,746,500	389,455
Series 2017-P7, Class XB,
0.57%, 04/14/2050 (d)(g)	45,124,000	722,796

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 32

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Citigroup Commercial
Mortgage Trust (Cont.)
Series 2017-P8, Class B,
4.19%, 09/15/2050	$4,160,000	$3,756,844
Series 2018-B2, Class XB,
0.37%, 03/10/2051 (d)(g)	49,202,000	714,625
Series 2018-C5, Class XB,
0.33%, 06/10/2051 (d)(e)(g)	28,400,000	400,414
Series 2018-C6, Class AAB,
4.34%, 11/10/2051	4,673,456	4,569,825
Series 2019-C7, Class B,
3.67%, 12/15/2072 (d)	10,000,000	8,567,766
Series 2019-C7, Class XA,
0.86%, 12/15/2072 (d)(g)	75,202,239	2,799,892
Series 2019-C7, Class XD,
1.20%, 12/15/2072 (d)(e)(g)	39,933,000	2,256,318
Series 2019-C7, Class XB,
0.28%, 12/15/2072 (d)(e)(g)	50,711,000	748,302
Series 2019-GC41, Class AS,
3.02%, 08/10/2056	10,339,000	8,927,546
Series 2019-GC41, Class XA,
1.04%, 08/10/2056 (d)(g)	52,561,961	1,912,399
Series 2020-GC46, Class XA,
0.97%, 02/15/2053 (d)(g)	88,719,952	3,677,779
Series 2020-GC46, Class XB,
0.32%, 02/15/2053 (d)(e)(g)	92,457,000	1,677,817
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2017-CD3, Class XB,
0.55%, 02/10/2050 (d)(g)	61,857,000	932,890
Series 2018-CD7, Class ASB,
4.21%, 08/15/2051	2,886,745	2,812,350
Commercial Mortgage Pass
Through Certificates
Series 2014-CR18, Class B,
4.46%, 07/15/2047 (d)	4,550,700	4,466,891
Series 2019-GC44, Class XD,
1.02%, 08/15/2057 (d)(e)(g)	19,460,000	964,393
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class XD,
0.50%, 04/15/2050 (d)(e)(g)	62,192,000	245,111
Series 2016-C5, Class XD,
1.00%, 11/15/2048 (d)(e)(g)	46,821,000	625,880
Series 2017-C8, Class XB,
0.35%, 06/15/2050 (d)(g)	74,773,000	753,286
Series 2019-C17, Class XA,
1.32%, 09/15/2052 (d)(g)	82,035,467	4,199,289
Series 2019-C18, Class XA,
1.00%, 12/15/2052 (d)(g)	94,843,834	3,830,648
Series 2019-C18, Class C,
3.92%, 12/15/2052 (d)	3,901,000	3,266,448
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class B,
3.26%, 11/05/2034 (e)	6,608,000	3,357,043
Series 2012-BWTR, Class A,
2.95%, 11/05/2034 (e)	445,000	333,006
Series 2015-GC32, Class B,
4.39%, 07/10/2048 (d)	6,453,000	6,143,677
Series 2015-GC34, Class A3,
3.24%, 10/10/2048	8,905,503	8,606,595
Series 2016-GS3, Class B,
3.40%, 10/10/2049 (d)	10,417,000	9,386,469
Series 2017-GS8, Class XB,
0.37%, 11/10/2050 (d)(g)	44,642,000	577,502
Series 2018-GS10, Class XD,
1.40%, 07/10/2051 (d)(e)(g)	24,049,000	1,350,034
Series 2019-GC38, Class XD,
1.89%, 02/10/2052 (d)(e)(g)	20,916,000	1,625,681
Series 2019-GC39, Class XB,
0.66%, 05/10/2052 (d)(g)	69,588,000	1,976,515
Series 2019-GC39, Class XD,
1.64%, 05/10/2052 (d)(e)(g)	24,645,000	1,695,413
Series 2019-GSA1, Class XA,
0.81%, 11/10/2052 (d)(g)	70,165,566	2,502,785
Series 2020-GC45, Class AAB,
2.84%, 02/13/2053	12,881,000	12,017,892
Series 2020-GSA2, Class XB,
0.94%, 12/12/2053 (d)(e)(g)	73,324,000	3,818,384
JP Morgan Chase Commercial
Mortgage Securities Trust
Series 2007-CB20, Class X1,
0.00%, 02/12/2051 (d)(e)(g)	145,246	0
Series 2017-JP6, Class XB,
0.63%, 07/15/2050 (d)(g)	68,830,000	1,292,304
JPMBB Commercial Mortgage
Securities Trust
Series 2015-C30, Class B,
4.23%, 07/15/2048 (d)	3,585,000	3,274,079
Series 2015-C32, Class XD,
0.50%, 11/15/2048 (d)(e)(g)	23,066,000	144,822
JPMDB Commercial Mortgage
Securities Trust, Series 2016-C4,
Class B, 3.64%, 12/15/2049 (d)	5,500,000	4,761,692
Mcp Holding Co. LLC,
Series 2015-GC30, Class B,
4.02%, 05/10/2050 (d)	2,960,000	2,750,304
Morgan Stanley ABS Capital I, Inc.,
Series 2021-L7, Class XB, 0.41%,
10/15/2054 (d)(g)	143,080,000	3,905,397
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2015-C23, Class B,
4.14%, 07/15/2050 (d)	3,845,000	3,597,557

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 33

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Morgan Stanley Bank of America
Merrill Lynch Trust (Cont.)
Series 2015-C27, Class B,
4.49%, 12/15/2047 (d)	$3,000,000	$2,861,648
Series 2016-C31, Class XD,
1.26%, 11/15/2049 (d)(e)(g)	21,212,500	603,207
Series 2017-C34, Class B,
4.11%, 11/15/2052 (d)	5,054,000	4,478,318
Series 2017-C34, Class D,
2.70%, 11/15/2052 (e)	4,953,000	3,389,400
Morgan Stanley Capital I Trust,
Series 2014-MP, Class XB,
0.52%, 11/15/2049 (d)(g)	58,680,000	734,768
Morgan Stanley Capital I, Inc.
Series 2017-H1, Class C,
4.28%, 06/15/2050 (d)	7,959,000	7,063,348
Series 2017-H1, Class XD,
2.15%, 06/15/2050 (d)(e)(g)	8,725,000	498,916
Series 2017-HR2, Class A3,
3.33%, 12/15/2050	11,641,970	10,895,340
Series 2017-HR2, Class C,
4.32%, 12/15/2050 (d)	10,576,000	9,576,422
Series 2018-H3, Class ASB,
4.12%, 07/15/2051	4,277,225	4,180,578
Series 2018-H3, Class XB,
0.36%, 07/15/2051 (d)(g)	135,712,000	1,959,030
Series 2018-H3, Class XD,
1.85%, 07/15/2051 (d)(e)(g)	15,363,500	997,471
Series 2019-H7, Class C,
4.13%, 07/15/2052	9,593,000	8,295,028
Series 2019-H7, Class XB,
0.66%, 07/15/2052 (d)(g)	130,723,000	3,919,520
Series 2019-H7, Class D,
3.00%, 07/15/2052 (e)	2,402,000	1,745,072
Series 2019-L2, Class XB,
0.62%, 03/15/2052 (d)(g)	127,093,000	3,444,945
Series 2021-L5, Class B,
3.10%, 05/15/2054	6,627,000	5,360,389
Series 2021-L5, Class XB,
0.71%, 05/15/2054 (d)(g)	70,387,500	3,015,985
Series 2021-L5, Class D,
2.50%, 05/15/2054 (e)	3,500,000	2,205,947
Series 2021-L6, Class ASB,
2.25%, 06/15/2054 (d)	11,900,000	10,472,388
Series 2021-L6, Class B,
2.95%, 06/15/2054 (d)	7,500,000	5,860,300
MSWF Commercial Mortgage Trust,
Series 2023-2, Class XA, 0.91%,
12/15/2056 (d)(g)	16,853,941	1,093,475
New Hampshire Business Finance
Authority, Series 2023-2, Class X,
0.81%, 01/20/2038 (d)(g)	33,000,000	1,886,280
UBS Commercial Mortgage Trust
Series 2017-C1, Class XB,
0.95%, 06/15/2050 (d)(g)	13,000,000	341,416
Series 2017-C6, Class XB,
0.50%, 12/15/2050 (d)(g)	63,420,500	1,198,774
Series 2017-C7, Class XB,
0.36%, 12/15/2050 (d)(g)	170,396,000	2,305,117
Series 2018-C12, Class XB,
0.29%, 08/15/2051 (d)(g)	139,858,000	1,950,488
Series 2018-C12, Class XA,
0.88%, 08/15/2051 (d)(g)	40,443,004	1,248,217
Series 2018-C13, Class ASB,
4.24%, 10/15/2051	3,095,457	3,006,141
Series 2018-C13, Class XB,
0.27%, 10/15/2051 (d)(g)	128,678,000	1,902,118
Series 2018-C13, Class XD,
2.00%, 10/15/2051 (d)(e)(g)	16,442,000	1,297,951
Series 2018-C14, Class XB,
0.25%, 12/15/2051 (d)(g)	114,392,000	1,601,076
Series 2018-C8, Class A3,
3.72%, 02/15/2051	2,000,458	1,885,587
Series 2019-C17, Class XB,
0.85%, 10/15/2052 (d)(g)	128,213,000	5,120,173
Series 2019-C18, Class AS,
3.38%, 12/15/2052 (d)	9,000,000	7,575,986
Series 2019-C18, Class ASB,
2.99%, 12/15/2052	4,500,000	4,243,824
UBS-Barclays Commercial
Mortgage Trust
Series 2019-C3, Class XB,
0.76%, 05/15/2052 (d)(g)	56,340,000	1,976,002
Series 2019-C4, Class XB,
1.13%, 08/15/2052 (d)(g)	43,170,000	2,175,444
Series 2019-C5, Class XB,
0.38%, 11/15/2052 (d)(g)	174,774,000	2,730,739
Series 2019-C5, Class XD,
1.36%, 11/15/2052 (d)(e)(g)	12,996,000	770,009
Washington State Housing Finance
Commission, Series 2021-1,
Class X, 0.73%, 12/20/2035 (d)(g)	20,385,141	916,516
Wells Fargo Commercial
Mortgage Trust
Series 2015-C28, Class C,
4.08%, 05/15/2048 (d)	11,105,000	10,117,182
Series 2015-C28, Class D,
4.08%, 05/15/2048 (d)	4,376,000	3,669,019
Series 2015-C30, Class B,
4.40%, 09/15/2058 (d)	5,800,000	5,567,799
Series 2015-NXS1, Class B,
3.66%, 05/15/2048 (d)	1,320,000	1,245,967
Series 2016-C37, Class C,
4.47%, 12/15/2049 (d)	11,213,000	10,267,226

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 34

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Wells Fargo Commercial
Mortgage Trust (Cont.)
Series 2016-C37, Class D,
3.17%, 12/15/2049 (d)(e)	$7,375,000	$6,088,313
Series 2016-LC24, Class XB,
0.98%, 10/15/2049 (d)(g)	66,264,075	1,401,870
Series 2017-C42, Class XB,
0.32%, 12/15/2050 (d)(g)	116,750,000	1,431,238
Series 2017-RB1, Class XB,
0.72%, 03/15/2050 (d)(g)	69,254,209	1,324,480
Series 2018-C43, Class C,
4.51%, 03/15/2051 (d)	4,033,000	3,592,065
Series 2018-C45, Class C,
4.73%, 06/15/2051	4,004,000	3,731,895
Series 2018-C45, Class B,
4.56%, 06/16/2051	2,837,000	2,667,539
Series 2018-C47, Class AS,
4.67%, 09/15/2061 (d)	8,000,000	7,694,141
Series 2018-C47, Class XB,
0.15%, 09/15/2061 (d)(g)	164,144,000	1,268,636
Series 2018-C48, Class ASB,
4.25%, 01/15/2052	6,635,715	6,497,527
Series 2018-C48, Class XB,
0.25%, 01/15/2052 (d)(g)	138,642,000	1,745,905
Series 2019-C49, Class ASB,
3.93%, 03/15/2052	4,999,975	4,892,419
Series 2019-C49, Class XB,
0.60%, 03/15/2052 (d)(g)	125,812,000	3,423,131
Series 2019-C49, Class B,
4.55%, 03/15/2052	8,947,000	8,360,748
Series 2019-C50, Class XB,
0.87%, 05/15/2052 (d)(g)	36,427,311	1,403,617
Series 2019-C51, Class XB,
0.67%, 06/15/2052 (d)(g)	130,394,000	3,817,323
Series 2019-C52, Class XB,
1.11%, 08/15/2052 (d)(g)	113,763,146	5,574,315
Series 2019-C52, Class C,
3.56%, 08/15/2052	6,206,000	4,895,728
Series 2019-C52, Class XA,
1.60%, 08/15/2052 (d)(g)	55,516,384	3,304,402
Series 2019-C53, Class XB,
0.45%, 10/15/2052 (d)(g)	105,325,000	2,540,850
Series 2019-C53, Class B,
3.51%, 10/15/2052 (d)	5,200,000	4,611,923
Series 2020-C55, Class XB,
0.82%, 02/15/2053 (d)(g)	58,030,370	2,288,050
Series 2020-C56, Class XB,
0.31%, 06/15/2053 (d)(g)	127,035,000	1,929,192
Series 2020-C56, Class ASB,
2.42%, 06/15/2053	2,250,000	2,074,979
Series 2020-C57, Class D,
2.50%, 08/15/2053 (e)	2,738,000	1,946,305
Series 2020-C57, Class XB,
0.73%, 08/15/2053 (d)(g)	74,972,000	2,955,269
Series 2020-C57, Class C,
4.02%, 08/15/2053 (d)	5,500,000	4,739,061
Series 2020-C57, Class ASB,
1.91%, 08/15/2053	7,250,000	6,539,413
Series 2020-C57, Class XA,
2.07%, 08/15/2053 (d)(g)	22,183,311	2,111,547
Series 2020-C58, Class XB,
1.11%, 07/15/2053 (d)(g)	109,974,000	6,636,480
Series 2021-C59, Class C,
3.28%, 04/15/2054	7,648,000	5,603,709
Series 2021-C59, Class XB,
0.90%, 04/15/2054 (d)(g)	65,782,000	3,388,345
Series 2021-C59, Class XD,
1.45%, 04/15/2054 (d)(e)(g)	40,274,000	3,223,942
Series 2021-C60, Class B,
2.73%, 08/15/2054	7,114,678	5,644,753
Series 2021-C60, Class XA,
1.52%, 08/15/2054 (d)(g)	40,626,708	2,879,942
Series 2021-C60, Class XB,
1.10%, 08/15/2054 (d)(g)	40,551,000	2,540,820
Series 2021-C60, Class C,
2.74%, 08/15/2054	3,000,000	2,206,796
Series 2021-C61, Class ASB,
2.53%, 11/15/2054	5,000,000	4,479,628
Series 2021-C61, Class B,
3.11%, 11/15/2054	4,221,000	3,314,251
Series 2021-C61, Class XD,
1.39%, 11/15/2054 (d)(e)(g)	9,132,000	760,476
TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $1,149,407,534)		987,385,869

U.S. TREASURY OBLIGATIONS – 14.0%
United States Treasury Notes/Bonds
1.13%, 08/15/2040	40,000,000	24,455,469
4.25%, 11/15/2040	55,000,000	53,762,500
3.38%, 08/15/2042	40,000,000	34,197,656
4.00%, 11/15/2042	45,000,000	41,991,504
3.88%, 05/15/2043	230,000,000	210,247,851
4.38%, 08/15/2043	250,000,000	244,687,500
4.75%, 11/15/2043	250,000,000	257,167,970
4.50%, 02/15/2044	25,000,000	24,982,422
3.13%, 08/15/2044	60,000,000	48,658,593
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $934,759,199)		940,151,465

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 35

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

ASSET-BACKED SECURITIES – 12.2%
American Credit Acceptance
Receivables Trust
Series 2021-2, Class E,
2.54%, 07/13/2027 (e)	$10,000,000	$9,694,942
Series 2021-4, Class C,
1.32%, 02/14/2028 (e)	246,445	245,111
Series 2022-2, Class C,
4.41%, 06/13/2028 (e)	8,706,517	8,669,783
Series 2022-3, Class B,
4.55%, 10/13/2026 (e)	296,687	296,565
Series 2022-3, Class C,
4.86%, 10/13/2028 (e)	5,000,000	4,979,922
Series 2022-4, Class B,
6.75%, 10/13/2026 (e)	951,269	951,900
Series 2022-4, Class C,
7.86%, 02/15/2029 (e)	5,485,000	5,547,369
Series 2023-1, Class A,
5.45%, 09/14/2026 (e)	2,165,493	2,164,594
Series 2023-1, Class C,
5.59%, 04/12/2029 (e)	5,600,000	5,575,790
Series 2023-2, Class B,
5.61%, 06/14/2027 (e)	4,000,000	3,989,462
Series 2023-2, Class C,
5.96%, 08/13/2029 (e)	8,000,000	8,006,550
Series 2023-3, Class C,
6.44%, 10/12/2029 (e)	6,500,000	6,554,367
Series 2023-4, Class C,
6.99%, 09/12/2030 (e)	7,500,000	7,654,193
Series 2024-1, Class B,
5.60%, 11/12/2027 (e)	5,000,000	5,001,800
Series 2024-1, Class C,
5.63%, 01/14/2030 (e)	5,000,000	4,971,610
AmeriCredit Automobile
Receivables Trust
Series 2021-1, Class D,
1.21%, 12/18/2026	2,095,000	1,974,159
Series 2023-1, Class A2A,
5.84%, 10/19/2026	5,926,616	5,933,730
Series 2023-2, Class A3,
5.81%, 05/18/2028	15,000,000	15,084,594
CarMax Auto Owner Trust
Series 2023-1, Class A2A,
5.23%, 01/15/2026	1,591,733	1,589,913
Series 2023-2, Class A2A,
5.50%, 06/15/2026	12,025,418	12,020,542
Series 2023-3, Class A2A,
5.72%, 11/16/2026	7,750,000	7,760,946
Series 2024-1, Class A2A,
5.30%, 03/15/2027	8,500,000	8,496,264
Series 2024-1, Class B,
5.17%, 08/15/2029	4,400,000	4,386,275
CNH Equipment Trust
Series 2023-A, Class A2,
5.34%, 09/15/2026	7,357,952	7,348,356
Series 2023-B, Class A3,
5.60%, 02/15/2029	5,000,000	5,066,147
Series 2024-A, Class A2,
5.19%, 07/15/2027	8,025,000	8,015,128
DT Auto Owner Trust,
Series 2020-2A, Class D,
4.73%, 03/16/2026 (e)	4,243,453	4,226,916
Enterprise Fleet Financing,
Series 2024-1, Class A2,
5.23%, 03/20/2030 (e)	7,000,000	6,987,634
Exeter Automobile
Receivables Trust
Series 2020-2A, Class E,
7.19%, 09/15/2027 (e)	10,000,000	10,083,532
Series 2021-2A, Class E,
2.90%, 07/17/2028 (e)	1,500,000	1,410,282
Series 2021-3A, Class E,
3.04%, 12/15/2028 (e)	5,000,000	4,637,710
Series 2022-2A, Class B,
3.65%, 10/15/2026	11,871,638	11,830,822
Series 2022-2A, Class D,
4.56%, 07/17/2028	2,860,000	2,786,123
Series 2022-4A, Class B,
4.57%, 01/15/2027	3,824,000	3,810,590
Series 2022-4A, Class C,
4.92%, 12/15/2028	4,000,000	3,961,544
Series 2022-5A, Class A3,
5.43%, 04/15/2026	1,515,045	1,514,969
Series 2022-5A, Class B,
5.97%, 03/15/2027	5,000,000	4,997,561
Series 2022-5A, Class C,
6.51%, 12/15/2027	5,060,000	5,091,183
Series 2022-6A, Class B,
6.03%, 08/16/2027	10,000,000	10,011,919
Series 2022-6A, Class C,
6.32%, 05/15/2028	5,202,000	5,234,257
Series 2023-1A, Class A2,
5.61%, 06/16/2025	153,417	153,435
Series 2023-1A, Class A3,
5.58%, 04/15/2026	7,110,000	7,110,631
Series 2023-2A, Class A3,
5.60%, 08/17/2026	10,488,000	10,477,452
Series 2023-2A, Class B,
5.61%, 09/15/2027	5,623,000	5,607,939
Series 2023-3A, Class A3,
6.04%, 07/15/2026	6,000,000	6,004,690
Series 2023-4A, Class B,
6.31%, 10/15/2027	5,000,000	5,030,997
Series 2023-4A, Class C,
6.51%, 08/15/2028	5,000,000	5,069,852

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 36

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Exeter Automobile
Receivables Trust (Cont.)
Series 2023-5A, Class B,
6.58%, 04/17/2028	$5,000,000	$5,071,782
Series 2024-1A, Class A3,
5.31%, 08/16/2027	8,612,000	8,600,053
Series 2024-1A, Class B,
5.29%, 08/15/2028	7,000,000	6,978,120
First Investors Auto Owner Trust
Series 2021-1A, Class C,
1.17%, 03/15/2027 (e)	1,795,000	1,758,265
Series 2022-1A, Class C,
3.13%, 05/15/2028 (e)	5,000,000	4,789,317
Flagship Credit Auto Trust
Series 2020-2, Class D,
5.75%, 04/15/2026 (e)	4,359,790	4,342,091
Series 2022-3, Class A3,
4.55%, 04/15/2027 (e)	9,663,033	9,596,102
Series 2023-1, Class A2,
5.38%, 12/15/2026 (e)	2,814,027	2,807,252
Series 2023-2, Class A2,
5.76%, 04/15/2027 (e)	8,171,792	8,158,985
Ford Credit Auto Owner Trust,
Series 2023-B, Class A2A,
5.57%, 06/15/2026	11,587,519	11,592,918
GLS Auto Receivables Trust
Series 2019-4A, Class D,
4.09%, 08/17/2026 (e)	8,295,000	8,243,354
Series 2020-3A, Class E,
4.31%, 07/15/2027 (e)	4,765,000	4,700,490
Series 2020-4A, Class E,
3.51%, 10/15/2027 (e)	7,500,000	7,294,315
Series 2021-2A, Class E,
2.87%, 05/15/2028 (e)	5,410,000	5,116,743
Series 2021-3A, Class E,
3.20%, 10/16/2028 (e)	5,700,000	5,301,585
Series 2021-4A, Class C,
1.94%, 10/15/2027 (e)	8,650,000	8,426,287
Series 2021-4A, Class E,
4.43%, 10/16/2028 (e)	5,000,000	4,641,241
Series 2022-2A, Class B,
4.70%, 09/15/2026 (e)	5,000,000	4,967,560
Series 2022-3A, Class B,
4.92%, 01/15/2027 (e)	3,000,000	2,978,252
Series 2023-1A, Class C,
6.38%, 12/15/2028 (e)	7,172,000	7,219,287
Series 2023-2A, Class A2,
5.70%, 01/15/2027 (e)	3,986,480	3,979,906
Series 2023-2A, Class B,
5.52%, 11/15/2027 (e)	7,500,000	7,472,920
Series 2023-2A, Class C,
5.69%, 03/15/2029 (e)	5,000,000	4,983,198
Series 2023-3A, Class C,
6.01%, 05/15/2029 (e)	5,000,000	5,019,901
Series 2023-4A, Class A3,
6.42%, 06/15/2027 (e)	2,075,000	2,101,079
Series 2023-4A, Class B,
6.57%, 03/15/2028 (e)	10,000,000	10,143,708
Series 2024-1A, Class A3,
5.40%, 09/15/2027 (e)	8,500,000	8,487,295
Series 2024-1A, Class B,
5.49%, 07/17/2028 (e)	10,000,000	9,979,014
Series 2024-1A, Class C,
5.64%, 12/17/2029 (e)	3,500,000	3,491,720
GM Financial Consumer
Automobile Receivables Trust
Series 2023-2, Class A2A,
5.10%, 05/18/2026	5,481,744	5,470,721
Series 2023-3, Class A2A,
5.74%, 09/16/2026	7,865,860	7,875,345
Honda Auto Receivables
Owner Trust
Series 2022-2, Class A2,
3.81%, 03/18/2025	719,473	718,266
Series 2023-2, Class A2,
5.41%, 04/15/2026	9,118,897	9,114,290
Series 2023-2, Class A3,
4.93%, 11/15/2027	2,662,000	2,653,863
Series 2024-1, Class A2,
5.36%, 09/15/2026	15,000,000	15,011,106
Series 2024-1, Class A3,
5.21%, 08/15/2028	8,500,000	8,499,199
John Deere Owner Trust
Series 2023-B, Class A2,
5.59%, 06/15/2026	9,500,000	9,499,825
Series 2023-C, Class A3,
5.48%, 05/15/2028	5,000,000	5,036,712
Santander Consumer
USA Holdings, Inc.
Series 2022-2, Class B,
3.44%, 09/15/2027	10,000,000	9,839,516
Series 2022-2, Class C,
3.76%, 07/16/2029	5,075,000	4,919,771
Series 2022-4, Class A3,
4.14%, 02/16/2027	4,431,957	4,408,862
Series 2023-3, Class A3,
5.61%, 10/15/2027	6,003,000	6,019,373
Series 2023-4, Class A3,
5.73%, 04/17/2028	14,300,000	14,362,870
Series 2023-5, Class B,
6.16%, 12/17/2029	4,500,000	4,589,131
Series 2023-6, Class A3,
5.93%, 07/17/2028	4,250,000	4,313,110

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 37

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Santander Consumer
USA Holdings, Inc. (Cont.)
Series 2023-6, Class C,
6.40%, 03/17/2031	$5,000,000	$5,135,622
Series 2024-1, Class A3,
5.25%, 04/17/2028	5,000,000	4,999,458
Series 2024-1, Class C,
5.45%, 03/15/2030	1,000,000	998,964
Santander Consumer USA, Inc.
Series 2022-5, Class C,
4.74%, 10/16/2028	7,500,000	7,407,782
Series 2022-6, Class A3,
4.49%, 11/16/2026	4,027,277	4,012,205
Series 2022-6, Class B,
4.72%, 06/15/2027	14,955,000	14,826,872
Series 2022-7, Class A3,
5.75%, 04/15/2027	6,350,000	6,353,087
Series 2022-7, Class B,
5.95%, 01/17/2028	10,000,000	10,055,240
Series 2022-7, Class C,
6.69%, 03/17/2031	9,695,000	9,883,782
Series 2023-1, Class A2,
5.36%, 05/15/2026	1,834,192	1,834,161
Series 2023-1, Class B,
4.98%, 02/15/2028	19,386,000	19,260,047
Series 2023-2, Class A3,
5.21%, 07/15/2027	10,020,000	9,990,275
Series 2024-1, Class A3,
5.35%, 02/15/2028	7,250,000	7,246,218
Series 2024-1, Class B,
5.31%, 01/16/2029	7,250,000	7,242,879
Santander Drive Auto
Receivables, LLC, Series 2020-1,
Class D, 5.35%, 03/15/2028	937,187	936,296
Toyota Auto Receivables
Owner Trust
Series 2022-C, Class A2A,
5.60%, 08/17/2026	8,849,418	8,851,572
Series 2022-C, Class A3,
3.76%, 04/15/2027	8,035,000	7,900,002
Series 2023-A, Class A2,
5.05%, 01/15/2026	2,820,309	2,816,494
Series 2023-C, Class A3,
5.16%, 04/17/2028	5,124,000	5,131,626
Westlake Automobile
Receivables Trust
Series 2021-1A, Class E,
2.33%, 08/17/2026 (e)	7,020,000	6,780,961
Series 2021-2A, Class D,
1.23%, 12/15/2026 (e)	8,385,000	8,039,320
Series 2021-3A, Class E,
3.42%, 04/15/2027 (e)	5,830,000	5,586,543
Series 2022-1A, Class C,
3.11%, 03/15/2027 (e)	5,000,000	4,896,613
Series 2022-1A, Class B,
2.75%, 03/15/2027 (e)	2,645,000	2,627,981
Series 2022-2A, Class A3,
3.75%, 04/15/2026 (e)	4,536,143	4,514,854
Series 2022-2A, Class B,
4.31%, 09/15/2027 (e)	8,825,000	8,735,686
Series 2022-2A, Class D,
5.48%, 09/15/2027 (e)	5,135,000	5,089,714
Series 2022-3A, Class B,
5.99%, 12/15/2027 (e)	10,000,000	10,029,852
Series 2022-3A, Class C,
6.44%, 12/15/2027 (e)	5,000,000	5,044,352
Series 2023-1A, Class A3,
5.21%, 01/18/2028 (e)	11,000,000	10,966,925
Series 2023-1A, Class B,
5.41%, 01/18/2028 (e)	3,750,000	3,740,812
Series 2023-1A, Class C,
5.74%, 08/15/2028 (e)	3,495,000	3,491,871
Series 2023-2A, Class A3,
5.80%, 02/16/2027 (e)	10,000,000	10,030,988
Series 2023-2A, Class B,
6.14%, 03/15/2028 (e)	2,050,000	2,063,431
Series 2023-2A, Class C,
6.29%, 03/15/2028 (e)	8,760,000	8,840,611
Series 2023-3A, Class C,
6.02%, 09/15/2028 (e)	6,000,000	6,032,826
Series 2023-4A, Class C,
6.64%, 11/15/2028 (e)	8,000,000	8,142,954
World Omni Auto Receivables Trust
Series 2023-A, Class A2A,
5.18%, 07/15/2026	4,463,375	4,458,044
Series 2023-B, Class A2A,
5.25%, 11/16/2026	7,243,705	7,234,744
TOTAL ASSET-BACKED
SECURITIES
(Cost $818,555,071)		819,826,414

COLLATERALIZED LOAN OBLIGATIONS – 6.4%
Allegany Park CLO Ltd.,
Series 2019-1A, Class DR, 8.42%
(3 mo. Term SOFR + 3.10%),
01/20/2035 (e)	4,000,000	3,955,004
Apidos CLO
Series 2013-12A, Class ER,
10.98% (3 mo. Term SOFR +
5.66%), 04/15/2031 (e)	6,150,000	5,702,397
Series 2013-12A, Class DR,
8.18% (3 mo. Term SOFR +
2.86%), 04/15/2031 (e)	3,195,000	3,138,966

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 38

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Apidos CLO (Cont.)
Series 2013-15A, Class CRR,
7.43% (3 mo. Term SOFR +
2.11%), 04/20/2031 (e)	$5,000,000	$4,980,435
Series 2013-15A, Class DRR,
0.00% (3 mo. Term SOFR +
2.96%), 04/20/2031 (e)	5,000,000	4,950,000
Series 2015-22A, Class CR,
8.53% (3 mo. Term SOFR +
3.21%), 04/20/2031 (e)	2,000,000	1,992,562
Series 2016-24A, Class DR,
11.38% (3 mo. Term SOFR +
6.06%), 10/20/2030 (e)	2,550,000	2,434,666
Series 2017-28A, Class A1B,
6.73% (3 mo. Term SOFR +
1.41%), 01/20/2031 (e)	12,000,000	11,993,004
Series 2018-29A, Class B,
7.49% (3 mo. Term SOFR +
2.16%), 07/25/2030 (e)	7,600,000	7,572,503
Series 2018-29A, Class C,
8.34% (3 mo. Term SOFR +
3.01%), 07/25/2030 (e)	6,250,000	6,157,931
Series 2019-31A, Class ER,
12.18% (3 mo. Term SOFR +
6.86%), 04/15/2031 (e)	4,400,000	4,331,488
Series XXXA, Class B, 7.56%
(3 mo. Term SOFR + 2.26%),
10/18/2031 (e)	7,680,000	7,671,199
ARES CLO
Series 2014-31RA, Class B,
7.19% (3 mo. Term SOFR +
1.86%), 05/24/2030 (e)	5,750,000	5,748,338
Series 2015-38A, Class DR,
8.08% (3 mo. Term SOFR +
2.76%), 04/20/2030 (e)	7,450,000	7,267,885
Series 2016-39A, Class DR2,
8.91% (3 mo. Term SOFR +
3.61%), 04/18/2031 (e)	7,335,000	7,145,757
Series 2016-39A, Class A1R2,
6.61% (3 mo. Term SOFR +
1.31%), 04/18/2031 (e)	1,750,000	1,750,744
Series 2017-42A, Class D,
9.03% (3 mo. Term SOFR +
3.71%), 01/22/2028 (e)	5,000,000	5,000,000
Series 2017-46A, Class B2,
3.57%, 01/15/2030 (e)	3,600,000	3,344,331
Series 2017-46A, Class C2,
7.28% (3 mo. Term SOFR +
1.96%), 01/15/2030 (e)	1,436,843	1,422,755
Series 2018-47A, Class D,
8.28% (3 mo. Term SOFR +
2.96%), 04/15/2030 (e)	1,915,000	1,867,577
BCRED MML CLO,
Series 2022-1A, Class C, 8.07%
(3 mo. Term SOFR + 2.75%),
04/20/2035 (e)	2,000,000	1,967,844
BlueMountain CLO Ltd.
Series 2014-2A, Class BR2,
7.33% (3 mo. Term SOFR +
2.01%), 10/20/2030 (e)	7,330,000	7,319,650
Series 2018-1A, Class B,
7.28% (3 mo. Term SOFR +
1.96%), 07/30/2030 (e)	9,496,770	9,493,465
Bristol Park CLO, Series 2016-1A,
Class AR, 6.57% (3 mo. Term
SOFR + 1.25%), 04/15/2029 (e)	4,137,693	4,138,429
Burnham Park CLO
Series 2016-1A, Class CR, 7.73%
(3 mo. Term SOFR + 2.41%),
10/20/2029 (e)	5,750,000	5,750,724
Series 2016-1A, Class DR, 8.43%
(3 mo. Term SOFR + 3.11%),
10/20/2029 (e)	1,500,000	1,491,840
Buttermilk Park CLO,
Series 2018-1A, Class D,
8.68% (3 mo. Term SOFR +
3.36%), 10/15/2031 (e)	1,000,000	992,668
Carlyle Group, Inc., Series 2014-1A,
Class BR2, 0.00% (3 mo. Term
SOFR + 1.66%), 04/17/2031 (e)	2,500,000	2,495,875
Catskill Park CLO
Series 2017-1A, Class C,
9.28% (3 mo. Term SOFR +
3.96%), 04/20/2029 (e)	3,850,000	3,851,267
Series 2017-1A, Class D,
11.58% (3 mo. Term SOFR +
6.26%), 04/20/2029 (e)	1,250,000	1,238,900
Chenango Park CLO,
Series 2018-1A, Class C, 8.58%
(3 mo. Term SOFR + 3.26%),
04/15/2030 (e)	1,000,000	989,027
CIFC Funding Ltd.
Series 2017-3A, Class A2,
7.38% (3 mo. Term SOFR +
2.06%), 07/20/2030 (e)	2,100,000	2,105,248
Series 2017-4A, Class A1R,
6.53% (3 mo. Term SOFR +
1.21%), 10/24/2030 (e)	1,942,446	1,944,544
Series 2018-1A, Class C,
7.31% (3 mo. Term SOFR +
2.01%), 04/18/2031 (e)	3,750,000	3,719,160
Cook Park CLO, Series 2018-1A,
Class B, 6.98% (3 mo. Term
SOFR + 1.66%), 04/17/2030 (e)	3,750,000	3,726,405

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 39

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Fillmore Park CLO, Series 2018-1A,
Class E, 10.98% (3 mo. Term
SOFR + 5.66%), 07/15/2030 (e)	$1,000,000	$985,000
Gilbert Park CLO
Series 2017-1A, Class D,
8.53% (3 mo. Term SOFR +
3.21%), 10/15/2030 (e)	10,275,000	10,270,726
Series 2017-1A, Class A,
6.77% (3 mo. Term SOFR +
1.45%), 10/15/2030 (e)	3,739,992	3,748,497
Series 2017-1A, Class E,
11.98% (3 mo. Term SOFR +
6.66%), 10/15/2030 (e)	1,250,000	1,247,992
GoldenTree Loan Management
US CLO, Series 2021-9A, Class E,
10.33% (3 mo. Term SOFR +
5.01%), 01/20/2033 (e)	6,500,000	6,241,443
Goldentree Loan Opportunities Ltd.
Series 2015-11A, Class ER2,
10.96% (3 mo. Term SOFR +
5.66%), 01/18/2031 (e)	5,850,000	5,810,840
Series 2015-11A, Class DR2,
7.96% (3 mo. Term SOFR +
2.66%), 01/18/2031 (e)	4,250,000	4,253,927
Series 2017-2A, Class AR,
6.49% (3 mo. Term SOFR +
1.17%), 11/20/2030 (e)	4,697,875	4,700,458
Series 2017-2A, Class E,
10.28% (3 mo. Term SOFR +
4.96%), 11/28/2030 (e)	8,811,000	8,816,040
Series 2017-2A, Class D,
8.23% (3 mo. Term SOFR +
2.91%), 11/28/2030 (e)	5,000,000	5,006,250
Series 2019-4A, Class E,
10.33% (3 mo. Term SOFR +
5.01%), 04/24/2031 (e)	8,000,000	7,676,240
Series 2019-5A, Class E,
10.43% (3 mo. Term SOFR +
5.11%), 10/20/2032 (e)	7,500,000	7,117,755
Series 2019-5A, Class DR,
8.73% (3 mo. Term SOFR +
3.41%), 10/20/2032 (e)	2,500,000	2,468,495
Series 2022-16A, Class DR,
10.11% (3 mo. Term SOFR +
4.75%), 01/20/2034 (e)	3,500,000	3,533,324
Golub Capital BDC, Inc.,
Series 2021-1A, Class C1, 8.38%
(3 mo. Term SOFR + 3.06%),
04/15/2033 (e)	7,000,000	6,925,492
Grippen Park CLO
Series 2017-1A, Class D,
8.88% (3 mo. Term SOFR +
3.56%), 01/20/2030 (e)	7,550,000	7,552,265
Series 2017-1A, Class E,
11.28% (3 mo. Term SOFR +
5.96%), 01/20/2030 (e)	1,150,000	1,142,292
Hartwick Park CLO Ltd.,
Series 2023-1A, Class D, 9.84%
(3 mo. Term SOFR + 4.50%),
01/21/2036 (e)	5,000,000	5,001,250
LCM LP
Series 15A, Class DR,
9.28% (3 mo. Term SOFR +
3.96%), 07/20/2030 (e)	9,000,000	8,955,531
Series 16A, Class CR2,
7.73% (3 mo. Term SOFR +
2.41%), 10/15/2031 (e)	5,100,000	5,026,019
Series 16A, Class BR2,
7.33% (3 mo. Term SOFR +
2.01%), 10/15/2031 (e)	4,000,000	4,012,964
Series 16A, Class ER2,
11.96% (3 mo. Term SOFR +
6.64%), 10/15/2031 (e)	1,600,000	1,334,851
Series 17A, Class ER,
11.58% (3 mo. Term SOFR +
6.26%), 10/15/2031 (e)	1,000,000	787,965
Series 18A, Class ER,
11.53% (3 mo. Term SOFR +
6.21%), 04/20/2031 (e)	5,300,000	4,244,023
Series 22A, Class CR,
8.38% (3 mo. Term SOFR +
3.06%), 10/20/2028 (e)	1,895,000	1,881,904
Series 25A, Class D,
9.03% (3 mo. Term SOFR +
3.71%), 07/20/2030 (e)	4,000,000	3,852,716
Series 26A, Class D,
8.08% (3 mo. Term SOFR +
2.76%), 01/20/2031 (e)	1,000,000	951,329
Series 27A, Class D,
8.53% (3 mo. Term SOFR +
3.21%), 07/16/2031 (e)	4,000,000	3,793,060
Series 27A, Class C,
7.53% (3 mo. Term SOFR +
2.21%), 07/16/2031 (e)	2,700,000	2,664,252
Series 29A, Class BR,
7.18% (3 mo. Term SOFR +
1.86%), 04/15/2031 (e)	4,750,000	4,744,808
Series 34A, Class E,
12.12% (3 mo. Term SOFR +
6.80%), 10/20/2034 (e)	3,250,000	2,865,779
Series 35A, Class E,
12.19% (3 mo. Term SOFR +
6.87%), 10/15/2034 (e)	4,750,000	4,176,461
Series 36A, Class E,
12.29% (3 mo. Term SOFR +
6.97%), 01/15/2034 (e)	6,000,000	5,292,936

 Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 40

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

LCM XIII LP
Series 14A, Class CR,
7.43% (3 mo. Term SOFR +
2.11%), 07/20/2031 (e)	$6,000,000	$5,925,342
Series 14A, Class ER,
11.08% (3 mo. Term SOFR +
5.76%), 07/20/2031 (e)	1,000,000	702,345
LCM XIV LP, Series 14A, Class BR,
7.16% (3 mo. Term SOFR +
1.84%), 07/20/2031 (e)	10,800,000	10,782,374
Long Point Park CLO
Series 2017-1A, Class C,
7.98% (3 mo. Term SOFR +
2.66%), 01/17/2030 (e)	4,000,000	3,906,356
Series 2017-1A, Class D2,
11.18% (3 mo. Term SOFR +
5.86%), 01/17/2030 (e)	2,000,000	1,924,962
Magnetite CLO Ltd.
Series 2014-8A, Class DR2,
8.48% (3 mo. Term SOFR +
3.16%), 04/15/2031 (e)	10,150,000	10,169,539
Series 2014-8A, Class AR2,
6.56% (3 mo. Term SOFR +
1.24%), 04/15/2031 (e)	1,996,319	1,997,139
Series 2015-12A, Class ER,
11.26% (3 mo. Term SOFR +
5.94%), 10/15/2031 (e)	8,923,000	8,805,725
Series 2015-14RA, Class D,
8.41% (3 mo. Term SOFR +
3.11%), 10/18/2031 (e)	5,900,000	5,906,519
Series 2015-14RA, Class A1,
6.68% (3 mo. Term SOFR +
1.38%), 10/18/2031 (e)	5,264,673	5,274,949
Series 2015-15A, Class ER,
10.79% (3 mo. Term SOFR +
5.46%), 07/25/2031 (e)	4,000,000	3,881,300
Series 2015-15A, Class DR,
8.34% (3 mo. Term SOFR +
3.01%), 07/25/2031 (e)	2,000,000	1,989,422
Series 2016-18A, Class DR,
8.27% (3 mo. Term SOFR +
2.96%), 11/15/2028 (e)	10,315,000	10,318,621
Series 2016-18A, Class ER,
10.82% (3 mo. Term SOFR +
5.51%), 11/15/2028 (e)	1,000,000	1,000,583
Series 2019-23A, Class ER,
11.89% (3 mo. Term SOFR +
6.56%), 01/25/2035 (e)	2,750,000	2,736,800
Series 2020-27A, Class ER,
11.58% (3 mo. Term SOFR +
6.26%), 10/20/2034 (e)	5,250,000	5,243,984
Series 2020-28A, Class ER,
11.73% (3 mo. Term SOFR +
6.41%), 01/20/2035 (e)	2,250,000	2,250,653
Series 2021-30A, Class E,
11.79% (3 mo. Term SOFR +
6.46%), 10/25/2034 (e)	4,100,000	4,101,554
Series 2023-34A, Class D,
10.52% (3 mo. Term SOFR +
5.20%), 04/20/2036 (e)	2,950,000	2,987,733
Series 2023-39A, Class D,
9.53% (3 mo. Term SOFR +
4.15%), 10/25/2033 (e)	2,000,000	2,003,688
Mountain View CLO Ltd.,
Series 2019-2A, Class A2,
7.48% (3 mo. Term SOFR +
2.16%), 01/15/2033 (e)	3,000,000	3,008,664
Myers Park CLO, Series 2018-1A,
Class C, 7.63% (3 mo. Term
SOFR + 2.31%), 10/20/2030 (e)	1,240,000	1,239,962
Neuberger Berman CLO Ltd.
Series 2018-27A, Class D,
8.18% (3 mo. Term SOFR +
2.86%), 01/15/2030 (e)	7,500,000	7,451,062
Series 2019-33A, Class DR,
8.48% (3 mo. Term SOFR +
3.16%), 10/16/2033 (e)	2,000,000	1,975,602
Niagara Park CLO, Series 2019-1A,
Class ER, 11.53% (3 mo. Term
SOFR + 6.21%), 07/17/2032 (e)	2,000,000	1,938,628
Octagon Investment Partners Ltd.
Series 2016-1A, Class CR,
7.38% (3 mo. Term SOFR +
2.06%), 07/15/2030 (e)	6,220,000	6,090,842
Series 2017-1A, Class A1R,
6.58% (3 mo. Term SOFR +
1.26%), 03/17/2030 (e)	3,245,422	3,250,741
Octagon Investment
Partners XXII LLC, Series 2014-1A,
Class CRR, 3.00% (3 mo. Term
SOFR + 2.16%), 01/22/2030 (e)	3,970,000	3,967,023
Webster Park CLO
Series 2015-1A, Class BR,
7.38% (3 mo. Term SOFR +
2.06%), 07/20/2030 (e)	10,300,000	10,246,697
Series 2015-1A, Class CR,
8.58% (3 mo. Term SOFR +
3.16%), 07/20/2030 (e)	1,800,000	1,768,500
Whetstone Park CLO Ltd.,
Series 2021-1A, Class B2,
2.79%, 01/20/2035 (e)	1,400,000	1,194,154
TOTAL COLLATERALIZED
LOAN OBLIGATIONS
(Cost $431,177,850)		430,776,935

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 41

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 6.0%
California Housing Finance Agency,
Series 2021-2, Class X,
0.82%, 03/25/2035 (a)(g)	$31,494,287	$1,524,953
Fannie Mae Pool, Pool AN8088,
3.33%, 01/01/2038	10,731,000	9,020,973
Federal National Mortgage
Association, Pool BS1824,
2.59%, 04/01/2041	7,890,000	5,780,324
Freddie Mac Multiclass
Certificates Series
Series 2020-RR09, Class CX,
2.68%, 08/27/2029 (d)(g)	42,360,000	4,012,356
Series 2021-RR17, Class X,
2.04%, 08/27/2027 (d)(g)	70,015,000	3,428,614
Freddie Mac Multifamily
ML Certificates
Series 2019-ML06, Class XUS,
1.13%, 06/25/2037 (d)(g)	10,557,986	844,745
Series 2020-ML07, Class XUS,
2.02%, 10/25/2036 (d)(e)(g)	24,545,097	3,550,448
Series 2021-ML08, Class XUS,
1.85%, 07/25/2037 (g)	32,475,754	4,346,230
Series 2021-ML09, Class XUS,
1.49%, 02/25/2040 (d)(e)(g)	43,419,659	5,173,018
Series 2021-ML10, Class XUS,
2.06%, 01/25/2038 (d)(g)	14,058,370	2,200,135
Series 2021-ML10, Class XUS,
1.52%, 06/25/2038 (d)(e)(g)	39,102,554	4,534,723
Series 2021-ML11, Class XUS,
0.77%, 03/25/2038 (e)(g)	33,711,908	1,780,326
Series 2021-ML12, Class XUS,
1.30%, 07/25/2041 (d)(e)(g)	17,880,864	1,754,113
Freddie Mac Multifamily Structured
Pass Through Certificates
Series K042, Class X1,
1.01%, 12/25/2024 (d)(g)	109,818,407	528,106
Series K046, Class X1,
0.33%, 03/25/2025 (d)(g)	421,844,706	1,118,268
Series K049, Class X1,
0.54%, 07/25/2025 (d)(g)	86,333,811	518,599
Series K061, Class XAM,
0.06%, 11/25/2026 (d)(g)	72,512,000	181,077
Series K062, Class XAM,
0.18%, 12/25/2026 (d)(g)	79,423,000	444,904
Series K063, Class X1,
0.27%, 01/25/2027 (d)(g)	358,111,727	2,449,019
Series K064, Class X1,
0.60%, 03/25/2027 (d)(g)	120,623,156	1,830,963
Series K065, Class XAM,
0.55%, 05/25/2027 (d)(g)	57,193,000	975,901
Series K066, Class X1,
0.74%, 06/25/2027 (d)(g)	30,683,270	610,005
Series K067, Class X1,
0.57%, 07/25/2027 (d)(g)	39,245,596	633,232
Series K068, Class X1,
0.42%, 08/25/2027 (d)(g)	99,993,007	1,262,612
Series K069, Class X1,
0.34%, 09/25/2027 (d)(g)	28,125,934	308,859
Series K073, Class X1,
0.30%, 01/25/2028 (d)(g)	152,227,836	1,679,514
Series K073, Class XAM,
0.20%, 01/25/2028 (d)(g)	54,203,000	456,958
Series K080, Class X1,
0.12%, 07/25/2028 (d)(g)	422,703,240	2,609,939
Series K081, Class X1,
0.07%, 08/25/2028 (d)(g)	152,137,719	693,565
Series K084, Class X1,
0.21%, 10/25/2028 (d)(g)	333,673,173	3,225,585
Series K089, Class XAM,
0.46%, 01/25/2029 (d)(g)	53,965,000	1,131,738
Series K090, Class XAM,
0.63%, 03/25/2029 (d)(g)	50,517,000	1,466,226
Series K091, Class XAM,
0.49%, 03/25/2029 (d)(g)	53,659,000	1,242,394
Series K093, Class X1,
0.94%, 05/25/2029 (d)(g)	58,370,127	2,295,802
Series K094, Class X1,
0.88%, 06/25/2029 (d)(g)	194,205,337	7,353,119
Series K097, Class X1,
1.09%, 07/25/2029 (d)(g)	72,452,144	3,448,954
Series K097, Class XAM,
1.35%, 09/25/2051 (d)(g)	66,115,000	4,089,100
Series K098, Class X1,
1.14%, 08/25/2029 (d)(g)	78,282,321	3,934,462
Series K098, Class XAM,
1.39%, 08/25/2029 (d)(g)	24,691,000	1,589,636
Series K099, Class X1,
0.88%, 09/25/2029 (d)(g)	209,013,642	8,206,942
Series K100, Class XAM,
0.91%, 09/25/2029 (d)(g)	62,086,000	2,722,930
Series K101, Class XAM,
1.09%, 10/25/2029 (d)(g)	65,686,000	3,453,455
Series K102, Class X1,
0.82%, 10/25/2029 (d)(g)	172,355,187	6,435,432
Series K103, Class X1,
0.64%, 11/25/2029 (d)(g)	124,768,194	3,743,033
Series K105, Class XAM,
1.77%, 01/25/2030 (d)(g)	64,122,000	5,621,858
Series K107, Class XAM,
1.55%, 02/25/2030 (d)(g)	118,898,000	9,299,892

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 42

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
Series K108, Class X1,
1.69%, 03/25/2030 (d)(g)	$56,712,109	$4,618,753
Series K108, Class XAM,
1.66%, 03/25/2030 (d)(g)	70,601,000	5,975,767
Series K110, Class X1,
1.70%, 04/25/2030 (d)(g)	29,779,712	2,353,193
Series K111, Class X1,
1.57%, 05/25/2030 (d)(g)	108,402,827	8,314,735
Series K112, Class XAM,
1.67%, 05/25/2030 (d)(g)	44,272,000	3,816,804
Series K112, Class X1,
1.43%, 05/25/2030 (d)(g)	122,723,096	8,670,203
Series K113, Class X1,
1.38%, 06/25/2030 (d)(g)	113,139,389	7,670,817
Series K114, Class XAM,
1.34%, 06/25/2030 (d)(g)	54,977,000	3,875,791
Series K114, Class X1,
1.12%, 06/25/2030 (d)(g)	135,862,179	7,641,568
Series K115, Class X1,
1.32%, 06/25/2030 (d)(g)	53,870,212	3,553,021
Series K115, Class XAM,
1.55%, 07/25/2030 (d)(g)	40,865,759	3,334,393
Series K116, Class X1,
1.42%, 07/25/2030 (d)(g)	98,538,413	6,848,784
Series K116, Class XAM,
1.60%, 08/25/2030 (d)(g)	23,000,000	1,969,338
Series K118, Class X1,
0.96%, 09/25/2030 (d)(g)	120,122,996	5,873,294
Series K118, Class XAM,
1.17%, 09/25/2030 (d)(g)	35,916,184	2,281,123
Series K119, Class XAM,
1.13%, 10/25/2030 (d)(g)	51,000,000	3,131,176
Series K121, Class X1,
1.02%, 10/25/2030 (d)(g)	48,550,271	2,506,602
Series K121, Class XAM,
1.19%, 11/25/2030 (d)(g)	70,786,000	4,706,420
Series K122, Class XAM,
1.08%, 11/25/2030 (d)(g)	35,211,000	2,125,304
Series K122, Class X1,
0.88%, 11/25/2030 (d)(g)	111,152,984	5,081,448
Series K123, Class XAM,
0.98%, 12/25/2030 (d)(g)	108,000,000	5,907,416
Series K124, Class XAM,
0.94%, 01/25/2031 (d)(g)	89,626,000	4,739,772
Series K125, Class XAM,
0.78%, 01/25/2031 (d)(g)	103,992,000	4,686,233
Series K125, Class X1,
0.58%, 01/25/2031 (d)(g)	282,886,384	8,847,837
Series K127, Class XAM,
0.50%, 02/25/2031 (d)(g)	186,332,000	5,425,131
Series K128, Class X1,
0.51%, 03/25/2031 (d)(g)	153,581,725	4,325,414
Series K128, Class XAM,
0.73%, 03/25/2031 (d)(g)	37,700,000	1,628,802
Series K129, Class XAM,
1.22%, 05/25/2031 (d)(g)	31,700,000	2,250,047
Series K130, Class X1,
1.04%, 06/25/2031 (d)(g)	122,593,956	7,187,561
Series K130, Class XAM,
1.21%, 07/25/2031 (d)(g)	43,372,188	3,173,729
Series K131, Class X1,
0.73%, 07/25/2031 (d)(g)	135,429,026	5,870,009
Series K138, Class XAM,
0.69%, 01/25/2032 (d)(g)	195,000,000	8,779,329
Series K141, Class X1,
0.30%, 02/25/2032 (d)(g)	184,926,831	3,886,885
Series K141, Class XAM,
0.32%, 02/25/2032 (d)(g)	195,000,000	4,378,432
Series K149, Class X1,
0.26%, 08/25/2032 (d)(g)	83,153,845	1,751,985
Series K1511, Class X1,
0.78%, 03/25/2034 (d)(g)	131,200,450	6,816,309
Series K1512, Class X1,
0.91%, 04/25/2034 (d)(g)	47,343,295	2,804,977
Series K1513, Class X1,
0.86%, 08/25/2034 (d)(g)	75,636,121	4,379,899
Series K1514, Class X1,
0.58%, 10/25/2034 (d)(g)	80,233,921	3,468,256
Series K1515, Class X1,
1.51%, 02/25/2035 (d)(g)	78,376,136	8,637,693
Series K1516, Class X1,
1.51%, 05/25/2035 (d)(g)	41,595,760	4,891,154
Series K1517, Class X1,
1.32%, 07/25/2035 (d)(g)	88,273,405	9,053,259
Series K152, Class X1,
0.95%, 01/25/2031 (d)(g)	28,908,266	1,369,601
Series K1521, Class X1,
0.98%, 08/25/2036 (d)(g)	95,467,207	7,781,064
Series K155, Class X1,
0.12%, 04/25/2033 (d)(g)	243,072,249	2,581,865
Series K160, Class X1,
0.21%, 08/25/2033 (d)(g)	254,095,600	5,090,500
Series K728, Class X1,
0.46%, 08/25/2024 (d)(g)	49,529,366	88,925
Series K729, Class X1,
0.34%, 10/25/2024 (d)(g)	39,109,542	55,023
Series K734, Class X1,
0.65%, 02/25/2026 (d)(g)	62,685,650	568,540
Series K735, Class XAM,
1.36%, 05/25/2026 (d)(g)	70,547,000	1,804,113

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 43

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
Series K735, Class X1,
0.96%, 05/25/2026 (d)(g)	$57,609,203	$944,762
Series K737, Class XAM,
1.01%, 10/25/2026 (d)(g)	20,050,000	487,462
Series K738, Class XAM,
1.37%, 03/25/2027 (d)(g)	24,099,000	901,317
Series K739, Class XAM,
1.57%, 09/25/2027 (d)(g)	32,621,072	1,547,325
Series K742, Class XAM,
0.93%, 04/25/2028 (d)(g)	89,849,000	3,030,903
Series K743, Class XAM,
1.29%, 05/25/2028 (d)(g)	99,488,000	4,716,378
Series K744, Class X1,
0.85%, 07/25/2028 (d)(g)	106,469,246	3,310,118
Series K744, Class XAM,
1.23%, 07/25/2028 (d)(g)	122,906,000	5,715,031
Series K747, Class XAM,
0.40%, 12/25/2028 (d)(g)	160,000,000	2,679,136
Series K748, Class XAM,
0.55%, 01/25/2029 (d)(g)	175,000,000	4,206,475
Series KG02, Class X1,
1.02%, 08/25/2029 (d)(g)	31,848,456	1,315,335
Series KG03, Class X1,
1.38%, 06/25/2030 (d)(g)	15,448,670	1,021,257
Series KG04, Class X1,
0.85%, 11/25/2030 (d)(g)	110,855,384	4,864,013
Series KW03, Class X1,
0.81%, 06/25/2027 (d)(g)	13,839,082	262,509
Series KW06, Class X1,
0.12%, 06/25/2028 (d)(g)	530,651,022	2,836,224
Series KW09, Class X1,
0.80%, 05/25/2029 (d)(g)	62,389,284	1,913,242
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $441,000,777)		399,842,818

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 5.6%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 4A1,
5.58%, 01/25/2036 (d)	4,744,661	3,385,734
Series 2005-3, Class 2A1,
4.64%, 07/25/2035 (d)	270,070	246,949
Series 2006-2, Class 1A1,
4.18%, 05/25/2036 (d)	740,309	623,409
American Home Mortgage
Investment Trust, Series 2006-2,
Class 3A5, 6.75%, 06/25/2036 (a)	2,747,648	411,660
Banc of America
Alternative Loan Trust
Series 2005-11, Class 4A5,
5.75%, 12/25/2035	655,056	555,261
Series 2005-11, Class 4A6,
5.75%, 12/25/2035	106,791	90,522
Series 2006-2, Class 4CB1,
6.50%, 03/25/2036	2,344,298	1,886,939
Series 2006-4, Class 5CB1,
6.50%, 05/25/2046	2,146,064	1,827,486
Series 2006-4, Class 3CB4,
6.00%, 05/25/2046	818,827	698,309
Series 2006-4, Class 4CB1,
6.50%, 05/25/2046	455,623	396,463
Series 2006-5, Class CB17,
6.00%, 06/25/2046	239,022	204,532
Series 2006-6, Class CB5,
6.00%, 07/25/2046	946,401	785,643
Series 2006-9, Class A2,
5.84% (1 mo. Term SOFR +
0.51%), 01/25/2037	793,393	590,518
Series 2006-9, Class 1CB1,
6.00%, 01/25/2037	161,879	137,900
Banc of America Funding Corp.
Series 2003-3, Class 1A7,
5.50%, 10/25/2033	142,945	135,796
Series 2004-1, Class 2A1,
6.00%, 02/25/2034	449,860	447,665
Series 2004-1, Class 4A1,
6.00%, 03/25/2034	2,754,543	2,767,374
Series 2004-B, Class 4A2,
5.40%, 11/20/2034 (d)	1,463,191	1,348,128
Series 2005-3, Class 1A20,
5.50%, 06/25/2035	55,981	48,251
Series 2005-4, Class 2A1,
5.50%, 08/25/2035	31,750	29,109
Series 2005-5, Class 2A1,
5.50%, 09/25/2035	1,389,138	1,321,123
Series 2005-5, Class 1A11,
5.50%, 09/25/2035	147,502	142,019
Series 2005-7, Class 3A15,
5.75%, 11/25/2035	2,924	2,852
Series 2005-7, Class 3A9,
6.00%, 11/25/2035	14,546	14,057
Series 2005-7, Class 2A3,
5.50%, 11/25/2035	2,563,156	2,319,055
Series 2005-8, Class 4A28,
5.75%, 01/25/2036	1,818,457	1,588,568
Series 2006-5, Class 3A2,
5.75%, 09/25/2036	247,467	215,042
Series 2006-7, Class 1A9,
6.00%, 09/25/2036	398,570	326,224

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 44

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Banc of America Funding Corp. (Cont.)
Series 2006-F, Class 2A1,
5.12%, 07/20/2036 (d)	$5,153,875	$4,415,327
Series 2006-I, Class 2A2,
5.42%, 12/20/2036 (d)	357,914	327,635
Series 2006-I, Class 1A1,
5.42%, 12/20/2036 (d)	502,475	477,655
Series 2006-I, Class 2A1,
5.42%, 12/20/2036 (d)	2,057,622	1,925,774
Series 2006-J, Class 4A1,
5.21%, 01/20/2047 (d)	111,164	93,825
Series 2007-1, Class TA7,
6.69%, 01/25/2037 (a)	660,152	582,316
Series 2007-2, Class TA1A,
5.50% (1 mo. Term SOFR +
0.17%), 03/25/2037	308,597	275,081
Series 2007-3, Class TA4,
6.30% (1 mo. Term SOFR +
0.97%), 04/25/2037	816,550	687,410
Series 2007-4, Class 5A3,
5.50%, 11/25/2034	176,591	149,271
Series 2007-5, Class 1A1,
5.50%, 07/25/2037	1,266,573	980,697
Series 2007-6, Class A2,
6.00% (1 mo. Term SOFR +
0.67%), 07/25/2037	3,704,283	3,443,493
Series 2007-6, Class A1,
6.02% (1 mo. Term SOFR +
0.69%), 07/25/2037	897,495	835,068
Series 2010-R3, Class 3A6,
6.00%, 09/26/2037 (d)(e)	6,128,956	5,792,979
Series 2014-R3, Class 1A2,
5.82%, 06/26/2035 (d)(e)	1,400,801	1,366,684
Series 2014-R3, Class 2A2,
5.17%, 06/26/2035 (d)(e)	2,576,171	2,414,093
Banc of America Mortgage Securities, Inc.
Series 2005-A, Class 2A1,
5.00%, 02/25/2035 (d)	1,117,514	1,053,760
Series 2005-F, Class 2A1,
5.18%, 07/25/2035 (d)	593,237	541,282
Series 2006-B, Class 3A1,
3.94%, 10/20/2046 (d)	361,831	299,608
Series 2007-1, Class 1A26,
6.00%, 03/25/2037	1,488,307	1,187,729
BCAP LLC Trust, Series 2007-AA2,
Class 2A3, 7.50%, 04/25/2037 (d)	454,900	250,866
Bear Stearns Alt-A Trust,
Series 2006-6, Class 2A1,
4.20%, 11/25/2036 (d)	752,918	340,541
Bear Stearns Asset Backed
Securities Trust
Series 2005-AC5, Class 1A1,
5.50% (1 mo. Term SOFR +
1.11%), 08/25/2035	412,703	254,628
Series 2006-AC4, Class A1,
5.69% (1 mo. Term SOFR +
0.36%), 07/25/2036	2,778,696	2,056,853
Series 2006-AC4, Class A2,
12.70% (-4 x 1 mo. Term
SOFR + 35.75%), 07/25/2036 (h)	642,385	732,838
Chase Mortgage Finance Corp.
Series 2005-A1, Class 2A2,
4.91%, 12/25/2035 (d)	712,873	653,106
Series 2005-A1, Class 2A1,
4.91%, 12/25/2035 (d)	683,784	626,456
Series 2005-S2, Class A1,
5.50%, 10/25/2035	590,851	561,512
Series 2005-S3, Class A9,
5.50%, 11/25/2035	4,927,346	3,524,909
Series 2006-S3, Class 1A1,
6.00%, 11/25/2036	6,682,874	2,706,077
Series 2006-S4, Class A6,
6.00%, 12/25/2036	3,958,334	1,697,827
Series 2006-S4, Class A3,
6.00%, 12/25/2036	1,226,693	526,159
Series 2007-A2, Class 6A2,
5.31%, 07/25/2037 (d)	787,857	686,877
Series 2007-S1, Class A7,
6.00%, 02/25/2037	4,005,467	1,564,491
Series 2007-S3, Class 1A15,
6.00%, 05/25/2037	2,048,892	909,183
Series 2007-S3, Class 1A10,
5.75%, 05/25/2037	672,430	287,545
Chaseflex Trust
Series 2005-1, Class 1A3,
5.50%, 02/25/2035	246,217	195,372
Series 2006-2, Class A3,
4.38%, 09/25/2036 (d)	2,019,437	1,751,789
Citicorp Mortgage Securities, Inc.
Series 2006-1, Class 1A4,
6.00%, 02/25/2036	73,755	63,518
Series 2006-3, Class 2A1,
5.50%, 06/25/2021	35,840	29,944
Series 2006-3, Class 1A10,
6.25%, 06/25/2036	1,374,837	1,215,143
Series 2006-3, Class 1A4,
6.00%, 06/25/2036	1,141,885	993,570
Series 2006-3, Class 1A9,
5.75%, 06/25/2036	325,561	278,805
Series 2006-7, Class 1A1,
6.00%, 12/25/2036	2,613,652	2,146,486
Series 2007-3, Class 1A4,
6.00%, 04/25/2037	421,601	384,740
Series 2007-3, Class 3A1,
5.50%, 04/25/2037	34,113	31,871

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 45

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Citigroup Financial Products, Inc.
Series 2004-2, Class 1A2,
9.25%, 08/25/2033 (e)	$10,612	$8,267
Series 2004-HYB3, Class 2A,
5.31%, 09/25/2034 (d)	417,951	382,235
Series 2005-1, Class 2A2A,
5.03%, 04/25/2035 (d)	282,592	264,861
Series 2005-10, Class 1A1A,
4.90%, 12/25/2035 (d)	939,955	604,859
Series 2005-2, Class 1A4,
3.90%, 05/25/2035 (d)	310,605	296,213
Series 2005-5, Class 22A6,
6.00%, 08/25/2035	1,632,932	1,466,409
Series 2005-WF1, Class M1,
5.83%, 11/25/2034 (a)	2,742,380	2,684,485
Citigroup Mortgage Loan Trust, Inc.
Series 2005-7, Class 1A2,
4.15%, 09/25/2035 (d)	368,528	316,765
Series 2006-AR7, Class 2A2A,
4.88%, 11/25/2036 (d)	1,131,699	950,627
Series 2007-AR4, Class 1A1A,
4.65%, 03/25/2037 (d)	917,267	754,609
Citimortgage Alternative Loan Trust
Series 2006-A2, Class A5,
6.00% (1 mo. Term SOFR +
0.71%), 05/25/2036	349,515	289,098
Series 2006-A4, Class 1A1,
6.00%, 09/25/2036	912,845	803,263
Series 2007-A1, Class 1A7
, 6.00%, 01/25/2037	2,136,891	1,857,246
Series 2007-A1, Class 1A5,
6.00%, 01/25/2037	1,329,669	1,155,661
Countrywide Alternative Loan Trust
Series 2004-13CB, Class A3,
6.00%, 07/25/2034	6,129,219	6,069,694
Series 2004-24CB, Class 1A1,
6.00%, 11/25/2034	1,281,469	1,260,518
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	887,311	783,631
Series 2004-28CB, Class 4A1,
5.00%, 01/25/2020	127,195	91,112
Series 2004-28CB, Class 6A1,
6.00%, 01/25/2035	266,713	242,352
Series 2005-13CB, Class A1,
5.50% (1 mo. Term SOFR +
0.61%), 05/25/2035	837,302	685,056
Series 2005-21CB, Class A3,
5.25%, 06/25/2035	2,451,262	1,839,350
Series 2005-21CB, Class A17,
6.00%, 06/25/2035	1,458,842	1,133,277
Series 2005-43, Class 5A1,
5.06%, 09/25/2035 (d)	105,484	87,296
Series 2005-54CB, Class 3A7,
5.50%, 11/25/2035	523,492	292,976
Series 2005-63, Class 3A1,
4.71%, 11/25/2035 (d)	714,032	622,988
Series 2005-65CB, Class 2A7,
0.00%, 12/25/2035 (b)(i)	680,847	273,105
Series 2005-65CB, Class 1A8,
5.50%, 01/25/2036	96,074	63,795
Series 2005-6CB, Class 1A5,
5.75%, 04/25/2035	1,696,980	1,434,438
Series 2005-6CB, Class 1A1,
7.50%, 04/25/2035	198,988	182,013
Series 2005-73CB, Class 2A2,
5.75%, 01/25/2036	330,514	174,087
Series 2005-75CB, Class A3,
5.50%, 01/25/2036	1,450,224	999,880
Series 2005-75CB, Class A6,
5.50%, 01/25/2036	1,225,012	844,604
Series 2005-80CB, Class 2A1,
6.00%, 02/25/2036	4,007,504	3,730,965
Series 2005-86CB, Class A8,
5.50%, 02/25/2036	890,986	513,746
Series 2005-86CB, Class A10,
5.50%, 02/25/2036	123,469	71,192
Series 2005-9CB, Class 3A1,
6.00%, 05/25/2035	8,234,395	4,000,917
Series 2005-9CB, Class 1A1,
5.50% (1 mo. Term SOFR +
0.61%), 05/25/2035	1,728,912	1,447,346
Series 2005-J13, Class 2A7,
5.50%, 11/25/2035	570,209	390,149
Series 2005-J6, Class 1A6,
5.50% (1 mo. Term SOFR +
0.61%), 07/25/2035	2,540,879	1,990,187
Series 2006-12CB, Class A3,
5.75% (1 mo. Term SOFR +
5.75%), 05/25/2036	537,754	268,902
Series 2006-14CB, Class A4,
6.00%, 06/25/2036	2,286,155	1,254,927
Series 2006-16CB, Class A4,
6.00%, 06/25/2036	955,795	520,671
Series 2006-16CB, Class A6,
6.00%, 06/25/2036	829,497	451,846
Series 2006-16CB, Class A2,
6.00%, 06/25/2036	364,653	198,645
Series 2006-23CB, Class 2A1,
6.50%, 08/25/2036	5,672,181	1,778,574
Series 2006-23CB, Class 1A6,
6.00%, 08/25/2036	1,314,683	1,176,428
Series 2006-24CB, Class A12,
5.75%, 08/25/2036	2,378,052	1,293,321

 Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 46

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Countrywide Alternative Loan Trust (Cont.)
Series 2006-24CB, Class A11,
5.75%, 08/25/2036	$3,833,476	$2,084,864
Series 2006-26CB, Class A17,
6.25%, 09/25/2036	5,447,613	2,779,389
Series 2006-30T1, Class 2A6,
6.50%, 11/25/2036	8,388,155	2,700,522
Series 2006-31CB, Class A8,
5.75%, 11/25/2036	1,839,945	1,025,317
Series 2006-31CB, Class A7,
6.00%, 11/25/2036	203,957	117,469
Series 2006-39CB, Class 1A20,
6.00%, 01/25/2037	2,260,821	1,784,298
Series 2006-41CB, Class 1A7,
6.00%, 01/25/2037	505,048	260,918
Series 2006-6CB, Class 1A8,
5.50%, 05/25/2036	88,054	71,197
Series 2006-J3, Class 4A2,
5.75%, 05/25/2026	274,726	258,339
Series 2006-J6, Class A5,
6.00%, 09/25/2036	2,671,469	1,353,290
Series 2006-J6, Class A4,
6.00%, 09/25/2036	1,983,230	1,004,648
Series 2007-13, Class A1,
6.00%, 06/25/2047	2,400,451	1,237,317
Series 2007-23CB, Class A1,
6.00%, 09/25/2037	4,218,608	2,108,527
Series 2007-2CB, Class 2A14,
5.75%, 03/25/2037	5,506,984	2,826,648
Series 2007-4CB, Class 1A6,
5.75%, 04/25/2037	1,382,840	1,126,549
Series 2007-4CB, Class 1A7,
5.75%, 04/25/2037	1,040,175	847,392
Series 2007-8CB, Class A1,
5.50%, 05/25/2037	5,597,033	2,974,510
Series 2007-8CB, Class A9,
6.00%, 05/25/2037	756,261	424,082
Series 2007-J2, Class 2A2,
6.00%, 07/25/2037	2,713,374	2,479,903
Series 2008-2R, Class 3A1,
6.00%, 08/25/2037 (d)	6,975,204	3,401,042
Countrywide Home Loan
Mortgage Pass Through Trust
Series 2003-42, Class 2A4,
5.15%, 10/25/2033 (d)	681,787	619,996
Series 2003-44, Class A3,
5.00%, 10/25/2033	215,000	194,219
Series 2004-14, Class 3A1,
5.73%, 08/25/2034 (d)	1,899,608	1,744,160
Series 2004-21, Class A1,
4.00%, 11/25/2034	468,218	403,899
Series 2004-24, Class A4,
5.50%, 12/25/2034	2,301,271	2,110,486
Series 2004-4, Class A10,
5.50%, 05/25/2034	424,005	397,709
Series 2004-HYB5, Class 3A1,
5.36%, 04/20/2035 (d)	673,336	616,523
Series 2004-J9, Class 2A5,
5.50%, 01/25/2035	427,752	410,385
Series 2005-13, Class A6,
5.50%, 06/25/2035	1,441,409	802,605
Series 2005-20, Class A7,
5.25%, 12/25/2027	17,991	10,907
Series 2005-27, Class 1A4,
5.50%, 12/25/2035	721,225	525,198
Series 2005-27, Class 2A1,
5.50%, 12/25/2035	508,211	213,859
Series 2005-31, Class 4A2,
4.73%, 01/25/2036 (d)	655,720	595,245
Series 2005-HY10, Class 4A1,
4.06%, 02/20/2036 (d)	1,316,747	1,156,041
Series 2005-HY10, Class 1A1,
4.95%, 02/20/2036 (d)	47,570	39,051
Series 2005-HYB2, Class 2A,
4.60%, 05/20/2035 (d)	639,562	599,712
Series 2005-J3, Class 2A5,
5.50%, 09/25/2035	45,524	41,226
Series 2006-16, Class 2A1,
6.50%, 11/25/2036	495,514	166,709
Series 2006-17, Class A8,
6.00% (1 mo. Term SOFR +
0.66%), 12/25/2036	2,826,704	1,157,261
Series 2006-17, Class A6,
6.00%, 12/25/2036	2,090,025	847,493
Series 2006-21, Class A11,
5.75%, 02/25/2037	1,139,558	508,252
Series 2006-21, Class A13,
6.00%, 02/25/2037	2,631,394	1,224,583
Series 2006-21, Class A5,
6.00%, 02/25/2037	600,806	279,600
Series 2006-6, Class A1,
6.00%, 04/25/2036	575,333	285,246
Series 2006-9, Class A8,
6.00%, 05/25/2036	1,105,124	495,598
Series 2007-1, Class A4,
6.00%, 03/25/2037	1,954,459	919,965
Series 2007-10, Class A22,
6.00%, 07/25/2037	1,769,506	810,031
Series 2007-5, Class A51,
5.75%, 05/25/2037	5,290,722	2,599,461
Series 2007-5, Class A29,
5.50%, 05/25/2037	2,714,416	1,281,453
Series 2007-5, Class A2,
5.75%, 05/25/2037	1,558,885	765,918

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 47

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Countrywide Home Loan
Mortgage Pass Through Trust (Cont.)
Series 2007-5, Class A4,
5.75%, 05/25/2037	$807,862	$396,922
Series 2007-HY5, Class 1A1,
4.75%, 09/25/2047 (d)	5,204,625	3,885,533
Series 2007-J2, Class 2A6,
6.00%, 07/25/2037	188,415	67,318
Series 2007-J2, Class 2A3,
6.00%, 07/25/2037	2,917,364	1,042,334
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2004-8, Class 3A4,
5.50%, 12/25/2034	131,997	127,824
Series 2005-10, Class 5A4,
5.50%, 11/25/2035	1,475,497	1,071,625
Series 2005-10, Class 5A3,
5.50%, 11/25/2035	374,352	271,952
Series 2005-10, Class 10A3,
6.00%, 11/25/2035	811,139	204,218
Series 2005-3, Class 3A17,
5.50%, 07/25/2035	232,245	229,407
Series 2005-9, Class 2A1,
5.50%, 10/25/2035	547,101	245,737
Credit Suisse Management LLC,
Series 2005-8, Class 7A1,
7.00%, 09/25/2035	2,686,459	1,237,930
Credit Suisse Mortgage Capital Certificates
Series 2006-1, Class 1A3,
5.50%, 02/25/2036	266,904	228,529
Series 2006-1, Class 4A14,
5.50%, 02/25/2036	31,259	27,360
Series 2006-2, Class 5A6,
6.00%, 03/25/2036	4,133,863	1,745,188
Series 2006-2, Class 4A2,
5.75%, 03/25/2036	517,237	329,713
Series 2006-4, Class 8A1,
7.00%, 05/25/2036	505,758	72,910
Series 2006-7, Class 7A5,
6.00%, 08/25/2036	688,244	519,564
Series 2006-CF1, Class B3,
5.50%, 11/25/2035 (a)(e)	2,565,000	2,429,221
Series 2007-2, Class 3A8,
5.50%, 03/25/2037	1,293,906	641,549
Series 2007-3, Class 4A15,
5.50%, 04/25/2037	373,697	296,630
Series 2007-3, Class 4A13,
5.50%, 04/25/2037	267,115	212,028
Series 2011-12R, Class 3A5,
4.61%, 07/27/2036 (d)(e)	937,659	924,486
Series 2013-2R, Class 5A2,
3.62%, 05/27/2037 (d)(e)	1,842,552	1,232,831
Deutsche ALT-A Securities, Inc.
Series 2005-3, Class 3A1,
5.94% (1 mo. Term SOFR +
0.61%), 05/25/2035	788,108	675,593
Series 2005-6, Class 1A4,
5.50%, 12/25/2035	1,349,592	1,073,341
Series 2006-AB4, Class A1B1,
5.54% (1 mo. Term SOFR +
0.21%), 10/25/2036	397,747	316,358
DFC HEL Trust, Series 2001-1,
Class M1, 7.08% (1 mo. Term
SOFR + 1.76%), 08/15/2031	1,274,946	1,232,906
Federal National Mortgage
Association, Series 2016-C01,
Class 2M2, 12.39% (30 day avg
SOFR US + 7.06%), 08/25/2028	1,041,873	1,086,692
First Horizon Alternative
Mortgage Securities
Series 2004-AA6, Class A1,
6.67%, 01/25/2035 (d)	229,632	221,561
Series 2004-AA7, Class 2A1,
6.87%, 02/25/2035 (d)	657,045	609,933
Series 2005-AA5, Class 2A1,
6.45%, 07/25/2035 (d)	1,054,929	951,332
Series 2005-AA7, Class 2A1,
6.09%, 09/25/2035 (d)	1,140,017	976,536
Series 2005-FA11, Class 2A1,
5.25%, 02/25/2021	698	1
Series 2005-FA8, Class 1A14,
5.50%, 11/25/2035	1,146,249	574,502
Series 2006-FA1, Class 1A3,
5.75%, 04/25/2036	1,857,139	825,857
Series 2006-FA2, Class 1A3,
6.00%, 05/25/2036	2,154,877	901,574
Series 2006-FA2, Class 1A5,
6.00%, 05/25/2036	1,367,812	572,276
Series 2006-FA6, Class 3A1,
5.75%, 11/25/2021	619	337
Series 2006-FA6, Class 1A5,
6.25%, 11/25/2036	6,688,142	3,064,972
Series 2006-FA6, Class 2A5,
6.25%, 11/25/2036	1,159,825	352,536
Series 2006-FA6, Class 2A8,
6.00%, 11/25/2036	915,005	267,011
Series 2007-AA1, Class 1A2,
5.15%, 05/25/2037 (d)	2,033,577	1,335,546
Series 2007-FA4, Class 1A6,
6.25%, 08/25/2037 (d)	1,784,028	727,160
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 4A1,
5.86%, 08/25/2035 (d)	1,058,267	1,003,355
Series 2006-4, Class 1A6,
5.75%, 02/25/2037	871,463	216,560

 Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 48

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

First Horizon Asset Securities, Inc. (Cont.)
Series 2006-4, Class 1A15,
6.00%, 02/25/2037	$527,702	$136,731
Series 2006-AR4, Class 1A2,
5.15%, 01/25/2037 (d)	2,016,165	1,085,030
Series 2007-AR1, Class 1A1,
4.73%, 05/25/2037 (d)	600,413	259,326
Series 2007-AR2, Class 1A2,
5.81%, 08/25/2037 (d)	4,125,742	1,409,313
GSAA Trust
Series 2005-1, Class M2,
6.26%, 11/25/2034 (a)	2,050,000	1,957,322
Series 2006-15, Class AF5,
6.69%, 09/25/2036 (a)	2,021,774	515,872
Series 2006-18, Class AF6,
6.18%, 11/25/2036 (a)	1,652,460	378,570
Series 2007-7, Class 1A2,
5.80% (1 mo. Term SOFR +
0.47%), 07/25/2037	588,095	533,556
GSR Mortgage Loan Trust
Series 2003-5F, Class 1A1,
3.00%, 08/25/2032	767,537	693,644
Series 2004-15F, Class 2A1,
6.00%, 12/25/2034	815,651	669,548
Series 2005-1F, Class 3A3,
6.00%, 01/25/2035	10,621	9,310
Series 2005-4F, Class 3A1,
6.50%, 04/25/2020	46,548	46,377
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	16,103	15,373
Series 2005-AR4, Class 5A1,
4.88%, 07/25/2035 (d)	155,337	143,776
Series 2005-AR5, Class 4A1,
4.69%, 10/25/2035 (d)	521,046	465,182
Series 2005-AR7, Class 6A1,
4.44%, 11/25/2035 (d)	345,757	298,058
Series 2006-2F, Class 2A1,
5.75%, 02/25/2036	411,101	360,689
Harborview Mortgage Loan Trust,
Series 2006-6, Class 3A1A,
4.72%, 08/19/2036 (d)	1,767,666	1,364,227
Impac CMB Trust, Series 2005-5,
Class A3W, 5.94% (1 mo. Term
SOFR + 0.36%), 08/25/2035	354,954	324,945
Impac Funding Corp.
Series 2002-2, Class A3,
6.50%, 04/25/2033	785,406	756,586
Series 2004-2, Class A5,
4.81%, 08/25/2034 (a)	81,793	79,901
Indymac IMSC Mortgage Loan Trust
Series 2004-AR11, Class 1A,
3.75%, 12/25/2034 (d)	869,827	765,258
Indymac IMSC Mortgage Loan Trust (Cont.)
Series 2004-AR4, Class 3A,
5.00%, 08/25/2034 (d)	1,931,147	1,772,008
Series 2005-AR23, Class 6A1,
3.79%, 11/25/2035 (d)	949,985	872,971
Series 2005-AR23, Class 3A1,
4.01%, 11/25/2035 (d)	565,091	505,479
Series 2005-AR25, Class 1A21,
3.86%, 12/25/2035 (d)	1,771,806	997,032
Series 2005-AR3, Class 4A1,
3.71%, 04/25/2035 (d)	774,773	703,390
Series 2005-AR35, Class 1A1,
3.78%, 02/25/2036 (d)	1,122,820	865,419
Series 2005-AR9, Class 1A1,
4.38%, 07/25/2035 (d)	2,823,238	1,566,882
Series 2006-AR25, Class 4A1,
3.41%, 09/25/2036 (d)	3,979,617	3,529,768
Series 2006-AR25, Class 3A1,
3.97%, 09/25/2036 (d)	2,038,868	1,346,589
Series 2006-AR3, Class 2A1C,
3.80%, 03/25/2036 (d)	4,811,913	3,430,148
Series 2006-AR31, Class A5,
3.83%, 11/25/2036 (d)	3,693,318	3,320,331
Series 2006-AR9, Class 3A1,
3.39%, 06/25/2036 (d)	1,504,716	1,232,875
Series 2007-AR1, Class 2A1,
4.00%, 06/25/2037 (d)	352,021	206,106
Jefferies, LLC, Series 2009-R1,
Class 1A2, 4.44%, 11/26/2035 (d)(e)	475,728	412,288
JP Morgan Mortgage Trust
Series 2005-S3, Class 1A5,
5.75%, 01/25/2036	46,817	21,390
Series 2007-A3, Class 2A3,
4.53%, 05/25/2037 (d)	2,256,895	1,844,001
Lehman Mortgage Trust
Series 2005-2, Class 3A7,
5.50%, 12/25/2035	1,328,335	690,424
Series 2005-2, Class 1A3,
5.75%, 12/25/2035	512,453	259,953
Series 2005-3, Class 1A6,
5.50% (1 mo. Term SOFR +
0.61%), 01/25/2036	805,871	321,434
Series 2005-3, Class 1A2,
0.00% (-1 x 1 mo. Term SOFR +
4.64%), 01/25/2036 (g)(h)	805,871	35,933
Series 2006-1, Class 1A4,
5.50%, 02/25/2036	360,399	176,883
Series 2006-3, Class 1A4,
6.00%, 07/25/2036	6,925,442	3,497,069
Series 2006-3, Class 1A1,
6.00%, 07/25/2036	3,132,512	1,577,454
Series 2007-4, Class 1A3,
5.75%, 05/25/2037	2,146,297	986,168

 Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 49

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Lehman Mortgage Trust (Cont.)
Series 2007-4, Class 1A2,
5.75%, 05/25/2037	$982,287	$451,335
Series 2007-5, Class 9A2,
6.00%, 06/25/2037	6,237,215	1,526,247
Series 2007-5, Class 1A3,
5.75%, 06/25/2037	1,285,398	1,145,187
Series 2007-5, Class 9A1,
6.00%, 06/25/2037	2,283,607	558,799
MASTR Adjustable Rate
Mortgages Trust
Series 2004-4, Class 2A2,
5.58%, 05/25/2034 (d)	76,485	70,687
Series 2005-1, Class 7A1,
4.04%, 02/25/2035 (d)	87,363	79,122
MASTR Alternative Loans Trust
Series 2003-5, Class 30B1,
5.87%, 08/25/2033 (d)	519,519	300,934
Series 2003-7, Class 5A1,
6.25%, 11/25/2033	32,423	32,614
Series 2004-11, Class 7A1,
6.50%, 10/25/2034	253,917	247,858
Series 2004-6, Class 8A1,
5.50%, 07/25/2034	155,047	147,254
Series 2004-6, Class 10A1,
6.00%, 07/25/2034	91,473	87,988
Series 2005-2, Class 4A5,
5.50%, 03/25/2035	2,000,000	1,918,741
MASTR Asset Backed Securities
Trust, Series 2002-NC1, Class M3,
8.59% (1 mo. Term SOFR +
3.26%), 10/25/2032	209,012	193,559
MASTR Asset Securitization Trust,
Series 2006-1, Class 2A1,
5.89% (1 mo. Term SOFR +
0.56%), 05/25/2036	555,600	111,863
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A5, Class A8,
4.40%, 06/25/2035 (d)	233,477	217,248
Series 2005-A7, Class 2A1,
4.84%, 09/25/2035 (d)	3,513,119	2,762,051
Series 2006-F1, Class 1A1,
6.00%, 04/25/2036	1,792,854	784,713
MLCC Mortgage Investors, Inc.,
Series 2004-D, Class A2,
6.40% (6 mo. Term SOFR +
1.15%), 09/25/2029	474,529	447,868
Morgan Stanley Mortgage Loan Trust
Series 2005-7, Class 6A3,
5.50%, 11/25/2035	674,603	630,681
Series 2005-7, Class 7A3,
5.50%, 11/25/2035	290,729	244,435
Series 2006-11, Class 2A1,
6.00%, 08/25/2036	1,909,938	804,337
Series 2006-2, Class 7A1,
5.47%, 02/25/2036 (d)	1,243,438	700,208
Morgan Stanley Reremic Trust,
Series 2012-R3, Class 1B,
4.02%, 11/26/2036 (d)(e)	1,804,781	1,516,621
Nomura Asset Acceptance Corp.
Series 2005-AR3, Class 3A1,
5.69%, 07/25/2035 (d)	419,261	407,776
Series 2005-WF1, Class 2A5,
5.66%, 03/25/2035 (a)	15,244	14,931
Nomura Resecuritization Trust
Series 2011-4RA, Class 1A10,
2.77%, 12/26/2036 (d)(e)	5,236,886	4,610,062
Series 2014-5R, Class 1A9,
5.50%, 06/26/2035 (d)(e)	3,143,398	2,449,199
Popular ABS, Inc.
Series 2003-1, Class M1,
4.86%, 08/25/2033 (d)	436,516	429,333
Series 2003-3, Class M1,
4.87%, 12/25/2033 (d)	1,057,109	1,036,723
RAAC Series, Series 2005-SP1,
Class 3A7, 6.00%, 09/25/2034	2,629	1,933
RALI Trust
Series 2006-QS1, Class A3,
5.75%, 01/25/2036	165,793	131,865
Series 2006-QS13, Class 1A6,
6.00%, 09/25/2036	1,820,481	1,354,286
Series 2006-QS17, Class A7,
6.00%, 12/25/2036	286,785	230,021
Series 2006-QS9, Class 1A5,
6.00% (1 mo. Term SOFR +
0.81%), 07/25/2036	1,200,628	855,282
Series 2007-QS10, Class A1,
6.50%, 09/25/2037	257,109	202,298
Series 2007-QS6, Class A29,
6.00%, 04/25/2037	2,379,027	1,867,484
RBSSP Resecuritization Trust,
Series 2009-7, Class 3A2,
6.00%, 03/26/2036 (d)(e)	3,719,526	2,004,992
Renaissance Home Equity Loan
Trust, Series 2005-1, Class AF4,
5.52%, 05/25/2035 (a)	5,699	5,681
Resecuritization Pass-Through
Trust, Series 2005-8R, Class A3,
6.00%, 10/25/2034	1,482,391	1,406,901
Residential Asset Securitization Trust
Series 2003-A9, Class A2,
4.00%, 08/25/2033	820,518	698,795
Series 2004-R2, Class A3,
5.50%, 08/25/2034	1,488,726	1,418,965

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 50

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Residential Asset Securitization Trust (Cont.)
Series 2005-A11, Class 2A1,
4.85%, 10/25/2035	$3,388,452	$1,244,552
Series 2005-A11, Class 2A5,
6.00%, 10/25/2035	385,721	172,022
Series 2005-A11, Class 1A4,
5.50%, 10/25/2035	231,242	153,345
Series 2005-A15, Class 5A1,
5.75%, 02/25/2036	3,447,694	1,249,778
Series 2005-A5, Class A7,
5.50%, 05/25/2035	1,011,889	707,709
Series 2006-A15, Class A10,
6.04% (1 mo. Term SOFR +
0.71%), 01/25/2037	16,419,567	4,355,996
Series 2006-A15, Class A11,
0.21% (-1 x 1 mo. Term SOFR +
5.54%), 01/25/2037 (g)(h)	16,419,567	1,235,686
Series 2006-A5CB, Class A6,
6.00%, 06/25/2036	2,283,438	939,139
RFMSI Trust
Series 2005-SA4, Class 1A21,
5.12%, 09/25/2035 (d)	1,622,182	1,048,788
Series 2005-SA4, Class 2A1,
5.17%, 09/25/2035 (d)	1,196,874	741,982
Series 2006-S3, Class A1,
5.50%, 03/25/2036	1,706,074	1,361,951
Series 2006-S4, Class A1,
6.00%, 04/25/2036	1,725,868	1,339,615
Series 2006-S5, Class A15,
6.00%, 06/25/2036	1,340,810	1,093,790
Series 2006-S5, Class A14,
6.00%, 06/25/2036	319,944	261,000
Series 2006-S5, Class A18,
6.00%, 06/25/2036	166,639	134,194
Series 2006-S5, Class A12,
6.00%, 06/25/2036	155,422	126,788
Series 2006-S6, Class A15,
6.00%, 07/25/2036	476,986	394,371
Series 2006-S6, Class A10,
6.00%, 07/25/2036	92,651	76,603
Series 2006-S7, Class A6,
6.25%, 08/25/2036	1,010,446	803,400
Series 2006-S7, Class A9,
6.50%, 08/25/2036	604,106	487,856
Series 2006-S9, Class A3,
5.75%, 09/25/2036	1,332,843	987,865
Series 2007-S1, Class A10,
6.00%, 01/25/2037	422,153	314,444
Series 2007-S7, Class A7,
6.00%, 07/25/2037	1,391,516	1,055,677
Specialty Underwriting & Residential
Finance, Series 2006-BC2,
Class A2D, 3.72%, 02/25/2037 (a)	755,872	266,920
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18, Class 3A2,
5.92%, 12/25/2034 (d)	422,591	382,207
Series 2005-12, Class 2A1,
5.41%, 06/25/2035 (d)	552,668	407,308
Series 2005-21, Class 7A1,
5.16%, 11/25/2035 (d)	3,090,751	1,968,326
Series 2006-1, Class 6A1,
4.90%, 02/25/2036 (d)	996,781	789,653
Series 2006-1, Class 7A4,
3.96%, 02/25/2036 (d)	91,649	79,491
Series 2006-12, Class 2A1,
4.56%, 01/25/2037 (d)	531,359	372,585
Series 2006-4, Class 6A,
4.14%, 05/25/2036 (d)	550,519	306,345
Series 2007-5, Class 1A1,
5.88% (1 mo. Term SOFR +
0.55%), 06/25/2037	1,255,870	1,001,316
Series 2007-6, Class 2A1,
5.82% (1 mo. Term SOFR +
0.49%), 07/25/2037	4,117,393	3,543,132
Series 2007-9, Class 1A1,
7.07% (6 mo. Term SOFR +
1.93%), 10/25/2037	838,252	729,066
Suntrust Adjustable Rate
Mortgage Loan Trust
Series 2007-1, Class 2A1,
5.61%, 02/25/2037 (d)	3,118,253	2,590,876
Series 2007-2, Class 1A1,
4.50%, 04/25/2037 (d)	409,530	161,899
Suntrust Alternative Loan Trust
Series 2005-1F, Class 2A8,
6.00%, 12/25/2035	1,629,051	1,470,094
Series 2005-1F, Class 4A1,
6.50%, 12/25/2035	1,447,234	1,286,240
Series 2005-1F, Class 2A3,
5.75%, 12/25/2035	705,456	631,894
TBW Mortgage Backed Pass
Through Certificates,
Series 2006-2, Class 3A1,
5.50%, 07/25/2036	80,750	7,053
Vericrest Opportunity Loan
Transferee, Series 2021-NPL4,
Class A2, 4.95%, 03/27/2051 (a)(e)	1,656,804	1,444,982
WaMu Mortgage Pass – Through
Certificates, Series 2005-AR14,
Class 1A2, 4.89%, 12/25/2035 (d)	3,968,657	3,472,990
WaMu Mortgage Pass
Through Certificates
Series 2003-AR10, Class A6,
5.86%, 10/25/2033 (d)	5,757,795	5,374,125

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 51

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

WaMu Mortgage Pass
Through Certificates (Cont.)
Series 2003-S4, Class CB1,
5.63%, 06/25/2033 (d)	$2,153,457	$2,048,990
Series 2004-S2, Class 3A2,
6.00%, 06/25/2034	42,519	41,056
Series 2006-AR10, Class 2A1,
4.18%, 09/25/2036 (d)	860,988	723,625
Series 2006-AR16, Class 1A1,
4.28%, 12/25/2036 (d)	1,014,691	872,595
Series 2006-AR8, Class 1A1,
4.40%, 08/25/2046 (d)	1,408,568	1,221,780
Series 2007-HY2, Class 1A1,
3.96%, 12/25/2036 (d)	12,525,204	10,878,049
Series 2007-HY3, Class 4A1,
4.47%, 03/25/2037 (d)	2,204,055	1,956,515
Series 2007-HY5, Class 3A1,
3.85%, 05/25/2037 (d)	968,048	815,608
Series 2007-HY7, Class 1A1,
3.88%, 07/25/2037 (d)	199,216	146,390
Washington Mutual Alternative
Mortgage Pass-Through Certificates
Series 2005-1, Class 5A1,
6.00%, 03/25/2035	851,216	762,482
Series 2005-4, Class 5A7,
5.50%, 06/25/2035	2,547,203	2,072,327
Series 2005-5, Class CB4,
5.50%, 07/25/2035	911,732	812,139
Series 2005-6, Class 2A1,
5.50%, 08/25/2035	2,475,275	2,072,291
Series 2005-6, Class 3CB,
5.50%, 08/25/2035	1,025,478	878,598
Series 2005-6, Class 2A8,
5.50%, 08/25/2035	541,128	453,030
Series 2005-6, Class 1CB,
6.50%, 08/25/2035	230,995	203,247
Series 2005-9, Class 4A4,
5.50%, 11/25/2035	359,431	294,522
Series 2006-8, Class A6,
4.15%, 10/25/2036 (a)	2,413,681	830,232
Series 2007-HY1, Class A2A,
5.76% (1 mo. Term SOFR +
0.43%), 02/25/2037	1,634,471	1,217,421
Series 2007-HY2, Class 1A1,
3.95%, 04/25/2037 (d)	1,135,803	590,763
Series 2007-OC1, Class A1,
5.92% (1 mo. Term SOFR +
0.59%), 01/25/2047	3,345,142	3,035,709
Series 2007-OC2, Class A3,
6.06% (1 mo. Term SOFR +
0.73%), 06/25/2037	3,654,779	3,395,339
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4,
6.00%, 03/25/2037	749,105	643,798
Wells Fargo Mortgage Backed
Securities Trust
Series 2004-J, Class A1,
5.37%, 07/25/2034 (d)	2,910,258	2,630,075
Series 2005-AR14, Class A1,
5.95%, 08/25/2035 (d)	480,032	458,023
Series 2006-AR1, Class 1A1,
6.19%, 03/25/2036 (d)	1,355,652	1,253,906
Series 2006-AR19, Class A1,
6.36%, 12/25/2036 (d)	1,311,940	1,253,367
Series 2006-AR5, Class 1A1,
5.11%, 04/25/2036 (d)	2,994,391	2,801,507
Series 2006-AR5, Class 2A1,
5.10%, 04/25/2036 (d)	1,163,134	1,074,535
Series 2007-AR3, Class A1,
5.11%, 04/25/2037 (d)	563,170	479,823
TOTAL NON-AGENCY
RESIDENTIAL MORTGAGE
BACKED SECURITIES
(Cost $497,736,035)		378,023,988

	SHARES

SHORT-TERM INVESTMENTS – 2.8%
Money Market Funds – 0.7%
First American Government
Obligations Fund –
Class X, 5.25% (j)	49,598,566	49,598,566

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 52

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

U.S. Treasury Bills – 2.1%
5.30%, 03/28/2024 (k)	$30,000,000	$29,881,329
5.29%, 04/30/2024 (k)	30,000,000	29,737,675
5.28%, 05/23/2024 (k)	30,000,000	29,637,913
5.31%, 06/18/2024 (k)	25,000,000	24,603,323
5.25%, 08/22/2024 (k)	25,000,000	24,382,501
		138,242,741
TOTAL SHORT-TERM INVESTMENTS
(Cost $187,847,546)		187,841,307

TOTAL INVESTMENTS – 99.4%
(Cost $7,165,174,800)		6,673,469,858

Other Assets in Excess
of Liabilities – 0.6%		41,312,005

TOTAL NET ASSETS – 100.0%		$6,714,781,863

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG	Aktiengesellschaft
CMT	Constant Maturity Treasury Rate
NV	Naamloze Vennootschap
PLC	Public Limited Company
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TSFR3M	3 Month Term Secured Overnight Financing Rate
(a)	Step coupon bond. The rate disclosed is as of February 29, 2024.
(b)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(c)	Represents less than 0.05% of net assets.
(d)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.

(e)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $1,337,616,851 or 19.9% of the Fund’s net assets.

(f)	Issuer is currently in default.
(g)	Interest only security.
(h)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Principal only security.
(j)	The rate shown represents the 7-day effective yield as of February 29, 2024.
(k)	The rate shown is the effective yield.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 53

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
February 29, 2024 (Unaudited)

	PAR	VALUE

MUNICIPAL BONDS – 89.7%
Alabama – 3.1%
Black Belt Energy Gas District
5.50%, 06/01/2049 (a)	$3,000,000	$3,195,788
5.50%, 11/01/2053 (a)	2,625,000	2,790,128
5.50%, 10/01/2054 (a)	3,000,000	3,287,443
County of Jefferson AL Sewer
Revenue, 5.25%, 10/01/2040	1,000,000	1,123,232
Energy Southeast A
Cooperative District
5.50%, 11/01/2053 (a)	4,000,000	4,352,055
5.75%, 04/01/2054 (a)	1,000,000	1,112,128
Southeast Energy Authority A
Cooperative District,
5.50%, 01/01/2053 (a)	5,635,000	6,033,936
		21,894,710
Alaska – 0.6%
Alaska Industrial Development &
Export Authority, 5.25%, 06/01/2045	2,735,000	2,746,962
CIVICVentures, 5.00%, 09/01/2033	1,750,000	1,760,685
		4,507,647
Arizona – 1.6%
Arizona Department of Transportation
State Highway Fund Revenue,
5.00%, 07/01/2027	2,000,000	2,010,118
Arizona Industrial Development
Authority, 1.80%, 07/01/2024	175,000	172,349
City of Phoenix, AZ,
4.00%, 07/01/2024	790,000	792,113
City of Phoenix, AZ Park Central
Community Facilities District,
4.38%, 07/01/2024	415,000	412,778
Industrial Development Authority of
the City of Phoenix Arizona,
4.00%, 07/01/2026 (b)	1,900,000	1,882,043
Maricopa County Unified School
District No 48 Scottsdale,
5.00%, 07/01/2024	1,285,000	1,292,423
State of Arizona Distribution Revenue
5.50%, 07/01/2038 (c)	2,060,000	2,532,065
5.50%, 07/01/2042 (c)	1,545,000	1,926,408
		11,020,297
Arkansas – 0.2%
County of Pulaski, AR,
5.00%, 03/01/2039	1,025,000	1,140,815

California – 12.9%
Alhambra Unified School District,
0.00%, 08/01/2037 (d)	11,000,000	6,747,177
Baldwin Park Unified School District,
0.00%, 08/01/2037 (d)	1,000,000	599,020
California Educational
Facilities Authority
5.00%, 03/15/2039	1,015,000	1,254,585
5.00%, 05/01/2049	5,000,000	6,105,878
California Health Facilities Financing
Authority, 5.00%, 11/01/2047	4,250,000	5,048,534
California Infrastructure & Economic
Development Bank,
3.95%, 01/01/2050 (a)(b)(e)	2,000,000	1,999,899
California Municipal Finance
Authority, 4.00%, 12/01/2026 (b)	1,235,000	1,180,167
California Pollution Control
Financing Authority
5.00%, 07/01/2037 (b)(e)	1,750,000	1,876,547
5.00%, 07/01/2038 (b)(e)	2,000,000	2,131,826
City of San Diego, CA Tobacco
Settlement Revenue Funding Corp.,
4.00%, 06/01/2032	950,000	957,334
Coachella Valley Unified School District
0.00%, 08/01/2035 (d)	795,000	535,188
0.00%, 08/01/2043 (d)	1,015,000	441,154
El Rancho Unified School District,
0.00%, 08/01/2035 (d)	350,000	235,089
Fowler Unified School District,
5.50%, 08/01/2053	4,945,000	5,610,823
Gateway Unified School District,
0.00%, 08/01/2037 (d)	1,745,000	1,063,325
Inland Empire Tobacco Securitization
Corp., 3.68%, 06/01/2038	3,000,000	2,829,397
Mount San Antonio
Community College District,
0.00%, 08/01/2043 (c)	1,395,000	1,379,448
M-S-R Energy Authority
6.50%, 11/01/2039	3,810,000	4,898,405
6.50%, 11/01/2039	2,645,000	3,400,598
Newport Mesa Unified School District
0.00%, 08/01/2037 (d)	100,000	63,895
0.00%, 08/01/2038 (d)	1,000,000	609,222
Norwalk-La Mirada Unified School
District, 0.00%, 08/01/2038 (d)	680,000	373,598
Oceanside Unified School District
0.00%, 08/01/2035 (d)	135,000	90,576
0.00%, 08/01/2036 (d)	350,000	223,469
0.00%, 08/01/2037 (d)	810,000	490,986
0.00%, 08/01/2039 (d)	400,000	218,530
Paramount Unified School District,
0.00%, 08/01/2037 (d)	630,000	382,381
Placentia-Yorba Linda Unified School
District, 0.00%, 08/01/2041 (d)	5,325,000	2,689,930

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 54

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

California – 12.9% (Cont.)
Poway Unified School District
0.00%, 08/01/2037 (d)	$6,320,000	$3,874,062
0.00%, 08/01/2038 (d)	6,445,000	3,755,121
0.00%, 08/01/2040 (d)	905,000	474,134
0.00%, 08/01/2046 (d)	12,150,000	4,465,016
San Bernardino City Unified School
District, 0.00%, 08/01/2035 (d)	250,000	169,055
San Bernardino
Community College District
0.00%, 08/01/2038 (d)	210,000	117,150
0.00%, 08/01/2044 (d)	12,485,000	5,137,177
San Diego Unified School District
0.00%, 07/01/2037 (d)	595,000	371,825
0.00%, 07/01/2038 (d)	1,655,000	984,103
0.00%, 07/01/2040 (d)	7,760,000	4,160,067
0.00%, 07/01/2041 (c)	3,000,000	2,978,488
Santa Barbara Secondary
High School District
0.00%, 08/01/2036 (d)	340,000	203,645
0.00%, 08/01/2040 (d)	5,825,000	2,902,219
St Helena Unified School District,
0.00%, 06/01/2036 (c)	2,805,000	3,471,279
West Contra Costa Unified School
District, 0.00%, 08/01/2036 (d)	5,945,000	3,837,654
		90,337,976
Colorado – 3.0%
City & County of Denver, CO
Airport System Revenue
5.75%, 11/15/2036 (e)	6,325,000	7,825,838
5.75%, 11/15/2041 (e)	5,760,000	6,618,865
City of Fruita, CO Healthcare Revenue,
5.00%, 01/01/2028	575,000	553,971
Public Authority for Colorado Energy,
6.50%, 11/15/2038	4,975,000	6,152,588
		21,151,262
Connecticut – 0.4%
State of Connecticut Special Tax
Revenue, 5.25%, 07/01/2040	2,500,000	2,897,710

District of Columbia – 1.8%
District of Columbia
5.00%, 06/01/2024	1,370,000	1,375,748
5.50%, 07/01/2047	9,795,000	11,159,606
		12,535,354
Florida – 6.2%
Bay County School Board
5.50%, 07/01/2041	1,315,000	1,492,472
5.50%, 07/01/2042	1,300,000	1,469,266
City of Fort Lauderdale, FL Water &
Sewer Revenue, 5.50%, 09/01/2048	1,500,000	1,724,214
City of Fort Myers, FL Utility System
Revenue, 5.50%, 10/01/2049	5,000,000	5,720,500
City of Lakeland, FL Department
of Electric Utilities
5.00%, 10/01/2037	1,925,000	2,289,393
5.00%, 10/01/2038	1,565,000	1,857,176
County of Miami-Dade, FL
0.00%, 10/01/2040 (d)	5,000,000	2,494,775
0.00%, 10/01/2041 (d)	1,445,000	683,409
0.00%, 10/01/2042 (d)	1,380,000	619,178
0.00%, 10/01/2045 (d)	4,500,000	1,768,676
County of Miami-Dade, FL
Seaport Department
5.00%, 10/01/2036 (e)	1,450,000	1,590,234
5.00%, 10/01/2038 (e)	4,370,000	4,745,842
County of Sarasota, FL Utility System
Revenue, 5.25%, 10/01/2047	2,500,000	2,789,029
County of Seminole, FL,
5.25%, 10/01/2039	3,520,000	4,106,385
Florida Development Finance Corp.
5.50%, 09/15/2025 (b)	750,000	739,082
5.00%, 09/15/2040 (b)	2,050,000	1,916,346
JEA Water & Sewer System Revenue,
5.00%, 10/01/2024	3,055,000	3,087,530
Palm Beach County School District,
5.25%, 08/01/2040	3,645,000	4,171,323
		43,264,830
Georgia – 2.9%
City of Conyers, GA,
4.30%, 03/01/2031	1,185,000	1,048,354
Georgia Ports Authority,
5.00%, 07/01/2041	4,145,000	4,652,138
Main Street Natural Gas, Inc.,
5.00%, 05/01/2054 (a)	5,000,000	5,350,711
State of Georgia
5.00%, 07/01/2024	8,000,000	8,046,735
5.00%, 07/01/2024	975,000	980,696
		20,078,634
Hawaii – 0.6%
Honolulu City & County Board of
Water Supply, 4.00%, 07/01/2032	4,035,000	4,044,484

Illinois – 1.7%
Chicago O’Hare International Airport,
5.25%, 01/01/2039	1,190,000	1,329,369
City of Joliet, IL, 5.50%, 12/15/2042	2,260,000	2,557,286
Metropolitan Pier & Exposition
Authority, 0.00%, 12/15/2036 (d)	6,500,000	3,913,656
Will County School District No. 114
Manhattan, 5.50%, 01/01/2045	3,765,000	4,224,591
		12,024,902

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 55

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Indiana – 7.7%
Avon Community School
Building Corp.
5.50%, 07/15/2040	$1,000,000	$1,167,268
5.50%, 07/15/2041	1,250,000	1,451,754
5.50%, 01/15/2043	2,750,000	3,165,371
City of Valparaiso, IN,
6.75%, 01/01/2034 (e)	500,000	501,197
Clark-Pleasant Community School
Building Corp., 5.25%, 01/15/2042	2,500,000	2,825,729
Fishers Town Hall Building Corp.
5.50%, 07/15/2038	1,000,000	1,170,950
5.50%, 07/15/2039	700,000	818,269
5.50%, 07/15/2040	1,500,000	1,741,723
5.50%, 07/15/2043	2,000,000	2,295,854
Fort Wayne Redevelopment Authority,
5.00%, 12/15/2041	2,040,000	2,261,721
Greater Clark Building Corp.
6.00%, 07/15/2038	5,955,000	7,188,807
6.00%, 01/15/2042	5,655,000	6,689,477
6.00%, 01/15/2043	1,125,000	1,347,248
Indianapolis Local Public Improvement
Bond Bank, 6.00%, 02/01/2048	8,750,000	10,319,977
IPS Multi-School Building Corp.,
5.50%, 07/15/2042	1,250,000	1,434,418
Lake Ridge Multi-School
Building Corp., 5.50%, 07/15/2040	1,500,000	1,717,234
Noblesville High School
Building Corp.
6.00%, 07/15/2038	350,000	428,075
6.00%, 07/15/2040	500,000	604,431
6.00%, 01/15/2043	1,000,000	1,194,907
Tippecanoe County School Building
Corp., 6.00%, 01/15/2042	695,000	823,246
Tri-Creek 2002 High School Building
Corp., 5.50%, 07/15/2040	4,260,000	4,924,467
		54,072,123
Iowa – 0.7%
Iowa Tobacco Settlement Authority,
4.00%, 06/01/2049	4,680,000	4,726,783

Kansas – 0.1%
Kansas Development Finance Authority,
5.00%, 05/01/2024	1,085,000	1,087,652

Kentucky – 1.2%
County of Trimble, KY,
1.30%, 09/01/2044 (a)(e)	3,500,000	3,087,171
Kentucky Economic Development
Finance Authority, 5.00%, 05/15/2026	625,000	611,255
Kentucky Public Energy Authority,
5.00%, 05/01/2055 (a)	1,000,000	1,050,124
Kentucky State Property &
Building Commission
5.50%, 11/01/2041	1,205,000	1,390,351
5.50%, 11/01/2042	2,050,000	2,357,215
		8,496,116
Louisiana – 0.6%
Ernest N Morial New Orleans
Exhibition Hall Authority,
5.00%, 07/15/2039	2,210,000	2,489,043
Louisiana Stadium & Exposition
District, 5.00%, 07/01/2039	1,675,000	1,882,565
		4,371,608
Maryland – 2.7%
County of Anne Arundel MD,
5.00%, 10/01/2024	500,000	505,610
Maryland Stadium Authority,
5.00%, 05/01/2050	5,775,000	6,617,241
State of Maryland
5.00%, 08/01/2024	3,020,000	3,042,542
5.00%, 08/01/2024	1,065,000	1,072,950
Washington Suburban Sanitary
Commission, 4.00%, 06/01/2040	7,500,000	7,512,537
		18,750,880
Massachusetts – 1.9%
Commonwealth of Massachusetts,
5.00%, 01/01/2040	7,000,000	8,061,892
Massachusetts Clean Water Trust,
5.00%, 08/01/2024	500,000	503,773
Massachusetts Development Finance
Agency, 5.00%, 07/15/2040	3,710,000	4,503,029
		13,068,694
Michigan – 1.3%
Lansing Board of Water & Light,
5.00%, 07/01/2043	1,795,000	2,013,954
Michigan Finance Authority,
3.27%, 06/01/2039	6,000,000	5,456,835
University of Michigan,
5.00%, 04/01/2024	1,535,000	1,536,916
		9,007,705
Minnesota – 0.1%
City of Minneapolis, MN,
5.75%, 07/01/2055	1,000,000	884,368

Missouri – 0.1%
City of Kansas City, MO Sanitary
Sewer System Revenue,
5.00%, 01/01/2041	500,000	566,494

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 56

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Nevada – 0.7%
Las Vegas Convention & Visitors
Authority, 5.00%, 07/01/2038	$3,000,000	$3,368,233
State of Nevada Department of
Business & Industry,
8.13%, 01/01/2050 (a)(b)(e)	1,500,000	1,526,569
		4,894,802
New Jersey – 1.7%
New Jersey Economic
Development Authority
5.50%, 01/01/2027 (e)	300,000	300,292
5.25%, 06/15/2037	1,560,000	1,836,556
5.25%, 06/15/2038	1,935,000	2,258,891
New Jersey Transportation
Trust Fund Authority
0.00%, 12/15/2037 (d)	3,395,000	2,049,475
0.00%, 12/15/2038 (d)	1,125,000	643,495
0.00%, 12/15/2038 (d)	1,000,000	562,945
0.00%, 12/15/2039 (d)	7,565,000	4,066,376
		11,718,030
New York – 4.5%
Build NYC Resource Corp.
4.00%, 06/15/2031 (b)	600,000	566,175
4.00%, 06/15/2041 (b)	1,350,000	1,103,596
City of New York NY,
5.00%, 08/01/2024	1,870,000	1,884,493
New York City Transitional Finance
Authority, 5.50%, 05/01/2044	3,575,000	4,183,108
New York City Transitional Finance
Authority Future Tax Secured
Revenue, 5.50%, 11/01/2045	4,825,000	5,538,056
New York State Dormitory Authority
5.00%, 10/01/2047	4,235,000	5,095,963
5.00%, 10/01/2048	4,000,000	4,809,251
Port Authority of New York &
New Jersey, 5.00%, 07/15/2037 (e)	3,000,000	3,329,037
Triborough Bridge & Tunnel Authority,
5.00%, 05/15/2052	4,065,000	4,748,226
		31,257,905
North Carolina – 2.8%
City of Charlotte, NC,
5.00%, 07/01/2024	2,000,000	2,012,141
City of Winston-Salem NC Water &
Sewer System Revenue,
5.00%, 06/01/2030	1,000,000	1,004,268
County of Wake, NC,
5.00%, 03/01/2024	600,000	600,000
North Carolina Medical
Care Commission
3.75%, 10/01/2028	550,000	551,072
4.25%, 10/01/2028	250,000	250,483
University of North Carolina
at Chapel Hill
5.00%, 02/01/2045	5,250,000	6,181,949
5.00%, 02/01/2049	6,300,000	7,388,033
Watauga Public Facilities Corp.,
5.25%, 06/01/2042	1,250,000	1,412,869
		19,400,815
Ohio – 2.0%
City of Columbus, OH,
5.00%, 08/15/2024	6,915,000	6,971,346
County of Hamilton, OH,
5.00%, 11/15/2049	6,000,000	7,055,302
		14,026,648
Oklahoma – 0.3%
City of Oklahoma City, OK,
5.00%, 03/01/2024	440,000	440,000
City of Tulsa, OK, 5.00%, 03/01/2024	2,000,000	2,000,000
		2,440,000
Oregon – 0.9%
Hospital Facilities Authority of
Multnomah County Oregon,
0.95%, 06/01/2027	250,000	226,035
Oregon State Lottery,
5.00%, 04/01/2024	1,000,000	1,001,248
Port of Portland, OR Airport
Revenue, 5.00%, 07/01/2037 (e)	2,000,000	2,219,348
State of Oregon
5.00%, 05/01/2024	1,305,000	1,308,588
5.00%, 05/01/2024	675,000	676,856
5.00%, 08/01/2024	570,000	574,254
		6,006,329
Pennsylvania – 4.1%
Allegheny County Sanitary Authority,
5.75%, 06/01/2047	6,835,000	7,873,927
City of Philadelphia, PA Water &
Wastewater Revenue,
5.50%, 06/01/2047	2,365,000	2,657,991
Commonwealth of Pennsylvania,
5.00%, 07/15/2024	7,000,000	7,044,118
Delaware Valley Regional Finance
Authority, 4.53% (1 mo. LIBOR US +
0.88%), 09/01/2048 (f)	1,000,000	999,802
Pennsylvania Turnpike Commission
5.00%, 12/01/2041	3,000,000	3,449,797
5.25%, 12/01/2041	1,000,000	1,158,901
5.25%, 12/01/2042	1,000,000	1,145,736
Southeastern Pennsylvania
Transportation Authority
5.00%, 06/01/2024	1,305,000	1,310,220
5.25%, 06/01/2041	2,585,000	2,949,512
		28,590,004

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 57

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Puerto Rico – 1.0%
Commonwealth of Puerto Rico
0.00%, 07/01/2024 (d)	$99,093	$97,783
0.00%, 07/01/2033 (d)	189,697	122,268
4.00%, 07/01/2037	113,718	108,610
4.00%, 07/01/2041	154,613	143,610
0.00%, 11/01/2043 (a)	651,922	382,189
4.00%, 07/01/2046	160,797	145,329
GDB Debt Recovery Authority of
Puerto Rico, 7.50%, 08/20/2040	2,354,799	2,248,833
Puerto Rico Highway & Transportation
Authority, 5.85%, 03/01/2027	1,395,000	1,381,050
Puerto Rico Sales Tax
Financing Corp. Sales Tax Revenue
0.00%, 07/01/2024 (d)	872,000	862,439
0.00%, 07/01/2029 (d)	1,589,000	1,308,558
		6,800,669
Rhode Island – 1.2%
Rhode Island Health and Educational
Building Corp.
5.50%, 05/15/2042	3,335,000	3,799,125
5.50%, 05/15/2047	4,000,000	4,481,081
		8,280,206
South Carolina – 1.8%
County of Horry, SC,
5.25%, 09/01/2047	4,000,000	4,457,541
Patriots Energy Group Financing
Agency, 5.25%, 02/01/2054 (a)	4,315,000	4,663,831
South Island Public Service District,
5.25%, 04/01/2042	3,325,000	3,683,898
		12,805,270
Tennessee – 1.0%
Metropolitan Government of
Nashville & Davidson County
5.00%, 07/01/2024	1,620,000	1,629,094
5.00%, 05/15/2042	1,500,000	1,718,995
Metropolitan Nashville Airport Authority
5.25%, 07/01/2035 (e)	1,500,000	1,708,998
5.50%, 07/01/2037 (e)	1,650,000	1,893,633
		6,950,720
Texas – 8.3%
Board of Regents of the University of
Texas System, 5.00%, 08/15/2049	600,000	718,003
City of Austin, TX Water &
Wastewater System Revenue
5.00%, 11/15/2040	1,225,000	1,390,147
5.00%, 11/15/2041	1,700,000	1,916,618
City of Houston, TX Airport System
Revenue, 5.25%, 07/01/2039 (e)	2,745,000	3,077,188
City of San Antonio, TX Electric &
Gas Systems Revenue
5.00%, 02/01/2039	3,265,000	3,724,083
5.25%, 02/01/2040	6,000,000	6,903,457
Colony Economic Development
Corp., 7.25%, 10/01/2042	1,500,000	1,442,386
Colony Local Development Corp.,
7.25%, 10/01/2033	700,000	694,170
Denton Independent School District
5.00%, 08/15/2024	1,655,000	1,667,969
4.00%, 08/15/2032	3,000,000	3,019,303
Lower Colorado River Authority
5.50%, 05/15/2047	5,000,000	5,594,677
5.50%, 05/15/2048	3,000,000	3,371,481
North Texas Tollway Authority
0.00%, 01/01/2036 (d)	1,085,000	705,512
0.00%, 01/01/2038 (d)	1,055,000	617,569
Port of Beaumont Industrial
Development Authority,
4.10%, 01/01/2028 (b)	3,000,000	2,484,074
Pottsboro Higher Education
Finance Corp., 2.00%, 08/15/2040	775,000	564,792
Prosper Independent School District,
5.00%, 02/15/2042	5,000,000	5,683,182
Tarrant Regional Water District
Water Supply System Revenue
5.00%, 03/01/2033	2,420,000	2,420,000
5.00%, 03/01/2044	2,000,000	2,000,000
Texas Transportation Commission
State Highway Fund,
5.00%, 04/01/2033	5,000,000	5,005,284
West Harris County Regional Water
Authority, 5.50%, 12/15/2042	4,500,000	5,157,241
		58,157,136
Utah – 1.9%
City of Salt Lake City, UT
Airport Revenue
5.25%, 07/01/2037 (e)	500,000	567,204
5.25%, 07/01/2038 (e)	1,255,000	1,412,693
5.25%, 07/01/2039 (e)	1,000,000	1,121,016
Wasatch County School District
Local Building Authority,
5.50%, 06/01/2047	7,570,000	8,432,498
Wildflower Improvement Association,
6.63%, 03/01/2031 (b)	1,630,204	1,562,195
		13,095,606
Virginia – 1.0%
City of Alexandria, VA,
5.00%, 07/01/2024	1,000,000	1,005,874
Virginia Beach Development Authority,
5.38%, 09/01/2029	2,000,000	2,065,075

 Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 58

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Virginia – 1.0% (Cont.)
Virginia Public Building Authority,
5.00%, 08/01/2024	$1,000,000	$1,007,424
Virginia Public School Authority,
5.00%, 03/01/2024	2,660,000	2,660,000
		6,738,373
Washington – 4.6%
Central Puget Sound
Regional Transit Authority,
5.00%, 11/01/2046	10,000,000	11,862,769
City of Seattle, WA Drainage &
Wastewater Revenue
4.00%, 05/01/2030	3,600,000	3,603,482
4.00%, 05/01/2031	1,000,000	1,000,888
County of King WA Sewer Revenue,
5.00%, 01/01/2047	5,000,000	5,025,295
State of Washington
5.00%, 06/01/2024	2,865,000	2,877,509
5.00%, 07/01/2024	755,000	759,509
5.00%, 08/01/2024	1,435,000	1,445,946
5.00%, 08/01/2024	815,000	821,217
5.00%, 06/01/2045	4,000,000	4,503,113
Washington State Housing Finance
Commission, 5.00%, 01/01/2055 (b)	500,000	330,779
		32,230,507
Wisconsin – 0.5%
Public Finance Authority,
7.50%, 06/01/2029 (b)	2,000,000	1,956,109
State of Wisconsin,
5.00%, 05/01/2024	1,460,000	1,464,037
		3,420,146
TOTAL MUNICIPAL BONDS
(Cost $606,162,159)		626,744,210

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 5.3%
California Housing Finance Agency,
Series 2021-2, Class X,
0.82%, 03/25/2035 (c)(g)	31,494,287	1,524,953
Freddie Mac Multifamily
ML Certificates
Series 2019-ML05, Class XCA,
0.25%, 11/25/2033 (a)(g)	45,549,543	799,394
Series 2019-ML06, Class XUS,
1.13%, 06/25/2037 (a)(g)	10,557,039	844,669
Series 2020-ML07, Class XUS,
2.02%, 10/25/2036 (a)(b)(g)	15,073,128	2,180,328
Series 2021-ML08, Class XUS,
1.85%, 07/25/2037 (g)	34,617,140	4,632,812
Series 2021-ML09, Class XUS,
1.49%, 02/25/2040 (a)(b)(g)	38,586,545	4,597,201
Freddie Mac Multifamily
ML Certificates (Cont.)
Series 2021-ML10, Class XUS,
2.06%, 01/25/2038 (a)(g)	14,058,370	2,200,135
Series 2021-ML10, Class XUS,
1.52%, 06/25/2038 (a)(b)(g)	50,304,860	5,833,855
Series 2021-ML11, Class XUS,
0.77%, 03/25/2038 (b)(g)	91,256,518	4,819,257
Series 2021-ML12, Class XUS,
1.30%, 07/25/2041 (a)(b)(g)	19,053,941	1,869,192
Series 2022-ML13, Class XUS,
0.96%, 07/25/2036 (a)(g)	83,709,339	4,457,522
Series 2022-ML13, Class XUS,
0.98%, 09/25/2036 (a)(g)	53,412,007	3,533,204
TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $40,667,460)		37,292,522

NON-AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 1.8%
California Housing Finance Agency
Series 2021-1, Class X,
0.80%, 11/20/2035 (c)(g)	41,686,000	2,038,028
Series 2021-3, Class X,
0.79%, 08/20/2036 (a)(g)	25,386,210	1,311,452
New Hampshire Business
Finance Authority
Series 2022-2, Class X,
0.67%, 10/20/2036 (c)(g)	67,432,737	3,240,143
Series 2023-2, Class X,
0.81%, 01/20/2038 (a)(g)	60,000,000	3,429,600
Washington State Housing Finance
Commission, Series 2021-1,
Class X, 0.73%, 12/20/2035 (a)(g)	61,155,422	2,749,548
TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $13,441,802)		12,768,771

CORPORATE BONDS – 0.4%
Real Estate Management & Development – 0.4%
MMH Master LLC,
6.38%, 02/01/2034 (b)	3,000,000	3,000,000
TOTAL CORPORATE BONDS
(Cost $3,007,500)		3,000,000

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 59

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	SHARES	VALUE

SHORT-TERM INVESTMENTS – 4.0%
Money Market Funds – 4.0%
First American Government
Obligations Fund –
Class X, 5.25%(h)	28,236,434	$28,236,434
TOTAL SHORT-TERM
INVESTMENTS
(Cost $28,236,434)		28,236,434

TOTAL INVESTMENTS – 101.2%
(Cost $691,515,355)		708,041,937

Liabilities in Excess
of Other Assets – (1.2)%		(9,178,971)

TOTAL NET ASSETS – 100.0%		$698,862,966

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LIBOR	London Interbank Offered Rate
(a)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.

(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $43,555,240 or 6.2% of the Fund’s net assets.

(c)	Step coupon bond. The rate disclosed is as of February 29, 2024.
(d)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(e)	Security subject to the Alternative Minimum Tax (“AMT”). As of February 29, 2024, the total value of securities subject to the AMT was $47,533,397 or 6.7% of net assets.
(f)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(g)	Interest only security.
(h)	The rate shown represents the 7-day effective yield as of February 29, 2024.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 60

PERFORMANCE TRUST MULTISECTOR BOND FUND — SCHEDULE OF INVESTMENTS
February 29, 2024 (Unaudited)

	PAR	VALUE

CORPORATE BONDS – 41.5%
Aerospace & Defense – 1.0%
TransDigm, Inc.,
6.63%, 03/01/2032 (a)	$1,000,000	$1,008,343

Banks – 12.6%
Banner Corp.,
5.00% to 06/30/2025 then 3 mo.
Term SOFR + 4.89%, 06/30/2030	1,000,000	921,294
Barclays PLC,
6.13% to 06/15/2026 then
5 yr. CMT Rate + 5.87%, Perpetual	1,000,000	953,367
Deutsche Bank AG,
7.08% to 02/10/2033 then
SOFR + 3.65%, 02/10/2034	1,000,000	996,694
First Busey Corp.,
5.25% to 06/01/2025 then 3 mo.
Term SOFR + 5.11%, 06/01/2030	1,000,000	953,376
First Financial Bancorp.,
5.25% to 05/15/2025 then 3 mo.
Term SOFR + 5.09%, 05/15/2030	1,000,000	961,584
Home BancShares, Inc.,
3.13% to 01/30/2027 then 3 mo.
Term SOFR + 1.82%, 01/30/2032	1,500,000	1,151,839
National Australia Bank Ltd.,
3.35% to 01/12/2032 then 5 yr.
CMT Rate + 1.70%, 01/12/2037 (a)	1,000,000	834,625
Park National Corp.,
4.50% to 09/01/2025 then 3 mo.
Term SOFR + 4.39%, 09/01/2030	1,250,000	1,177,246
Renasant Corp.,
4.50% to 09/15/2030 then 3 mo.
Term SOFR + 4.03%, 09/15/2035	1,000,000	692,332
Synovus Financial Corp.,
7.54% to 02/07/2029 then 5 Yr.
Mid Swap Rate USD +
3.38%, 02/07/2029	1,000,000	946,004
Texas Capital Bancshares, Inc.,
4.00% to 05/06/2026 then 5 yr.
CMT Rate + 3.15%, 05/06/2031	1,000,000	854,860
Western Alliance Bank,
5.25% to 06/01/2025 then 3 mo.
Term SOFR + 5.12%, 06/01/2030	1,500,000	1,448,085
WSFS Financial Corp.,
2.75% to 12/15/2025 then
TSFR3M + 2.49%, 12/15/2030	1,000,000	798,811
		12,690,117
Building Products – 0.9%
JELD-WEN, Inc.,
4.88%, 12/15/2027 (a)	1,000,000	943,715

Capital Markets – 2.1%
Ares Capital Corp.,
3.20%, 11/15/2031	1,300,000	1,060,695
MSCI, Inc., 3.63%, 11/01/2031 (a)	1,250,000	1,083,510
		2,144,205
Consumer Finance – 3.7%
Ally Financial, Inc.,
6.70%, 02/14/2033	1,250,000	1,231,958
Ford Motor Credit Co., LLC,
7.35%, 03/06/2030	1,250,000	1,325,083
OneMain Finance Corp.,
5.38%, 11/15/2029	1,250,000	1,161,344
		3,718,385
Containers & Packaging – 1.1%
Graphic Packaging International, LLC,
3.50%, 03/01/2029 (a)	1,255,000	1,120,572

Distributors – 1.0%
LKQ Corp., 6.25%, 06/15/2033	1,000,000	1,027,773

Diversified Consumer Services – 1.9%
Service Corp. International,
4.00%, 05/15/2031	1,000,000	879,608
Washington University,
4.35%, 04/15/2122	1,200,000	1,007,017
		1,886,625
Electrical Equipment – 2.1%
Regal Rexnord Corp.,
6.30%, 02/15/2030 (a)	1,000,000	1,018,154
Sensata Technologies, Inc.,
4.38%, 02/15/2030 (a)	1,250,000	1,139,615
		2,157,769
Financial Services – 0.2%
Compeer Financial FLCA,
3.38% to 06/01/2031 then
SOFR + 1.97%, 06/01/2036 (a)	250,000	176,818

Household Durables – 2.9%
M/I Homes, Inc., 3.95%, 02/15/2030	1,300,000	1,161,429
Meritage Homes Corp.,
3.88%, 04/15/2029 (a)	1,000,000	911,055
Tempur Sealy International, Inc.,
3.88%, 10/15/2031 (a)	1,000,000	832,728
		2,905,212
Media – 2.2%
CCO Holdings Capital Corp.,
4.75%, 02/01/2032 (a)	1,500,000	1,212,937
Sirius XM Radio, Inc.,
3.88%, 09/01/2031 (a)	1,250,000	1,034,491
		2,247,428

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 61

PERFORMANCE TRUST MULTISECTOR BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

Professional Services – 0.9%
Science Applications International
Corp., 4.88%, 04/01/2028 (a)	$1,000,000	$947,880

Real Estate Management &
Development – 1.0%
Cushman & Wakefield US Borrower,
LLC, 8.88%, 09/01/2031 (a)	1,000,000	1,042,365

Retail REITs – 0.8%
American Finance Trust, Inc.,
4.50%, 09/30/2028 (a)	1,000,000	836,923

Software – 0.9%
Open Text Corp.,
3.88%, 02/15/2028 (a)	1,000,000	919,952

Specialty Retail – 4.0%
Asbury Automotive Group, Inc.,
5.00%, 02/15/2032 (a)	1,250,000	1,111,118
AutoNation, Inc., 3.85%, 03/01/2032	1,250,000	1,091,503
Ken Garff Automotive, LLC,
4.88%, 09/15/2028 (a)	1,000,000	921,177
Lithia Motors, Inc.,
4.38%, 01/15/2031 (a)	1,000,000	888,123
		4,011,921
Technology Hardware,
Storage & Peripherals – 1.2%
Dell International, LLC,
8.10%, 07/15/2036	1,000,000	1,199,667

Trading Companies &
Distributors – 1.0%
WESCO Distribution, Inc.,
6.63%, 03/15/2032 (a)	1,000,000	1,001,519

TOTAL CORPORATE BONDS
(Cost $41,788,627)		41,987,189

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 19.0%
BANK
Series 2018-BN10, Class D,
2.60%, 02/15/2061 (a)	1,000,000	767,345
Series 2019-BN23, Class C,
3.51%, 12/15/2052 (b)	1,000,000	799,034
Series 2020-BN29, Class D,
2.50%, 11/15/2053 (a)	850,000	561,687
Series 2021-BN35, Class C,
2.90%, 06/15/2064 (b)	1,255,000	931,924
Series 2022-BN40, Class D,
2.50%, 03/15/2064 (a)	1,000,000	616,757
BBCMS Trust, Series 2022-C17,
Class XA, 1.15%, 09/15/2055 (b)(c)	14,954,706	1,125,014
Benchmark Mortgage Trust
Series 2021-B27, Class XD,
1.49%, 07/15/2054 (a)(b)(c)	15,000,000	1,293,005
Series 2021-B29, Class C,
2.75%, 09/15/2054 (b)	1,000,000	725,150
BMO Mortgage Trust,
Series 2023-C7, Class XA,
0.81%, 12/15/2056 (a)(b)(c)	24,998,588	1,418,944
Citigroup Commercial Mortgage
Trust, Series 2016-C1, Class C,
4.94%, 05/10/2049 (b)	1,000,000	945,799
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A,
2.95%, 11/05/2034 (a)	1,000,000	748,327
Series 2012-BWTR, Class B,
3.26%, 11/05/2034 (a)	478,000	242,837
Morgan Stanley Bank of America
Merrill Lynch Trust, Series 2017-C34,
Class D, 2.70%, 11/15/2052 (a)	1,000,000	684,313
Morgan Stanley Capital I, Inc.
Series 2017-H1, Class C,
4.28%, 06/15/2050 (b)	1,500,000	1,331,199
Series 2017-HR2, Class C,
4.32%, 12/15/2050 (b)	1,400,000	1,267,681
Series 2019-H7, Class D,
3.00%, 07/15/2052 (a)	1,000,000	726,508
Wells Fargo Commercial
Mortgage Trust
Series 2015-C28, Class D,
4.08%, 05/15/2048 (b)	1,000,000	838,441
Series 2016-C37, Class D,
3.17%, 12/15/2049 (a)(b)	1,250,000	1,031,918
Series 2018-C43, Class C,
4.51%, 03/15/2051 (b)	1,250,000	1,113,335
Series 2019-C52, Class C,
3.56%, 08/15/2052	1,000,000	788,870
Series 2020-C57, Class C,
4.02%, 08/15/2053 (b)	1,500,000	1,292,471
TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $19,787,085)		19,250,559

COLLATERALIZED LOAN
OBLIGATIONS – 14.7%
Apidos CLO
Series 2013-12A, Class ER,
10.98% (3 mo. Term SOFR +
5.66%), 04/15/2031 (a)	1,000,000	927,219
Series 2019-31A, Class ER,
12.18% (3 mo. Term SOFR +
6.86%), 04/15/2031 (a)	1,000,000	984,429

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 62

PERFORMANCE TRUST MULTISECTOR BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	PAR	VALUE

ARES CLO
Series 2015-4A, Class CR,
8.23% (3 mo. Term SOFR +
2.91%), 10/15/2030 (a)	$1,000,000	$982,631
Series 2016-39A, Class DR2,
8.91% (3 mo. Term SOFR +
3.61%), 04/18/2031 (a)	1,000,000	974,200
Burnham Park CLO, Series 2016-1A,
Class DR, 8.43% (3 mo. Term
SOFR + 3.11%), 10/20/2029 (a)	1,000,000	994,560
Buttermilk Park CLO, Series 2018-1A,
Class D, 8.68% (3 mo. Term SOFR +
3.36%), 10/15/2031 (a)	1,000,000	992,668
Gilbert Park CLO, Series 2017-1A,
Class D, 8.53% (TSFR3M +
3.21%), 10/15/2030 (a)	1,000,000	999,584
Goldentree Loan Opportunities Ltd.
Series 2015-11A, Class ER2,
10.96% (TSFR3M + 5.66%),
01/18/2031 (a)	1,000,000	993,306
Series 2017-2A, Class E,
10.28% (3 mo. Term SOFR +
4.96%), 11/28/2030 (a)	1,000,000	1,000,572
Series 2022-16A, Class DR,
10.11% (3 mo. Term SOFR +
4.75%), 01/20/2034 (a)	1,000,000	1,009,521
LCM LP, Series 22A, Class CR,
8.38% (TSFR3M + 3.06%),
10/20/2028 (a)	1,000,000	993,089
Magnetite CLO Ltd., Series 2016-18A,
Class ER, 10.82% (3 mo. Term
SOFR + 5.51%), 11/15/2028 (a)	1,000,000	1,000,583
Neuberger Berman CLO Ltd.
Series 2018-27A, Class D,
8.18% (TSFR3M + 2.86%),
01/15/2030 (a)	1,000,000	993,475
Series 2019-33A, Class DR,
8.48% (3 mo. Term SOFR + 3.16%),
10/16/2033 (a)	1,000,000	987,801
Series 2019-35A, Class E,
12.57% (3 mo. Term SOFR +
7.26%), 01/19/2033 (a)	1,000,000	980,988
TOTAL COLLATERALIZED
LOAN OBLIGATIONS
(Cost $14,418,626)		14,814,626

ASSET-BACKED SECURITIES – 6.4%
American Credit Acceptance
Receivables Trust, Series 2021-2,
Class E, 2.54%, 07/13/2027 (a)	1,000,000	969,494
Exeter Automobile Receivables Trust,
Series 2021-2A, Class E,
2.90%, 07/17/2028 (a)	1,500,000	1,410,281
GLS Auto Receivables Trust
Series 2020-2A, Class D,
7.48%, 04/15/2027 (a)	1,225,000	1,235,685
Series 2021-2A, Class E,
2.87%, 05/15/2028 (a)	1,000,000	945,794
Series 2021-3A, Class E,
3.20%, 10/16/2028 (a)	1,000,000	930,103
Westlake Automobile Receivables
Trust, Series 2021-3A, Class E,
3.42%, 04/15/2027 (a)	1,000,000	958,241
TOTAL ASSET-BACKED
SECURITIES
(Cost $6,418,479)		6,449,598

U.S. TREASURY OBLIGATIONS – 6.1%
United States Treasury Notes/Bonds
4.25%, 11/15/2040	1,000,000	977,500
3.88%, 05/15/2043	2,000,000	1,828,242
4.38%, 08/15/2043	1,000,000	978,750
4.75%, 11/15/2043	2,300,000	2,365,946
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $6,290,213)		6,150,438

MUNICIPAL BONDS – 5.6%
Illinois – 0.7%
Metropolitan Pier & Exposition
Authority, 0.00%, 06/15/2038 (d)	1,250,000	664,484

Michigan – 1.0%
University of Michigan,
4.45%, 04/01/2122	1,221,000	1,042,740

Ohio – 1.2%
Ohio State University,
4.80%, 06/01/2111	1,250,000	1,143,723

Pennsylvania – 1.1%
Pennsylvania Turnpike Commission,
3.00%, 12/01/2042	1,250,000	1,056,449

Tennessee – 0.6%
New Memphis Arena Public Building
Authority, 0.00%, 04/01/2043 (d)	1,625,000	641,067

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 63

PERFORMANCE TRUST MULTISECTOR BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
February 29, 2024 (Unaudited)

	SHARES	VALUE

Texas – 0.8%
Port of Beaumont Industrial
Development Authority,
4.10%, 01/01/2028 (a)	$1,000,000	$828,025

Wisconsin – 0.2%
Public Finance Authority,
7.50%, 06/01/2029 (a)	250,000	244,514
TOTAL MUNICIPAL BONDS
(Cost $5,530,384)		5,621,002

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES – 4.0%
Banc of America Alternative Loan
Trust, Series 2006-2, Class 4CB1,
6.50%, 03/25/2036	1,226,161	986,944
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2006-17,
Class A8, 6.00% (1 mo. Term SOFR +
0.66%), 12/25/2036	344,029	140,847
Credit Suisse Management, LLC,
Series 2005-11, Class 3A3,
5.50%, 12/25/2035	355,704	149,426
Vericrest Opportunity Loan Transferee,
Series 2021-NPL4, Class A2,
4.95%, 03/27/2051 (a)(e)	351,443	306,511
WaMu Mortgage
Pass – Through Certificates
Series 2005-AR14, Class 1A2,
4.89%, 12/25/2035 (b)	1,284,436	1,124,016
Series 2006-AR12, Class 1A1,
4.48%, 10/25/2036 (b)	1,490,350	1,314,747
TOTAL NON-AGENCY
RESIDENTIAL MORTGAGE
BACKED SECURITIES
(Cost $4,476,304)		4,022,491

SHORT-TERM INVESTMENTS – 3.6%
Money Market Funds – 3.6%
First American Government
Obligations Fund –
Class X, 5.23%(f)	3,643,077	$3,643,077
TOTAL SHORT-TERM
INVESTMENTS
(Cost $3,643,077)		3,643,077

TOTAL INVESTMENTS – 100.9%
(Cost $102,352,795)		101,938,980

Liabilities in Excess
of Other Assets – (0.9)%		(871,212)

TOTAL NET ASSETS – 100.0%		$101,067,768

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG	Aktiengesellschaft
CMT	Constant Maturity Treasury Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TSFR3M	3 Month Term Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $49,720,535 or 49.2% of the Fund’s net assets.

(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of February 29, 2024.

(c)	Interest only security.
(d)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(e)	Step coupon bond. The rate disclosed is as of February 29, 2024.
(f)	The rate shown represents the 7-day effective yield as of February 29, 2024.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 64

STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2024 (Unaudited)

	Performance Trust	Performance Trust	Performance Trust
	Total Return	Municipal	Multisector
	Bond Fund	Bond Fund	Bond Fund
Investment Income
Interest income	$155,170,211	$13,785,732	$3,353,490
Total Investment Income	155,170,211	13,785,732	3,353,490

Expenses
Advisory fees	17,829,907	1,241,012	369,781
Sub-transfer agent fees	2,791,420	—	—
Administration and accounting fees	1,187,518	137,653	35,158
Transfer agent fees and expenses	467,008	53,180	11,017
Distribution fees – Class C	161,732	—	—
Custody fees	140,143	14,353	2,844
Federal and state registration fees	136,576	36,782	12,757
Reports to shareholders	136,240	12,099	2,367
Shareholder servicing fees – Class C	53,911	—	—
Distribution fees – Class A	37,026	40,407	—
Audit and tax fees	21,016	10,829	10,829
Legal fees	16,447	7,737	7,990
Insurance expense	16,086	3,358	2,077
Trustees’ fees	12,371	12,371	12,371
Chief Compliance Officer fees	5,824	5,824	5,824
Other expenses	19,285	5,095	3,184
Total Expenses	23,032,510	1,580,700	476,199
Expense Reimbursement by Adviser (Note 4)	—	—	(18,595)
Net Expenses	23,032,510	1,580,700	457,604

Net Investment Income	132,137,701	12,205,032	2,895,886

Realized and Unrealized Loss on Investments
Net realized loss from:
Investments	(126,050,108)	(8,586,374)	(185,179)
Change in net unrealized
appreciation/depreciation from investments	235,085,052	32,753,149	3,539,311
Net Realized and Unrealized Gain on Investments	109,034,944	24,166,775	3,354,132

Net Increase in
Net Assets from Operations	$241,172,645	$36,371,807	$6,250,018

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 65

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Total Return Bond Fund

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
From Operations
Net investment income	$132,137,701	$204,968,824
Net realized loss from investments	(126,050,108)	(231,808,333)
Change in net unrealized appreciation from investments	235,085,052	22,979,067
Net Increase (Decrease) in net assets from operations	241,172,645	(3,860,442)

From Distributions
Net Distributions
Institutional Class	(136,314,761)	(204,912,825)
Class A	(647,444)	(1,118,873)
Class C	(797,293)	(1,234,132)
Net decrease in net assets resulting from distributions paid	(137,759,498)	(207,265,830)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	1,755,451,991	2,537,736,439
Class A	6,577,577	14,637,086
Class C	8,804,426	6,801,990
Shares issued in reinvestment of distributions declared
Institutional Class	118,784,459	179,815,401
Class A	627,815	1,066,967
Class C	794,798	1,232,346
Cost for shares redeemed
Institutional Class	(1,050,977,827)	(2,263,701,105)
Class A	(6,218,368)	(17,867,623)
Class C	(5,981,202)	(11,396,206)
Net increase in net assets from capital share transactions	827,863,669	448,325,295

Total Increase in Net Assets	931,276,816	237,199,023

Net Assets
Beginning of period	5,783,505,047	5,546,306,024
End of period	$6,714,781,863	$5,783,505,047

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 66

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
From Operations
Net investment income	$12,205,032	$22,808,967
Net realized loss from investments	(8,586,374)	(35,660,856)
Change in net unrealized appreciation from investments	32,753,149	14,938,824
Net increase in net assets from operations	36,371,807	2,086,935

From Distributions
Net Distributions
Institutional Class	(11,741,086)	(21,059,221)
Class A	(571,941)	(1,245,577)
Net decrease in net assets resulting from distributions paid	(12,313,027)	(22,304,798)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	217,675,263	323,241,552
Class A	13,820,018	15,146,083
Shares issued in reinvestment of distributions declared
Institutional Class	10,324,868	18,735,579
Class A	548,019	1,177,425
Cost for shares redeemed
Institutional Class	(176,749,387)	(404,806,981)
Class A	(13,659,854)	(26,368,296)
Net increase (decrease) in net assets from capital share transactions	51,958,927	(72,874,638)

Total Increase (Decrease) in Net Assets	76,017,707	(93,092,501)

Net Assets
Beginning of period	622,845,259	715,937,760
End of period	$698,862,966	$622,845,259

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 67

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Multisector Bond Fund

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
From Operations
Net investment income	$2,895,886	$5,046,932
Net realized loss from investments	(185,179)	(3,458,486)
Change in net unrealized appreciation from investments	3,539,311	1,093,792
Net increase in net assets from operations	6,250,018	2,682,238

From Distributions
Net distributions – Institutional Class	(2,916,445)	(5,020,968)
Net decrease in net assets resulting from distributions paid	(2,916,445)	(5,020,968)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	14,326,360	41,110,523
Shares issued in reinvestment of distributions declared –
Institutional Class	2,865,556	4,935,606
Cost for shares redeemed – Institutional Class	(8,927,623)	(36,252,578)
Net increase in net assets from capital share transactions	8,264,293	9,793,551

Total Increase in Net Assets	11,597,866	7,454,821

Net Assets
Beginning of period	89,469,902	82,015,081
End of period	$101,067,768	$89,469,902

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 68

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021	2020	2019
Institutional Class Shares

Net Asset Value,
Beginning of Period	$19.18	$19.89	$23.17	$22.99	$23.22	$22.21

Income (loss) from
investment operations:
Net investment income(1)	0.42	0.75	0.72	0.78	0.82	0.83
Net realized and unrealized
gain (loss) on investments(2)	0.37	(0.70)	(3.22)	0.23	(0.18)	1.07
Total from investment operations	0.79	0.05	(2.50)	1.01	0.64	1.90

Less distributions paid:
From net investment income	(0.44)	(0.76)	(0.70)	(0.83)	(0.87)	(0.89)
From net realized gain on investments	—	—	(0.08)	—	—	—
Total distributions paid	(0.44)	(0.76)	(0.78)	(0.83)	(0.87)	(0.89)

Paid-in capital from
redemption fees (Note 2)	—	—	—	—	0.00 (3)	0.00 (3)

Net Asset Value, End of Period	$19.53	$19.18	$19.89	$23.17	$22.99	$23.22

Total Return(4)	4.21%	0.30%	-11.00%	4.49%	2.87%	8.79%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$6,637,623	$5,712,347	$5,466,750	$6,327,797	$4,264,846	$2,836,855

Ratio of expenses to
average net assets(5)	0.77%	0.76%	0.75%	0.76%	0.78%	0.80%

Ratio of net investment income
to average net assets(5)	4.46%	3.90%	3.34%	3.39%	3.64%	3.68%

Portfolio turnover rate(4)	16.73%	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Rounds to less than $0.005 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 69

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021	2020	2019(1)
Class A Shares

Net Asset Value,
Beginning of Period	$19.18	$19.89	$23.18	$22.99	$23.23	$22.13

Income (loss) from
investment operations:
Net investment income(2)	0.40	0.70	0.67	0.72	0.76	0.58
Net realized and unrealized
gain (loss) on investments(3)	0.37	(0.70)	(3.23)	0.24	(0.18)	1.08
Total from investment operations	0.77	0.00	(2.56)	0.96	0.58	1.66

Less distributions paid:
From net investment income	(0.42)	(0.71)	(0.65)	(0.77)	(0.82)	(0.57)
From net realized gain on investments	—	—	(0.08)	—	—	—
Total distributions paid	(0.42)	(0.71)	(0.73)	(0.77)	(0.82)	(0.57)

Paid-in capital from
redemption fees (Note 2)	—	—	—	—	0.00 (4)	0.01

Net Asset Value, End of Period	$19.53	$19.18	$19.89	$23.18	$22.99	$23.23

Total Return(5)(6)	4.08%	0.05%	-11.26%	4.28%	2.60%	7.67%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$30,703	$29,145	$32,476	$32,802	$19,297	$7,549

Ratio of expenses
to average net assets(7)	1.02%	1.01%	1.00%	1.01%	1.03%	1.05%

Ratio of net investment income
to average net assets(7)	4.21%	3.63%	3.12%	3.12%	3.40%	3.80%

Portfolio turnover rate(6)(8)	16.73%	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Based on net asset value, which does not reflect sales charge.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 70

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021	2020	2019(1)
Class C Shares

Net Asset Value,
Beginning of Period	$19.11	$19.81	$23.10	$22.92	$23.18	$22.13

Income (loss) from
investment operations:
Net investment income(2)	0.33	0.56	0.52	0.55	0.59	0.46
Net realized and unrealized
gain (loss) on investments(3)	0.36	(0.69)	(3.23)	0.24	(0.18)	1.09
Total from investment operations	0.69	(0.13)	(2.71)	0.79	0.41	1.55

Less distributions paid:
From net investment income	(0.35)	(0.57)	(0.50)	(0.61)	(0.67)	(0.50)
From net realized gain on investments	—	—	(0.08)	—	—	—
Total distributions paid	(0.35)	(0.57)	(0.58)	(0.61)	(0.67)	(0.50)

Paid-in capital from
redemption fees (Note 2)	—	—	—	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Period	$19.45	$19.11	$19.81	$23.10	$22.92	$23.18

Total Return(5)	3.66%	-0.65%	-11.92%	3.49%	1.83%	7.10%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$46,456	$42,012	$47,081	$56,625	$31,184	$7,418

Ratio of expenses
to average net assets(6)	1.77%	1.76%	1.75%	1.76%	1.78%	1.80%

Ratio of net investment income
to average net assets(6)	3.46%	2.88%	2.33%	2.37%	2.66%	3.04%

Portfolio turnover rate(5)(7)	16.73%	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 71

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021	2020	2019
Institutional Class Shares

Net Asset Value,
Beginning of Period	$22.05	$22.65	$25.94	$25.52	$25.49	$23.79

Income (loss) from
investment operations:
Net investment income(1)	0.44	0.82	0.50	0.49	0.54	0.72
Net realized and unrealized
gain (loss) on investments	0.99	(0.62)	(3.31)	0.61	0.22	1.69
Total from investment operations	1.43	0.20	(2.81)	1.10	0.76	2.41

Less distributions paid:
From net investment income	(0.45)	(0.80)	(0.48)	(0.58)	(0.66)	(0.71)
From return of capital	—	—	—	(0.06)	—	—
From net realized gain on investments	—	—	—	(0.04)	(0.07)	—
Total distributions paid	(0.45)	(0.80)	(0.48)	(0.68)	(0.73)	(0.71)

Paid-in capital from
redemption fees (Note 2)	—	—	—	—	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$23.03	$22.05	$22.65	$25.94	$25.52	$25.49

Total Return(3)	6.55%	0.88%	-10.96%	4.35%	3.07%	10.31%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$662,508	$588,234	$670,095	$818,825	$500,176	$307,384

Ratio of expenses to
average net assets:
Before waiver, expense
reimbursements and recoupments(4)	0.50%	0.49%	0.48%	0.49%	0.53%	0.57%
After waiver, expense
reimbursements and recoupments(4)	0.50%	0.49%	0.48%	0.50%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments(4)	3.95%	3.65%	2.02%	1.92%	2.19%	2.94%
After waiver, expense
reimbursements and recoupments(4)	3.95%	3.65%	2.02%	1.91%	2.17%	2.96%

Portfolio turnover rate(3)	38.46%	68.24%	81.53%	15.91%	27.12%	35.29%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than $0.005 per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 72

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021	2020	2019
Class A Shares

Net Asset Value,
Beginning of Period	$22.07	$22.67	$25.96	$25.54	$25.51	$23.81

Income (loss) from
investment operations:
Net investment income(1)	0.41	0.76	0.44	0.42	0.48	0.66
Net realized and unrealized
gain (loss) on investments	0.99	(0.62)	(3.31)	0.61	0.22	1.69
Total from investment operations	1.40	0.14	(2.87)	1.03	0.70	2.35

Less distributions paid:
From net investment income	(0.42)	(0.74)	(0.42)	(0.50)	(0.60)	(0.65)
From return of capital	—	—	—	(0.07)	—	—
From net realized gain on investments	—	—	—	(0.04)	(0.07)	—
Total distributions paid	(0.42)	(0.74)	(0.42)	(0.61)	(0.67)	(0.65)

Paid-in capital from
redemption fees (Note 2)	—	—	—	—	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$23.05	$22.07	$22.67	$25.96	$25.54	$25.51

Total Return(3)(4)	6.41%	0.62%	-11.17%	4.09%	2.83%	10.02%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$36,355	$34,611	$45,843	$55,918	$42,552	$22,141

Ratio of expenses to
average net assets:
Before waiver, expense
reimbursements and recoupments(5)	0.75%	0.74%	0.73%	0.74%	0.78%	0.82%
After waiver, expense
reimbursements and recoupments(5)	0.75%	0.74%	0.73%	0.77%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments(5)	3.69%	3.39%	1.78%	1.67%	1.93%	2.69%
After waiver, expense
reimbursements and recoupments(5)	3.69%	3.39%	1.78%	1.64%	1.91%	2.71%

Portfolio turnover rate(4)	38.46%	68.24%	81.53%	15.91%	27.12%	35.29%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than $0.005 per share.
(3)	Based on net asset value, which does not reflect sales charge.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 73

PERFORMANCE TRUST MULTISECTOR BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months	Year	Year	Period
	Ended	Ended	Ended	Ended
	February 29, 2024	August 31,	August 31,	August 31,
	(Unaudited)	2023	2022	2021(1)
Institutional Class Shares

Net Asset Value, Beginning of Period	$8.47	$8.72	$10.07	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.27	0.51	0.38	0.39
Net realized and unrealized gain (loss) on investments(3)	0.30	(0.25)	(1.33)	0.01
Total from investment operations	0.57	0.26	(0.95)	0.40

Less distributions paid:
From net investment income	(0.27)	(0.51)	(0.39)	(0.33)
From net realized gain on investments	—	—	(0.01)	—
Total distributions paid	(0.27)	(0.51)	(0.40)	(0.33)

Paid-in capital from redemption fees (Note 2)	—	—	—	—

Net Asset Value, End of Period	$8.77	$8.47	$8.72	$10.07

Total Return(4)	6.85%	3.12%	-9.66%	4.06%

Supplemental Data and Ratios:
Net assets at end of Period (000’s)	$101,068	$89,470	$82,015	$13,025

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	1.03%	1.06%	1.19%	2.47%
After waiver and expense reimbursement(5)	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	6.23%	5.91%	3.98%	4.34%
After waiver and expense reimbursement(5)	6.27%	5.98%	4.18%	5.82%

Portfolio turnover rate(4)	24.32%	74.40%	59.74%	109.25%

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 74

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited)

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) (f/k/a/Performance Trust Strategic Bond Fund), the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), and the Performance Trust Multisector Bond Fund (the “Multisector Bond Fund”) (f/k/a/Performance Trust Credit Fund), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Total Return Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The investment objective of the Multisector Bond Fund is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Total Return Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Total Return Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. The Institutional Class shares of the Multisector Bond Fund commenced investment operations on January 4, 2021. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (DBA: PTAM) (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities, collateralized loan obligations and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value, discussed below.

If market quotations are not readily available, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out

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a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

» Level 1: Quoted prices in active markets for identical securities.

» Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

» Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2024:

Performance Trust Total Return Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Municipal
Bonds	$—	$1,323,640,215	$—	$1,323,640,215
Corporate
Bonds	—	1,205,980,847	—	1,205,980,847
Non-Agency
Commercial
Mortgage
Backed
Securities	—	987,385,869	—	987,385,869
U.S. Treasury
Obligations	—	940,151,465	—	940,151,465
Asset-Backed
Securities	—	819,826,414	—	819,826,414
Collateralized
Loan
Obligations	—	430,776,935	—	430,776,935
Agency
Commercial
Mortgage
Backed
Securities	—	399,842,818	—	399,842,818
Non-Agency
Residential
Mortgage
Backed
Securities	—	378,023,988	—	378,023,988
Money
Market Funds	49,598,566	—	—	49,598,566
U.S. Treasury
Bills	—	138,242,741	—	138,242,741
Total Assets	$49,598,566	$6,623,871,292	$—	$6,673,469,858

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Municipal
Bonds	$—	$626,744,210	$—	$626,744,210
Agency
Commercial
Mortgage
Backed
Securities	—	37,292,522	—	37,292,522
Non-Agency
Commercial
Mortgage
Backed
Securities	—	12,768,771	—	12,768,771
Corporate
Bonds	—	3,000,000	—	3,000,000
Money
Market Funds	28,236,434	—	—	28,236,434
Total Assets	$28,236,434	$679,805,503	$—	$708,041,937

Performance Trust Multisector Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Corporate
Bonds	$—	$41,987,189	$—	$41,987,189
Non-Agency
Commercial
Mortgage
Backed
Securities	—	19,250,559	—	19,250,559
Collateralized
Loan
Obligations	—	14,814,626	—	14,814,626
Asset-Backed
Securities	—	6,449,598	—	6,449,598
U.S. Treasury
Obligations	—	6,150,438	—	6,150,438
Municipal
Bonds	—	5,621,002	—	5,621,002
Non-Agency
Residential
Mortgage
Backed
Securities	—	4,022,491	—	4,022,491
Money
Market Funds	3,643,077	—	—	3,643,077
Total Assets	$3,643,077	$98,295,903	$—	$101,938,980

The Funds did not hold any Level 3 securities during the six months ended February 29, 2024.

The Funds did not hold any financial derivative instruments during the six months ended February 29, 2024.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those

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securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of February 29, 2024, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 29, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the six months ended February 29, 2024, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2020.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Total Return Bond Fund and the Municipal Bond Fund charged a 2.00% redemption fee on shares redeemed within sixty days of purchase through December 28, 2019. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. Effective December 29, 2019, the Total Return Bond Fund and the Municipal Bond Fund eliminated the redemption fees.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Total Return Bond Fund and the Municipal Bond Fund and 0.75% of average daily net assets of the Class C shares of the Total Return Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Total Return Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest-only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 was as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$207,265,830	$208,508,008
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	16,560,917
Return of Capital	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$2,634,721	$3,026,501
Tax-Exempt Income	19,670,077	13,354,202
Long-Term Capital Gain	—	—
Return of Capital	—	—

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PERFORMANCE TRUST MULTISECTOR BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$5,020,968	$1,579,174
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—
Return of Capital	—	—

As of August 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Cost basis of investments for federal
income tax purposes	$6,446,656,675
Gross tax unrealized appreciation	$20,841,771
Gross tax unrealized depreciation	(743,089,761)
Net tax unrealized appreciation	(722,247,990)
Undistributed ordinary income	13,775,373
Undistributed long-term capital gain	—
Total distributable earnings	13,775,373
Other accumulated losses	(376,424,383)
Total accumulated gains	$(1,084,897,100)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$641,674,834
Gross tax unrealized appreciation	$5,372,597
Gross tax unrealized depreciation	(20,861,853)
Net tax unrealized appreciation	(15,489,256)
Undistributed ordinary income	1,246,329
Undistributed long-term capital gain	—
Total distributable earnings	1,246,329
Other accumulated losses	(86,823,662)
Total accumulated gains	$(101,066,589)

PERFORMANCE TRUST MULTISECTOR BOND FUND
Cost basis of investments for federal
income tax purposes	$92,030,216
Gross tax unrealized appreciation	$979,409
Gross tax unrealized depreciation	(4,932,535)
Net tax unrealized appreciation	(3,953,126)
Undistributed ordinary income	266,107
Undistributed long-term capital gain	—
Total distributable earnings	266,107
Other accumulated losses	(3,917,908)
Total accumulated gains	$(7,604,927)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale and amortization adjustments.

At August 31, 2023, the Funds had capital loss carryovers as follows:

	SHORT-TERM	LONG-TERM
Total Return Bond Fund	$168,578,494	$207,845,889
Municipal Bond Fund	44,295,652	42,528,011
Multisector Bond Fund	1,419,609	2,498,299

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and book versus tax treatment of callable bonds and have no effect on net assets or NAV per share. For the year ended August 31, 2023, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

TOTAL
	RETURN	MUNICIPAL	MULTISECTOR
	BOND FUND	BOND FUND	BOND FUND
Total
distributable
earnings	$—	$—	$—
Paid-in capital	$—	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Total Return Bond Fund, 0.40% for the Municipal Bond Fund, and 0.80% for the Multisector Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55%, and 0.99% (the “Expense Limitation Cap”) of the average daily net assets of the Total Return Bond Fund, Municipal Bond Fund, and Multisector Bond Fund, respectively.  The operating expense limitation agreement is in place at least through December 29, 2024 for each Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	TOTAL
	RETURN	MUNICIPAL	MULTISECTOR
	BOND FUND	BOND FUND	BOND FUND
August 31, 2024	$—	$—	$102,789
August 31, 2025	$—	$—	$81,663
August 31, 2026	$—	$—	$57,546
February 29, 2027	$—	$—	$18,595

5.	Distribution and Shareholder Servicing Plan
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Total Return Bond Fund and the Municipal Bond Fund, which authorizes

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the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Total Return Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Total Return Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the six months ended February 29, 2024, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Shareholder
	12b-1 Fees	Servicing Fees
Total Return Bond Fund
Class A	$ 37,026	N/A
Class C	$ 161,732	$53,911
Municipal Bond Fund
Class A	$ 40,407	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ administrator and fund accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the six months ended February 29, 2024, and owed as of February 29, 2024 are as follows:

Administration
and Accounting	Incurred		Owed
Total Return Bond Fund	$1,187,518		$405,766
Municipal Bond Fund	137,653		48,661
Multisector Bond Fund	35,158		12,408

Transfer Agency	Incurred		Owed
Total Return Bond Fund	$467,008	(1)	$167,605	(1)
Municipal Bond Fund	53,180		20,529
Multisector Bond Fund	11,017		3,259
(1) This amount does not include sub-transfer agency fees.

Custody	Incurred		Owed
Total Return Bond Fund	$140,143		$45,302
Municipal Bond Fund	14,353		4,827
Multisector Bond Fund	2,844		1,543

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended February 29, 2024, and owed as of February 29, 2024, are as follows:

	Incurred	Owed
Total Return Bond Fund	$5,824	$1,936
Municipal Bond Fund	5,824	1,936
Multisector Bond Fund	5,824	1,936

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

TOTAL RETURN BOND FUND – INSTITUTIONAL CLASS
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023
Shares sold	91,238,030	131,375,592
Shares issued
to holders in
reinvestment
of distributions	6,203,375	9,309,147
Shares redeemed	(55,358,429)	(117,749,091)
Net increase	42,082,976	22,935,648

TOTAL RETURN BOND FUND – CLASS A
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023
Shares sold	343,559	755,662
Shares issued
to holders in
reinvestment of
distributions	32,783	55,229
Shares redeemed	(323,588)	(924,350)
Net increase (decrease)	52,754	(113,459)

TOTAL RETURN BOND FUND – CLASS C
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023
Shares sold	460,252	353,323
Shares issued
to holders in
reinvestment of
distributions	41,634	64,024
Shares redeemed	(312,136)	(594,892)
Net increase (decrease)	189,750	(177,545)

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023
Shares sold	9,696,979	14,508,691
Shares issued
to holders in
reinvestment of
distributions	463,792	835,569
Shares redeemed	(8,063,605)	(18,249,919)
Net increase (decrease)	2,097,166	(2,905,659)

MUNICIPAL BOND FUND – CLASS A
	SIX MONTHS ENDED	YEAR ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023
Shares sold	609,103	676,462
Shares issued
to holders in
reinvestment of
distributions	24,625	52,486
Shares redeemed	(624,538)	(1,182,877)
Net increase (decrease)	9,190	(453,929)

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MULTISECTOR BOND FUND – INSTITUTIONAL CLASS
	SIX MONTHS ENDED	PERIOD ENDED
	FEBRUARY 29, 2024	AUGUST 31, 2023(1)
Shares sold	1,664,982	4,853,465
Shares issued
to holders in
reinvestment of
distributions	336,704	583,958
Shares redeemed	(1,044,816)	(4,275,220)
Net increase	956,870	1,162,203

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended February 29, 2024, are summarized below.

		TOTAL
	MULTISECTOR	RETURN	MUNICIPAL
	BOND FUND	BOND FUND	BOND FUND
Purchases
U.S.
Government	$698,412,297	$—	$4,353,039
Other	1,056,851,560	223,254,400	26,142,714
Sales
U.S.
Government	$362,061,945	$—	$5,634,901
Other	617,054,234	235,574,317	16,253,630

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At February 29, 2024, Morgan Stanley Smith Barney, LLC and Raymond James, for the benefit of its customers, held 40.21% and 35.76%, respectively, of the Total Return Bond Fund’s outstanding Class A shares. At February 29, 2024, Morgan Stanley Smith Barney, LLC and Raymond James, for the benefit of its customers, held 51.52% and 28.38%, respectively, of the Total Return Bond Fund’s outstanding Class C shares. At February 29, 2024, Charles Schwab & Company, Inc., for the benefit of its customers, held 31.02% of the Total Return Bond Fund’s outstanding Institutional Class shares. At February 29, 2024, Charles Schwab & Company, Inc. for the benefit of its customers, held 61.86% of the Municipal Bond Fund’s outstanding Class A shares. At February 29, 2024, Charles Schwab & Company, Inc., for the benefit of its customers, held 28.66% of the Municipal Bond Fund’s outstanding Institutional Class shares. At February 29, 2024, Charles Schwab & Company, Inc., for the benefit of its customers, held 76.59% of the Multisector Bond Fund’s outstanding Institutional Class shares.

10.	Line of Credit

At February 29, 2024, the Total Return Bond Fund, Municipal Bond Fund and Multisector Bond Fund each had an unsecured line of credit which matures on August 3, 2024 with a maximum borrowing equal to the lesser of $250,000,000, $35,000,000 and $7,500,000, respectively, or 20%, 33.33% and 20% respectively, of gross market value of unencumbered assets of each Fund. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate (8.50% as of February 29, 2024). The Funds did not utilize their lines of credit during the six months ended February 29, 2024. The Funds did not have any outstanding balances on the lines of credit at February 29, 2024.

11.	Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

12.	Subsequent Events
On March 15, 2024, the Funds declared and paid distributions from ordinary income to shareholders of record as of March 14, 2024, as follows:

Ordinary
Income
Total Return Bond Fund
Institutional Class	$20,741,687
Class A	$91,186
Class C	$107,041
Municipal Bond Fund
Institutional Class	$2,041,139
Class A	$100,939
Multisector Bond Fund
Institutional Class	$486,901

The Funds have evaluated events and transactions that have occurred subsequent to February 29, 2024 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in the financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 80

NOTICE OF PRIVACY POLICY & PRACTICES
(Unaudited)

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

»  social security numbers;

»  account balances;

»  account transactions;

»  transaction history;

»  wire transfer instructions; and

»  checking account information.

What Information We Disclose
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 81

EXPENSE EXAMPLES
Period Ended February 29, 2024 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/23 – 2/29/24).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
TOTAL RETURN BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
INSTITUTIONAL CLASS	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,042.10	$3.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
TOTAL RETURN BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
CLASS A	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,040.80	$5.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

* Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
TOTAL RETURN BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
CLASS C	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,036.60	$8.91
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.11	$8.82

* Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 82

EXPENSE EXAMPLES (CONT.)
Period Ended February 29, 2024 (Unaudited)

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
INSTITUTIONAL CLASS	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,065.50	$2.57
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.38	$2.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
CLASS A	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,064.10	$3.80
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$3.72

* Expenses are equal to the Fund’s annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MULTISECTOR BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	SEPTEMBER 1, 2023 –
INSTITUTIONAL CLASS	SEPTEMBER 1, 2023	FEBRUARY 29, 2024	FEBRUARY 29, 2024*
Actual	$1,000.00	$1,068.50	$5.08
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.95	$4.96

* Expenses are equal to the Fund’s annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 83

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2023, taxable ordinary income distributions are designed as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Total Return Bond Fund	0.00%
Municipal Bond Fund	0.00%
Multisector Bond Fund	0.00%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1 (877) 738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 84

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite Term;	31	Professor Emeritus,	Independent
615 E. Michigan St.		Since August 22,		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		2001		(June 2019-present),	MUTUALS
Year of Birth: 1955				Professor, Department of	(an open-end
				Accounting (2004-2019),	investment
				Marquette University.	company)
					(2001-2021).

Gary A. Drska	Trustee	Indefinite Term;	31	Retired; Former Pilot,	Independent
615 E. Michigan St.		Since August 22,		Frontier/Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		2001		Inc. (airline company)	MUTUALS
Year of Birth: 1956				(1986-2021).	(an open-end
					investment
					company)
					(2001-2021).

Vincent P. Lyles	Trustee	Indefinite Term;	31	Executive Director,	Independent
615 E. Michigan St.		Since April 6,		Milwaukee Succeeds	Director, BMO
Milwaukee, WI 53202		2022		(education advocacy	Funds, Inc.
Year of Birth: 1961				organization) (2023-present);	(an open-end
				System Vice President	investment
				of Community Relations,	company)
				Advocate Aurora Health	(2017-2022).
				Care (health care provider)
				(2019-2022).

Erik K. Olstein	Trustee	Indefinite Term;	31	Retired; President and	Trustee, The Olstein
615 E. Michigan St.		Since April 6,		Chief Operation Officer	Funds (an open-end
Milwaukee, WI 53202		2022		(2000-2020), Vice	investment
Year of Birth: 1967				President of Sales and	company)
				Chief Operating Officer	(1995-2018).
				(1995-2000), Olstein Capital
				Management, L.P. (asset
				management firm).

Lisa Zúñiga Ramírez	Trustee	Indefinite Term;	31	Retired; Principal and	Director, Peoples
615 E. Michigan St.		Since April 6,		Senior Portfolio Manager,	Financial Services
Milwaukee, WI 53202		2022		Segall, Bryant & Hamill, LLC	Corp. (a publicly-
Year of Birth: 1969				(asset management firm)	traded bank
				(2018-2020).	holding company)
					(2022-present);
					Independent
					Director, Century
					Communities, Inc.
					(a publicly-traded
					homebuilding
					company)
					(2023-present).

Gregory M. Wesley	Trustee	Indefinite Term;	31	Senior Vice President of	N/A
615 E. Michigan St.		Since April 6,		Strategic Alliances and
Milwaukee, WI 53202		2022		Business Development,
Year of Birth: 1969				Medical College of Wisconsin
				(2016-present).
PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 85

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers

John P. Buckel*	Chairperson,	Indefinite Term;	31	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Trustee,	Chairperson and		Fund Services, LLC
Milwaukee, WI 53202	President	Trustee (Since		(2004-present).
Year of Birth: 1957	and Principal	January 19, 2023);
	Executive	President and
	Officer	Principal Executive
Officer (Since
January 24, 2013)

Jennifer A. Lima	Vice	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	2013		(2002-present).
Year of Birth: 1974	and Principal
Financial and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since October 21,		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	2021		LLC (2021-present); Chief
Year of Birth: 1965	President			Compliance Officer of
	and Anti-			Keeley-Teton Advisors, LLC
	Money			and Teton Advisors, Inc.
	Laundering			(2017-2021).
Officer

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI 53202		2019		Services, LLC
Year of Birth: 1970				(2019-present); Partner,
Practus, LLP (2018-2019).

* Mr. Buckel is an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 86

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers

Kelly A. Strauss	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI 53202		2015		Services, LLC
Year of Birth: 1987				(2011-present).

Shannon Coyle	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since August 26,		Fund Services, LLC
Milwaukee, WI 53202		2022		(2015-present).
Year of Birth: 1990

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI 53202		2018		Services, LLC
Year of Birth: 1985				(2007-present).

Marissa Pawlinksi	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Since January		U.S. Bancorp Fund
Milwaukee, WI 53202		2024		Services, LLC (since 2023);
Year of Birth: 1996				Regulatory Administration
Attorney, U.S. Bancorp Fund
Services, LLC (since 2022);
Judicial Law Clerk, Milwaukee
County Circuit Court
(2021-2022); Legal Intern,
City of Brookfield (2020-2021);
Student, Marquette University
Law School (2019-2021).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)	PAGE 87

Investment Adviser
PT Asset Management, LLC
500 West Madison, Suite 470
Chicago, IL  60661
888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI  53202

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, Principal Executive

Date:   4/29/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, Principal Executive

Date:   4/29/24

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Principal Financial Officer

Date:   4/29/2024

* Print the name and title of each signing officer under his or her signature.